UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

WESTERN MAGNESIUM CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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WESTERN MAGNESIUM CORPORATION

8180 Greensboro Drive, Suite 720

McLean, VA 22102

February 2, 2023

Dear Stockholders:

Western Magnesium Corporation is holding a Virtual Annual Meeting (the “Annual Meeting”) on Tuesday, March 7, 2023 at 1:00 p.m., Eastern Time. You may attend the Annual Meeting, vote and submit a question during the Annual Meeting by visiting https://www.microsoft.com/en-ca/microsoft-teams/join-a-meeting?rtc=1. The Meeting ID is 230-729-391-667, and the Passcode is vefWMn. The formal Notice of Annual Meeting is set forth in the enclosed material.

The matters expected to be acted upon at the Annual Meeting are described in the attached Notice of Annual Meeting and Proxy Statement. Holders of record of Western Magnesium Corporation’s common stock at the close of business on January 6, 2023 are entitled to vote.

It is important that your views be represented. Even if you plan to virtually attend the Annual Meeting, please vote on the matters to be considered in advance of the Annual Meeting. You may vote your proxy via the Internet or by completing and returning the enclosed proxy card. We encourage you to complete and return a proxy prior to the Annual Meeting to ensure that your vote is counted prior to the Annual Meeting as no voting will be permitted at the virtual Annual Meeting. If you vote by proxy you will be permitted to change your vote at any time prior to the Annual Meeting

Proxies must be received not less than 48 hours (excluding Saturdays, Sundays and Holidays) before the time of he meeting or any adjournment thereof. Late proxies may be accepted or rejected at the discretion of the Chair of the Meeting. The time limit for deposit of proxies may be waived or extended by the Chair of the Meeting, at the Chair’s discretion, with or without notice.

We appreciate your investment and interest in Western Magnesium Corporation and urge you to cast your vote as soon as possible.

Sincerely,

/s/ Sam Ataya
Sam Ataya Director and Chief Executive Officer

WESTERN MAGNESIUM CORPORATION

8180 Greensboro Drive, Suite 720

McLean, VA 22102

NOTICE OF VIRTUAL ANNUAL MEETING OF STOCKHOLDERS

Notice is hereby given that Western Magnesium Corporation, a Delaware corporation (the “Company”), will hold a Virtual 2022 Annual Meeting of Stockholders (the “Annual Meeting”) on Tuesday, March 7, 2023, beginning at 1:00 p.m., Eastern Time, for the following purposes, which are described more fully in the accompanying Proxy Statement:

1.	To elect six directors nominated by the Company’s Board of Directors to serve for a one-year term following approval by the stockholders at the Annual Meeting;

2	To approve proposed amendments to our 2021 Equity Incentive Plan (the “2021 Plan”) in connection with recent changes to the policies of the TSX Venture Exchange as well as to increase the number of shares of our common stock which may be granted under the 2021 Plan and our 2017 stock option plan from 69,682,368 Common Shares to 90,358,149 Common Shares, representing 19.9% of the issued and outstanding Common Shares;

3.	To ratify the appointment of Adeptus Partners, LLC as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2022; and

4.	To transact such other business as may properly come before the Annual Meeting and/or any adjournment or postponement thereof.

The Company’s Board of Directors has fixed the close of business on January 6, 2023 (the “Record Date”) as the record date for the determination of the stockholders entitled to vote at the Annual Meeting or any adjournments or postponements thereof. Only stockholders of record at the close of business on the Record Date will be entitled to notice of, and to vote at, the Annual Meeting.

To participate in the 2023 Annual Meeting virtually via the Internet, please visit https://www.microsoft.com/en-ca/microsoft-teams/join-a-meeting?rtc=1. The Meeting ID is 230-729-391-667he Passcode is vefWMn. In order to attend, you must visit the Microsoft Teams website and enter the Meeting ID and Passcode. The Meeting ID is 230-729-391-667, and the Passcode is vefWMn. You will not be able to attend the 2023 Annual Meeting in person.

Please refer to the proxy statement for further information with respect to the business to be transacted at the 2023 Annual Meeting.

By order of the Board of Directors,

/s/ Sam Ataya
Director and Chief Executive Officer

February 2, 2023

Your vote is very important. Even if you plan to virtually attend the Annual Meeting, we hope that you will read the Proxy Statement and vote on the matters to be considered in advance of the Annual Meeting. You may vote your proxy via the Internet or by completing and returning the enclosed proxy card. If you have any questions or require assistance in voting your shares, please contact the proxy solicitation agent, Morrow Sodali (Canada) Ltd. by telephone at 1.289.695.3075 or toll-free at 1.888.444.0591 or by email at assistance@morrowsodali.com.

STOCKHOLDERS ARE URGED TO VOTE USING THE ENCLOSED PROXY OR VOTING INSTRUCTION FORM AND VOTE NO LATER THAN 1:00 PM (EASTERN TIME) ON MARCH 3, 2023

Voting Method	Registered STOCKholders	Beneficial STOCKholders
	If your stocks are held in your name and represented by a physical certificate or DRS statement	If your stocks are held with a broker, bank or other intermediary

Internet	To Vote Your Proxy Online please visit: https://login.odysseytrust.com/pxlogin and enter the control number on your form of proxy. If you vote by Internet, do not mail this proxy.	Visit www.proxyvote.com and enter your 16-digit control number located on the enclosed voting instruction form.

Telephone	N/A	Canada: United States:	English: 1-800-474-7493 French: 1-800-474-7501 1-800-454-8683
and provide your 16-digit control number located on the enclosed voting instruction form.

Facsimile	N/A	Canada: Fax your voting instruction form to 905-507-7793 or toll free to 1-866-623-5305 in order to ensure that your vote is received before the deadline. United States: N/A

Mail	Mail your form of proxy in the reply envelope provided.	Mail your voting instruction form in the reply envelope provided.

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WESTERN MAGNESIUM CORPORATION

8180 Greensboro Drive, Suite 720

McLean, VA 22102

PROXY STATEMENT

GENERAL INFORMATION

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the “Board”) and management of Western Magnesium Corporation, a Delaware corporation (the “Company,” “Western Magnesium,” “we,” “our” or “us”), of proxies to be voted at our 2022 Virtual Annual Meeting of Stockholders (the “Annual Meeting”) and at any adjournment or postponement of the Annual Meeting. The Annual Meeting will take place on Tuesday, March 7, 2023, beginning at 1:00 p.m., Eastern Time, and you may attend the Annual Meeting, and submit a question during the Annual Meeting by visiting https://www.microsoft.com/en-ca/microsoft-teams/join-a-meeting?rtc=1. The Meeting ID is 230-729-391-667, and the Passcode is vefWMn. The Board of Directors and management of the Company urges you to promptly execute and return your proxy in the enclosed envelope, even if you plan to virtually attend the Annual Meeting. This is designed to authenticate stockholders’ identities, to allow stockholders to give their voting instructions and to confirm that stockholders’ instructions have been recorded properly.

Any stockholder submitting a proxy may revoke such proxy at any time prior to its exercise by notifying the Secretary of the Company, in writing, prior to the Annual Meeting.

This Proxy Statement, the Notice of Annual Meeting, and accompanying proxy are being furnished to holders of our common stock, par value $0.001 per share, at the close of business on January 6, 2023 (the “Record Date”), the record date for the Annual Meeting. Web links and addresses contained in this Proxy Statement are provided for convenience only, and the content on the referenced websites does not constitute a part of this Proxy Statement.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Which items will be voted on at the Annual Meeting?

Stockholders will vote on the following items at the Annual Meeting:

1.	To elect five directors nominated by the Company’s Board of Directors to serve for a one-year term following approval by the stockholders at the Annual Meeting;

2	To approve proposed amendments (the “Proposed Amendments”) to our 2021 Equity Incentive Plan (the “2021 Plan”) in connection with recent changes to the policies of the TSX Venture Exchange (the “TSXV”) as well as to increase the number of shares of our common stock which may be granted under the 2021 Plan from 69,682,368 Common Shares to 90,358,149 Common Shares, representing 19.9% of the issued and outstanding Common Shares;

3.	To ratify the appointment of Adeptus Partners, LLC as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2022; and

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How does the Board recommend I vote on each of the proposals presented in this Proxy Statement?

The Board recommends a vote FOR the election of each of the director nominees to be members of the Board; and FOR Proposals 2 and 3.

Who is entitled to vote at the Annual Meeting?

Holders of our common stock as of the Record Date are entitled to receive the Notice of Annual Meeting and to vote their shares of common stock at the Annual Meeting. Holders of our common stock are entitled to one vote for each share of common stock held of record on the Record Date.

How many shares of common stock are outstanding?

As of the Record Date, there were 454,061,049 shares of common stock issued and outstanding and entitled to be voted at the Annual Meeting.

What is the difference between holding common stock as a stockholder of record and as a beneficial owner?

If your common stock is registered in your name with our transfer agent, Odyssey Trust Company (“Odyssey Trust”), you are the “stockholder of record” of those shares. The Notice of Annual Meeting, this Proxy Statement and any accompanying materials have been provided directly to you by Western Magnesium.

If your shares of common stock are held through a broker, bank or other holder of record, you hold your common stock in “street name” and you are considered the “beneficial owner” of those shares of common stock. This Notice of Annual Meeting and Proxy Statement and any accompanying documents have been provided to you by your broker, bank or other holder of record. As the beneficial owner, you have the right to direct your broker, bank or other holder of record how to vote your common stock by using the voting instruction card or by following their instructions for voting on the Internet.

If you are a resident of the United States, and you do not give instructions to your broker, your broker can vote your shares with respect to “routine” items, but not with respect to “non-routine” items. On non-routine items for which you do not give your broker instructions, the shares will be treated as broker non-votes. Our management believes that Proposal 3 (ratification of the appointment of Adeptus Partners, LLC (“Adeptus”) as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2022) is a “routine” matter for which brokers will have authority to vote your shares of common stock at the Annual Meeting if you do not give instruction on how to vote your shares. Consequently, if United States residents do not give any direction, brokers will be permitted to vote shares of common stock at the Annual Meeting in relation to Proposal 3. However, Proposals 1 and 2 are non-routine matters for which brokers do not have authority to vote your shares at the Annual Meeting if you do not provide instructions on how to vote your shares. Therefore, we encourage you to submit your voting instructions to your broker to ensure your shares of common stock are voted on all proposals at the Annual Meeting.

How do I vote?

If you are a stockholder of record, you can vote your shares by proxy. In order to vote by proxy, you may do so via the Internet by visiting https://login.odysseytrust.com/pxlogin or by signing and returning the proxy card enclosed therein. Each of these procedures is explained below. Even if you plan to attend (virtually) the Annual Meeting, the Board recommends that you vote by proxy so your shares of common stock will be voted as directed by you if you are unable to attend the virtual Annual Meeting.

Because many stockholders will not attend the virtual Annual Meeting personally, it is necessary that a large number of stockholders be represented by proxy. By following the procedures for voting via the Internet, or by signing and returning the enclosed proxy card, your shares can be voted at the virtual Annual Meeting in the manner indicated. If you sign and return your proxy card, but do not specify how you want your shares to be voted, they will be voted, in accordance with the Board’s recommendation on Proposals 1, 2, and 3, in the discretion of the proxy holders named in your proxy card.

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Voting via the Internet

If you are a stockholder of record, you can vote your shares via the Internet by accessing https://login.odysseytrust.com/pxlogin and following the instructions contained on that website. Votes submitted through the Internet must be received before the polls close on March 3, 2023 at 1:00 pm Eastern Time. The Internet voting procedures are designed to authenticate your identity and to allow you to vote your shares and confirm that your voting instructions have been properly recorded. In this regard, you will need to provide your control number that is on your proxy card to vote your shares via the Internet. If you vote via the Internet, you do not need to mail a proxy card.

Voting by Mail

You can vote by mail by filling out the enclosed proxy card and returning it per the instructions on the card.

Appointment of a Third Party as Proxy

The following applies to stockholders who wish to appoint a person (a “third party proxyholder”) other than the management nominees set forth in the proxy card or voting instruction card as proxyholder (“Management’s Nominees”), including beneficial owners who wish to appoint themselves as proxyholder to attend or participate at the Annual Meeting.

Stockholders who wish to appoint a third party proxyholder to attend or participate at the Annual Meeting as their proxy and vote their Common Shares MUST submit their proxy card or voting instruction card (as applicable) appointing such third party proxyholder AND register the third party proxyholder, as described below. Registering your proxyholder is an additional step to be completed AFTER you have submitted your proxy card or voting instruction card.

● Step 1: Submit your proxy card or voting instruction card: To appoint a third party proxyholder, insert such person’s name in the blank space provided in the proxy card or voting instruction card (if permitted) and follow the instructions for submitting such proxy card or voting instruction card. This must be completed prior to registering such proxyholder, which is an additional step to be completed once you have submitted your proxy card or voting instruction card.

● Step 2: Register your proxyholder: To register a proxyholder, stockholders MUST send an email to appointee@odysseytrust.com by 1:00 p.m. (Eastern Time) on Wednesday, March 1, 2023 and provide Odyssey Trust with the required proxyholder contact information, amount of Common Shares appointed, name in which the Common Shares are registered if they are a stockholder of record, or name of broker where the Common Shares are held if a beneficial owner. Third party proxyholders votes must be submitted prior to the voting cut off by 1:00 p.m. (Eastern Time) on March 3, 2023.

If you are a beneficial owner and wish to attend or participate at the Annual Meeting, you have to insert your own name in the space provided on the voting instruction card sent to you by your intermediary, follow all of the applicable instructions provided by your intermediary AND register yourself as your proxyholder, as described above. By doing so, you are instructing your intermediary to appoint you as proxyholder. It is important that you comply with the signature and return instructions provided by your intermediary. Please also see further instructions below under the heading “How do I attend and participate at the Meeting?”.

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Legal Proxy – US Beneficial Owners

If you are a beneficial owner located in the United States and wish to appoint a third party as your proxyholder, in addition to the steps described above and below under “How do I attend and participate at the Meeting?”, you must obtain a valid legal proxy from your intermediary. Follow the instructions from your intermediary included with the legal proxy card and the voting information card sent to you, or contact your intermediary to request a legal proxy card or a legal proxy if you have not received one. After obtaining a valid legal proxy from your intermediary, you must then submit such legal proxy to Odyssey Trust. Requests for registration from beneficial owners located in the United States that wish to appoint a third party as their proxyholder, must be sent by e-mail to appointee@odysseytrust.com and received by 1:00 p.m. (Eastern Time) on Wednesday, March 1, 2023.

Can I attend the virtual Annual Meeting?

The Annual Meeting will be a completely virtual meeting. We continue to use the virtual annual meeting format to facilitate shareholder attendance and participation by leveraging technology to communicate more efficiently with our shareholders. As such, there will be no physical meeting location, and the meeting will only be conducted via live webcast.

In order to attend, you must visit https://www.microsoft.com/en-ca/microsoft-teams/join-a-meeting?rtc=1 on Tuesday, March 7, 2023 at 1:00 p.m. Eastern Time. The Meeting ID is 230-729-391-667, and the Passcode is vefWMn.

What can I do if I change my mind after I vote?

If you are a stockholder of record, you can revoke your proxy before it is exercised by:

●	Giving written notice to the Corporate Secretary of the Company; or

●	Delivering a valid, later-dated proxy in a timely manner prior to the Annual Meeting.

If you are a beneficial owner of common stock, you may submit new voting instructions by contacting your broker, bank or other holder of record. All shares of common stock for which proxies have been properly submitted and not revoked will be voted at the Annual Meeting.

Where can I find the voting results?

We intend to announce the preliminary voting results at the Annual Meeting and will publish the final results in a Current Report on Form 8-K, which we will file with the Securities and Exchange Commission (the “SEC”) no later than four business days following the Annual Meeting. If the final voting results are unavailable in time to file a Form 8-K with the SEC within four business days after the Annual Meeting, we intend to file a Form 8-K to disclose the preliminary results and, within four business days after the final results are known, will file an additional Form 8-K with the SEC to disclose the final voting results.

What is a quorum for the Annual Meeting?

The presence of the holders of 151,353,683 shares of common stock, in person (virtually) or by proxy at the Annual Meeting, representing one-third of the voting power of all outstanding shares of capital stock of the Company entitled to vote at the Annual Meeting is necessary to constitute a quorum. If you have returned valid proxy instructions or attend the virtual Annual Meeting, your common stock will be counted for the purpose of determining whether there is a quorum. Proxies that are marked “abstain” and proxies relating to “street name” common stock that are returned to us but marked by brokers in the United States as “not voted” will be treated as shares of common stock present for purposes of determining the presence of a quorum on all matters. If there is no quorum, the chairman of the Annual Meeting may adjourn the Annual Meeting to another date. Abstentions are counted as present and entitled to vote for purposes of determining a quorum.

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What are broker non-votes?

Generally, a broker non-vote occurs when a U.S. bank, broker or other nominee that holds shares of common stock in “street name” for customers is precluded from exercising voting discretion on a particular proposal because (i) the beneficial owner has not instructed the bank, broker or other nominee how to vote, and (ii) the bank, broker or other nominee lacks discretionary voting power to vote the common stock. A bank, broker or other nominee does not have discretionary voting power with respect to the approval of “non-routine” matters absent specific voting instructions from the beneficial owners of the common stock.

On non-routine items for which you do not give your broker instructions, the shares will be treated as broker non-votes. Proposals 1, 2, and 4 are non-routine items. If you do not give your broker instructions with regard to these proposals, brokers will not be permitted to vote your shares of common stock at the Annual Meeting in relation to these proposals.

Our management believes that Proposal 3 (ratification of the appointment of Adeptus as our independent registered public accounting firm for the fiscal year ending October 31, 2022) is a “routine” matter for which brokers will have authority to vote your shares of common stock at the virtual Annual Meeting if you do not give instruction on how to vote your shares. Consequently, if customers do not give any direction, brokers will be permitted to vote shares of common stock at the Annual Meeting in relation to Proposal 3. Nevertheless, we encourage you to submit your voting instructions to your broker to ensure your shares of common stock are voted at the Annual Meeting.

How many votes are required to approve each of the proposals presented in this Proxy Statement, and how are votes counted?

Proposal 1

With respect to Proposal 1 (election of directors), election of each director requires the affirmative vote of the majority of the votes present in person or represented by proxy at the Annual Meeting. “Withhold” votes and broker non-votes are not considered votes cast for the foregoing purpose, and will have no effect on the election of the director nominees.

Proposals 2 and 3

With respect to Proposal 2 (the Proposed Amendments to our 2021 Plan in connection with recent changes to the policies of the TSXV as well as to increase shares available for issuance pursuant to the plan) and Proposal 3 (ratification of auditors), adoption of each of the proposals requires the affirmative vote of the majority of the votes present and entitled to vote at the Annual Meeting (meaning the number of shares voted “for” a proposal must exceed the number of shares voted “against” such proposal). With respect to each of Proposals 2 and 3 and , you may vote “for,” “against” or “abstain” from voting on each such proposal. Abstentions will have the effect of a vote “against” the respective proposal. Because broker non-votes are not considered present for the foregoing purpose, they will have no effect on the vote for Proposals 2 and 3.

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How will my common stock be voted by proxy?

The Board (the persons named in the proxy card (“Management Nominees”) or, if applicable, their substitutes) will vote your shares of common stock as you instruct. A STOCKHOLDER HAS THE RIGHT TO APPOINT ANOTHER PERSON (WHO NEED NOT BE A STOCKHOLDER OF THE COMPANY) TO REPRESENT THE STOCKHOLDER EITHER BY STRIKING OUT THE NAMES OF THE MANAGEMENT NOMINEES AND INSERTING THE NAME OF THE STOCKHOLDER’S CHOSEN REPRESENTATIVE IN THE BLANK SPACE PROVIDED IN THE PROXY CARD AND DELIVERING THE COMPLETED PROXY CARD TO OUR TRANSFER AGENT.

If you submit a proxy but do not indicate how you would like to vote your common stock, your shares will be voted as the Board recommends, which is as follows:

●	FOR Proposal 1 (election of directors proposal);

●	FOR Proposal 2 (the Proposed Amendments to 2021 Plan in connection with recent changes to the policies of the TSXV as well as to increase in shares available for issuance); and

●	FOR Proposal 3 (ratification of auditors).

What happens if stockholders approve one or more proposals but not others?

Approval of any one proposal is not dependent on stockholders approving any other proposal. Therefore, if stockholders approve one proposal, but not others, the approved proposal would still take effect. Note, however, if Proposal 3 (ratification of auditors) is not approved, the Audit Committee will consider whether it is appropriate to select another independent registered public accounting firm. Even if the selection is ratified, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time during the fiscal year if it determines that such a change would be in the best interests of the Company and its stockholders.

Who is soliciting my proxy?

This Proxy Statement is furnished in connection with the solicitation, by or on behalf of the Board of Directors and management of the Company, of proxies to be used at the Meeting or at any adjournment or postponement thereof. This solicitation may occur in person, by telephone or by other means of communication. In addition, the Company has retained Morrow Sodali (Canada) Ltd. as its proxy solicitation agent in connection with the solicitation of proxies for the Meeting. In connection with these services, Morrow Sodali (Canada) Ltd. is expected to receive a fee of up to C$35,000, plus reasonable out-of-pocket expenses.

If you have any questions or require assistance in voting your stocks, please contact Morrow Sodali (Canada) Ltd. at 1.289.695.3075 or toll-free at 1.888.444.0591 or by email at assistance@morrowsodali.com.

The Company may utilize Broadridge’s QuickVote™ system, which involves non-objecting beneficial owners of Common Stocks being contacted by Morrow Sodali (Canada) Ltd., which is soliciting proxies on behalf of Management, to obtain voting instructions over the telephone and relaying them to Broadridge (on behalf of the Stockholder’s intermediary). While representatives of Morrow Sodali (Canada) Ltd. are soliciting proxies on behalf of Management, which is recommending that Stockholders vote in favour of all the resolutions, Stockholders are not required to vote in the manner recommended by Management. The QuickVote™ system is intended to assist Stockholders in placing their votes, however, there is no obligation to any Stockholders to vote using the QuickVote™ system, and Stockholders may vote (or change or revoke their votes) at any other time and in any other applicable manner described in this Definitive Proxy Statement. Any voting instructions provided by a Stockholder will be recorded and such Stockholder will receive a letter from Broadridge (on behalf of the Stockholder’s intermediary) as confirmation that his/her/its voting instructions have been accepted.

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Who will pay for the cost of the Annual Meeting and this proxy solicitation?

We will pay the costs associated with the Annual Meeting and solicitation of proxies, including the costs of transmitting the proxy materials and the fees and expenses of Morrow Sodali (Canada) Ltd., our proxy solicitation agent. Our directors and officers will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

MATTERS TO COME BEFORE THE ANNUAL MEETING

PROPOSAL 1—ELECTION OF DIRECTORS

Officers, Directors and Director Nominees

Our Board is comprised of five directors. Our Board has determined in its business judgment that one of our directors (Mr. Wilson) is independent in accordance with The Nasdaq Capital Market (“Nasdaq Capital Market”), the Sarbanes-Oxley Act and related SEC rules.

Based on the recommendation of the Company’s independent directors, the Board recommends a vote FOR Messrs. Lee, S. Ataya, Thorlakson, R. Ataya and Wilson. If re-elected, these directors will serve until the 2022 annual meeting of stockholders or until their successors are duly elected and qualified, or their earlier death, resignation or removal. If any of these nominees is unavailable for election, an event which the Board does not presently anticipate, the persons named in the enclosed proxy intend to vote the proxies solicited hereby FOR the election of such other nominee or nominees as may be nominated by the Board.

Vote Required

Election of each director requires the affirmative vote of the majority of the votes present in person or represented by proxy at the Annual Meeting. “Withhold” votes and broker non-votes are not considered votes cast for the foregoing purpose, and will have no effect on the election of the director nominees.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” EACH OF MESSRS. LEE, S. ATAYA, THORLAKSON, R. ATAYA AND WILSON.

Below is biographical and other information about the nominees for election as director, including information concerning the particular experience, qualifications, attributes and/or skills that led the independent directors and the Board to determine that the nominee should serve as a director, or each director should continue to serve as a director, as the case may be.

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Name, Province or State and Country of Residence	Age	Positions with the Company and Biography
Edward Lee British Columbia, Canada	60

A longtime entrepreneur in private business in northern British Columbia, Mr. Lee has been a member of our board of directors since March 2003. In addition, he served as our President from March 2013 to November 2019, as our Chief Executive Officer from March 2013 to October 2018 and as our Executive Chairman since 2019. Mr. Lee served on the Boards of American Manganese, Inc. from August 2011 to March 2013 and Goldrea Resources Corp. from November 2003 to April 2013. Previously, he was a Director and Executive Vice President for Adanac Molybdenum Corp. from November 2006 to January 2009. Since 1989, Mr. Lee has been assisting public companies in capital formation and strategic business development. He brings Western Magnesium invaluable strategic insight, industry expertise and proven leadership.

Sam Ataya British Columbia, Canada	54

Mr. Sam Ataya has been our Chief Executive Officer and a director since September 2018. Mr. Ataya has a record with key strengths in demonstrating “big picture” approaches toward project management that require long term strategic planning and operational management. His ability to manage multi-faceted projects through team leadership has led him through operational turnarounds, management changes and the ability to mobilize resources to achieve the wanted results from strategic planning and analysis. From 2008 to 2018, Sam Ataya was the CEO of The Stirling Group of Vancouver, B.C., a “One Stop” consulting service focused on assisting Micro-Cap, Mid-Cap, and Large-Cap Companies in need of financial recapitalization. The Stirling Group aids companies in strengthening their business models, investment proposals and helps source capital directly from an established global funding network. From 1987 to 2008 he was the President of ASK Ventures, a venture capital firm. Sam Ataya studied Business Administration at Langara College, Canada in 1990 and at the American University of London, England in 1992.

		Sam Ataya is the cousin of Rabih Ataya, our Vice President, Strategy and member of the board of directors.

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Name, Province or State and Country of Residence	Age	Positions with the Company and Biography
Stephen Thorlakson British Columbia, Canada	72	Mr. Thorlakson has been a member of our board of directors since December 2013. He brings a wealth of experience in the construction project management and logistics industry, as well as extensive financial and business management expertise, having worked more than three decades within the construction and financial services industry. In September 2019 Mr. Thorlakson became the Vice-President of FloRite ESI and, Klassic Oilfield Services Ltd. companies which service the oil and gas industry. In 2011, he founded and became the President of Thorlakson Management Ltd., a construction management firm that specializes in quality control, safety and site remediation where he has provided guidance, direction and hands-on management of major industrial and business development projects for clients. Mr. Thorlakson continues to provide consulting services for Thorlakson Management Ltd. From June 2006 to November 2010, he was the General Manager for Surerus Pipeline. From 1980 until 2006, Mr. Thorlakson was a self- employed chartered financial planner in Fort St. John, British Columbia, a city for which he served as Mayor from 1990 through 2005 and Alderman from 1986 through 1990. He began his professional career working at Toronto Dominion Bank as Branch Manager and Senior Assistant Manager of Commercial Credit from September 1976 to September 1979.

Rabih Ataya British Columbia, Canada	61

Mr. Rabih Ataya has been our Senior Vice President, Strategy and a member of our board of directors since March 2020 and now serves as our Executive Vice President, Special Projects. He brings to us over 30 years of extensive operational experience in the automotive industry. From 2018 to March 2020, Mr. Ataya had taken a brief hiatus from the industry. From 2010 to 2018, he was the General Manager of Alfardan Automobiles, LLC, from 2002 to 2010 he was the General Manager of the Automotive Division of Mohammad Saleh & Reza Yousuf Behbehani Company and from 1996 to 2002 he was the General Manager of Mirage General Trading Establishment. He has led strategies into tactical initiatives that drove bottom line results. Mr. Ataya’s extensive experience in the automotive industry includes the North American, European, and Middle Eastern markets. This has afforded him opportunities to understand the industry throughout the supply chain process – by understanding the materials market, dealing with the full range of original equipment manufacturers and finally expanding dealership business for high-end automobile makers. He has developed, nurtured and maintained strong relationships in the global auto industry. Mr. Ataya received his Executive Master of Business Administration from HEC Paris, France, one of the most recognized universities in the world, and an Innovative Management and Entrepreneurial Leadership Certification from Babson College. In addition, Mr. Ataya holds a Bachelor of Engineering in Mechanical Engineering from American University of Beirut, Lebanon.

		Rabih Ataya is the cousin of Sam Ataya, our Chief Executive Office and member of the board of directors.

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Name, Province or State and Country of Residence	Age	Positions with the Company and Biography
Jeffrey Wilson British Columbia, Canada	52	Mr. Wilson, Ph.D., P.Geo, has been a member of our board of directors since August 2014. He has worked in mineral exploration, consulting and market regulation for over 20 years. He has also worked as an independent consultant since 2013. From 2010 until 2013, Dr. Wilson was the director of Geology at Tetra Tech WEI, Inc., a leading provider of consulting, engineering and technical services focused on the worldwide water, environmental, energy, infrastructure and natural resource industries. From 2006 until 2010, Dr. Wilson worked as a Listings Manager at the TSXV, where he was responsible for reviewing technical and financial submissions by publicly traded resource companies. In addition, he has worked as a Project Geologist at Placer Dome Inc. from 2005 to 2006, Project Geologist for Fronteer Development Group from 2004 to 2005, an independent consultant from 2001 to 2004, as a Senior Structural Geologist for AngloGold Ashanti in Brazil from 2000 to 2001, an independent consultant in 1999, a Prestigious Geological Fellow at Rhodes University South Africa in 1998 and a Senior Geologist at Newcrest Mining in Indonesia in 1997. Dr. Wilson graduated with a Ph.D. in Geology from Kingston University, England in 1996 and a Bachelor Degree in Geology from Glasgow University, Scotland in 1991. and a Senior Geologist at Newcrest Mining in Indonesia from 1996 to 1997. Dr. Wilson earned a Ph.D. in Geology from Kingston University, England and a Bachelor of Science degree from Glasgow University, Scotland within Geology.

Except as noted above, there are no family relationships among any of the Company’s directors or executive officers.

Our officers and directors are well qualified as leaders. In their prior positions, they have gained experience in core management skills, such as strategic and financial planning, public company financial reporting, compliance, risk management, and leadership development. Our officers and directors also have experience serving on boards of directors and board committees of other public companies and private companies, and have an understanding of corporate governance practices and trends, which provides an understanding of different business processes, challenges, and strategies.

Our officers are elected by the Board and serve at the discretion of the Board, rather than for specific terms of office. Our Board is authorized to appoint persons to the offices set forth in our bylaws as it deems appropriate.

Corporate Cease Trade Orders or Bankruptcies

None of the proposed directors (or any of their personal holding companies) of the Company:

(a)	is, or during the ten years preceding the date of this Proxy Statement has been, a director, chief executive officer or chief financial officer of any company, including the Company, that:

(i)	was subject to an order that was issued while the proposed director was acting in the capacity as director, chief executive officer or chief financial officer; or

(ii)	was subject to an order that was issued after the proposed director ceased to be a director, chief executive officer or chief financial officer and which resulted from an event that occurred while that person was acting in the capacity as director, chief executive officer or chief financial officer;

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(b)	is, or during the ten years preceding the date of this Proxy Statement has been, a director or executive officer of any company, including the Company, that, while that person was acting in that capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager, or trustee appointed to hold its assets; or

(c)	has, within the ten years preceding the date of this Proxy Statement, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of that individual.

For the purposes of paragraphs (a)(i) and (a)(ii) above, an “order” means: (i) a cease trade order; (ii) an order similar to a cease trade order; or (iii) an order that denied the relevant company access to any exemption under securities legislation, that was in effect for a period of more than 30 consecutive days.

None of the proposed directors (or any of their personal holding companies) has been subject to:

(a)	any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority; or

(b)	any other penalties or sanctions imposed by a court or regulatory body which would likely be considered important to a reasonable security holder of the Company in deciding whether to vote for a proposed director.

Corporate Governance

Director Independence

Our Board of Directors has undertaken a review of the independence of each director. Based on information provided by each director concerning his or her background, employment and affiliations, our Board of Directors has determined that (i) Mr. Wilson does not have a material relationship with us that could compromise his ability to exercise independent judgment in carrying out his responsibilities and that he is “independent” as that term is defined under the listing standards of Nasdaq and in Canadian National Instrument 58-101 Disclosure of Corporate Governance Practices (“NI 58-101”), and (ii) Messrs. Lee, S. Ataya, R. Ataya and Thorlakson are not independent directors by virtue of being executive officers and employees of the Company.

In order to be considered independent for purposes of Rule 10A-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee, accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries or otherwise be an affiliated person of the listed company or any of its subsidiaries.

Our Board of Directors and its Committees

Our business and affairs are managed under the direction of our Board of Directors. The number of directors is fixed by our Board of Directors, subject to our certificate of incorporation, as amended, and our bylaws. Currently, our Board of Directors consists of five directors.

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During the fiscal year ended October 31, 2021, the Board held approximately 12 meetings. Each of our directors attended at least 95% of all the meetings of the Board and those committees on which he or she served during the fiscal year ended October 31, 2021, either in person, telephonically or by written consent resolution. The Board of Directors encourages all members to attend stockholder meetings, but has not adopted a formal policy regarding attendance.

Our Board of Directors has established three standing committees—the audit committee, compensation committee, and corporate governance committee—each of which operates under a charter that has been approved by our Board of Directors.

Audit Committee

The Board has established an Audit Committee and named each of Messrs. R. Ataya, Thorlakson and Wilson as members of the Audit Committee. Mr. Wilson is an independent director under the Nasdaq listing rules, Mr. Thorlakson serves as Chairman of the Audit Committee. All of the Audit Committee members are “financially literate”, as defined in Canadian National Instrument 52-110 Audit Committees (“NI 52-110”), as all have the industry experience necessary to understand and analyze financial statements of the Company, as well as the understanding of internal controls and procedures necessary for financial reporting. In addition, Mr. Thorlakson satisfies the definition of “audit committee financial expert” within the meaning of SEC regulations and the Nasdaq listing rules. In making a determination on which member will qualify as a financial expert, our Board of Directors considered the formal education and nature and scope of such members’ previous experience. Please refer to the 2021 Form 10-K and to the sections entitled “Relevant Education and Experience” and “Audit Committee Oversight” for additional information. The Audit Committee held one meeting during the fiscal year ended October 31, 2021 either in person, telephonically or by written consent resolution.

Our Audit Committee is responsible for, among other things:

●	providing oversight of the Company’s financial management and of the design and implementation of an effective system of internal financial controls as well as to review and report to the Board on the integrity of the financial statements of the Company, its subsidiaries and associated companies;

●	helping directors meet their responsibilities, facilitating better communication between directors and the external auditor;

●	enhancing the independence of the external auditor; and

●	increasing the credibility and objectivity of financial reports and strengthening the role of the directors by facilitating in-depth discussion among directors, management and the external auditor.

The full text of the written charter for the Audit Committee is attached to this Proxy Statement as Annex “A” to this Proxy Statement. The Company is relying on the exemption provided by Section 6.1 of NI 52-110 from the requirements of Part 3 (Composition of the Audit Committee) and Part 5 (Reporting Obligations) of NI 52-110.

Compensation Committee

The Board has established a Compensation Committee and named each of Messrs. R. Ataya, Thorlakson and Wilson to serve as members thereof. Mr. Thorlakson serves as Chair of the Compensation Committee. The Compensation Committee held 2 meetings during the fiscal year ended October 31, 2021.

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The Compensation Committee has the responsibility of assisting our board of directors in discharging its oversight responsibilities relating to the attraction, compensation, evaluation and retention of key senior management employees, and in particular the Chief Executive Officer. In addition, the Compensation Committee is tasked with reviewing our annual disclosure regarding executive compensation for inclusion where appropriate in our disclosure documents. The Compensation Committee is also charged with annually reviewing the Western Magnesium Corporation 2021 Equity Incentive Plan (the “2021 Plan”) and proposing changes thereto, approving any awards of options under the 2021 Plan and recommending any other employee benefit plans, incentive awards and perquisites with respect to our executive officers.

Corporate Governance Committee

The Board has established a Corporate Governance Committee and named each of Messrs. Lee, Thorlakson and Wilson to serve as members thereof. Mr. Lee serves as Chair of the Corporate Governance Committee. The Corporate Governance Committee did not meet during the fiscal year ended October 31, 2021.

Messrs. Thorlakson and Wilson qualify as independent directors. Mr. Lee is not an independent director.

Our Corporate Governance Committee is responsible for, among other things, development and monitoring our approach to matters of governance. The Corporate Governance Committee is responsible for assisting the Board with ensuring that the Board, its committees and its individual directors are performing effectively.

Procedures for Recommending, Nominating and Evaluating Director Candidates

Recommending Director Candidates for Nomination by the Board

The Board will consider director candidates recommended by stockholders. A stockholder who wishes to recommend a director candidate for nomination by the Board at an annual meeting of stockholders or for vacancies of the Board that arise between annual meetings must provide the Board with sufficient written documentation to permit a determination by the Board whether such candidate meets the required and desired director selection criteria set forth in our bylaws. Such documentation and the name of the director candidate should be sent by U.S. mail to:

Western Magnesium Corporation Board of Directors

c/o Western Magnesium Corporation

Attention: Corporate Secretary

8180 Greensboro Drive, Suite 720

McLean, VA 22102

Nominating Director Candidates

For director nominations to be properly brought before an annual meeting of stockholders by a stockholder, the stockholder must give timely notice in proper written form to the Secretary, consistent with the Company’s bylaw.

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Evaluating Director Candidates

The Board has no formal guidelines or policy with regard to the consideration of any director candidates recommended by shareholders. The Board will consider several factors when evaluating the appropriate characteristics of candidates for service as a director. The Corporate Governance Committee initially evaluates a prospective nominee based on his or her resume and other background information that has been provided to the committee. At a minimum, director candidates must demonstrate high standards of ethics, integrity, independence, sound judgment, strength of character, and meaningful experience and skills in business or other appropriate endeavors. In addition to these minimum qualifications, the Corporate Governance Committee considers other factors it deems appropriate based on the current needs and desires of the Board, including specific business and professional experience that is relevant to the Board’s needs, including, but not limited to, Board diversity. A member of the Corporate Governance Committee will contact, for further review, those candidates who the committee believes are qualified, who may fulfill a specific Board need and who would otherwise best make a contribution to the Board. The Corporate Governance Committee is responsible for conducting, with the assistance of the Corporate Secretary, and subject to applicable law, any inquiries into the background and qualifications of the candidate. Based on the information the committee learns during this process, it determines which nominee(s) to submit for election. The committee uses a comparable process for evaluating all director candidates, regardless of the source of the recommendation.

The Corporate Governance Committee will reassess the qualifications of a current director, including the director’s attendance and contributions at Board and committee meetings, prior to recommending a director for reelection.

Code of Ethics

We have adopted a code of ethics meeting the requirements of Section 406 of the Sarbanes-Oxley Act of 2002. We believe our code of ethics is reasonably designed to promote honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest; promote full, fair, accurate, timely and understandable disclosure in reports and documents that the Company files with, or submits to, the Securities and Exchange Commission (the “SEC”) and in other public communications made by the Company; promote compliance with applicable governmental laws, rules and regulations; promote the protection of Company assets, including corporate opportunities and confidential information; promote fair dealing practices; deter wrongdoing; and ensure accountability for adherence to the code of ethics.

Board Leadership Structure and Board’s Role in Risk Oversight

Our Board of Directors has a Chairman, Mr. Lee. The Chairman has authority, among other things, to preside over Board meetings and set the agenda for Board meetings. Accordingly, the Chairman has substantial ability to shape the work of our Board of Directors. We believe that separation of the roles of Chairman and Chief Executive Officer is not necessary at this time to ensure appropriate oversight by the Board of Directors of our business and affairs. However, no single leadership model is right for all companies and at all times. The Board of Directors recognizes that depending on the circumstances, other leadership models, such as the appointment of a lead independent director, might be appropriate. Accordingly, the Board of Directors may periodically review its leadership structure. In addition, the Board of Directors will hold executive sessions in which only independent directors are present.

Our Board is generally responsible for the oversight of corporate risk in its review and deliberations relating to our activities. Our principal source of risk falls into two categories, financial and product commercialization. The audit committee oversees management of financial risks; our Board regularly reviews information regarding our cash position, liquidity and operations, as well as the risks associated with each. The Board regularly reviews plans, results and potential risks related to our business. The Board is also expected to oversee risk management as it relates to our compensation plans, policies and practices for all employees including executives and directors, particularly whether our compensation programs may create incentives for our employees to take excessive or inappropriate risks which could have a material adverse effect on us.

Orientation and Continuing Education

Our Board briefs all new directors with respect to the policies of our Board and other relevant corporate and business information. Our Board does not provide any continuing education for directors. Board members are encouraged to communicate with management, our auditors and technical consultants to keep themselves current with industry trends and developments and changes in legislation with management’s assistance and to attend related industry seminars and to visit our offices. Board members have full access to the Company’s records.

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Procedures for Contacting the Board

The Board has established a process for stockholders and other interested parties to send written communications to the Board, the non-management directors, a particular committee or to individual directors, as applicable. Such communications should be sent by U.S. mail addressed to:

Western Magnesium Corporation Board of Directors

c/o Western Magnesium Corporation

Attention: Corporate Secretary

8180 Greensboro Drive, Suite 720

McLean, VA 22102

The Board has instructed the Corporate Secretary to promptly forward all communications so received to the full Board, the non-management directors or the individual Board member(s) specifically addressed in the communication. Comments or questions regarding our accounting, internal controls or auditing matters, our compensation and benefit programs, or the nomination of directors and other corporate governance matters will remain with the full Board.

Depending on the subject matter, the Company’s Corporate Secretary will:

●	Forward the communication to the director or directors to whom it is addressed;
●	Attempt to handle the inquiry directly, for example, where it is a request for information about our Company or if it is a stock-related matter; or
●	Not forward the communication if it is primarily commercial in nature or if it relates to a topic that is not relevant to the Board or a particular committee or is otherwise improper.

Delinquent Section 16(a) Reports

Our officers, directors and persons who beneficially own more than 10% of our common stock became subject to Section 16(a) of the Exchange Act effective as of December 13, 2021. Section 16(a) of the Exchange Act requires our officers, directors and persons who beneficially own more than 10% of our common stock to file reports of ownership and changes in ownership with the SEC. These reporting persons are also required to furnish us with copies of all Section 16(a) forms they file.

Consequently, none of our officers, directors nor persons who beneficially own more than 10% of our common stock were required to file reports of ownership and changes in ownership with the SEC during the fiscal year ended October 31, 2021.

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Director Compensation

The following table sets forth all compensation paid to or earned by each of our directors during fiscal year 2021, except for compensation with respect to Messrs. Sam Ataya, Lee, and Rabih Ataya. Information with respect to the compensation of these current and former directors is included below in the “2021 Summary Compensation Table” except for Mr. O’Rourke. As our executive officers, none of these directors (other than as described below) received any compensation for service as a director during fiscal year 2021.

Fiscal 2021 Director Compensation Table

Name	Fees Earned or Paid in Cash (1) ($)	Stock Awards ($)	Option Awards (2) ($)	Non-Equity Incentive Plan Compensation ($)	Non-qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Michael Pickholz Former Director (3)	—	—	96,904	—	—	106,320	203,224
Stephen Thorlakson Current Director	—	—	122,291	—	—	—	122,291
Jeff Wilson Current Director	—	—	125,885	—	—	—	125,885

Notes:

(1)	Director cash compensation during the fiscal year ended October 31, 2021.

(2)	The amounts reported in the Stock Awards and the Option Awards columns reflect aggregate grant date fair value computed in accordance with ASC Topic 718, Compensation—Stock Compensation. These amounts reflect our calculation of the value of these awards at the grant date and do not necessarily correspond to the actual value that may ultimately be realized by the named executive officer. Assumptions used in the calculation of these amounts are included in Note 14 to our audited consolidated financial statements for the fiscal year ended October 31, 2021, which are included elsewhere in this registration statement.

(3)	Mr. Pickholz was appointed as a director on October 18, 2018 and resigned on November 27, 2020. Mr. Pickholz’s reported All Other Compensation for 2021 was consulting fees for consulting services provided and he was not separately compensated as a director.

EXECUTIVE COMPENSATION

2021 Summary Compensation Table

The following table summarizes all compensation recorded by us in the past two fiscal years for:

●	our principal executive officer or other individual acting in a similar capacity during the fiscal year ended October 31, 2021,

●	our two most highly compensated executive officers, other than our principal executive officers, who were serving as executive officers at October 31, 2021, and

●	up to two additional individuals for whom disclosure would have been provided but for the fact that the individual was not serving as an executive officer at October 31, 2021.

For definitional purposes, these individuals are sometimes referred to as the “named executive officers.”

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Name and Principal Position	Fiscal Year ended October 31	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards (1) ($)	Non-Equity Incentive Plan Compensation ($)	Non-qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Sam Ataya	2021	360,000	—	—	2,570,452	—	—	200,188	3,130,640
Director, Executive President and CEO (2)	2020	360,000	37,150	—	70,288	—	—	89,160	556,598

Edward Lee	2021	420,000	—	—	3,053,221	—	—	251,023	3,724,244
Director, Executive Chairman and former President and CEO (3)	2020	420,000	—	—	75,711	—	—	—	495,711

Lisa Maxwell	2021	192,917	—	—	1,593,783	—	—	144,380	1,931,080
President, Global Operations and COO (4)	2020	120,000	—	—	43,242	—	—	2,600	165,842

Rabih Ataya	2021	180,000	—	—	248,897	—	—	55,878	484,775
Director and EVP, Special Projects (5)	2020	180,000	—	—	47,626	—	—	—	227,626

Paul Sauvé	2021	186,812	—	—	484,200	—	—	102,701	773,713
EVP, Operations and CTO (6)	2020	95,154	—	—	37,373	—	—	—	132,527

Notes:

(1)	The amounts reported in the Option Awards column reflects aggregate grant date fair value computed in accordance with ASC Topic 718, Compensation—Stock Compensation. These amounts reflect our calculation of the value of these awards at the grant date and do not necessarily correspond to the actual value that may ultimately be realized by the named executive officer. Assumptions used in the calculation of these amounts are included in Note 14 to our audited consolidated financial statements for the fiscal year ended October 31, 2021, which are included elsewhere in this registration statement.

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The 2020 Option Award compensation includes the following:

The 2020 Option Award compensation for Sam Ataya reflects the issuance of 650,000 stock options granted on April 24, 2020, which entitles the holder of each such stock option to purchase one share of our common stock at an exercise price of CAD$0.12 until April 23, 2025, and vested in full on the grant date.

The 2020 Option Award compensation for Edward Lee reflects the issuance of 700,000 stock options granted on April 24, 2020, which entitles the holder of each such stock option to purchase one share of our common stock at an exercise price of CAD$0.12 until April 23, 2025, and vested in full on the grant date.

The 2020 Option Award compensation for Lisa Maxwell reflects the issuance of 400,000 stock options granted on April 24, 2020, which entitles the holder of each such stock option to purchase one share of our common stock at an exercise price of CAD$0.12 until April 23, 2025, and vested in full on the grant date.

The 2020 Option Award compensation for Rabih Ataya reflects the issuance of:

●	250,000 stock options granted on November 4, 2019, which entitles the holder of each such stock option to purchase one share of our common stock at an exercise price of CAD$0.15 until November 3, 2024; and

●	200,000 stock options granted on April 24, 2020, which entitles the holder of each such stock option to purchase one share of our common stock at an exercise price of CAD$0.12 until April 23, 2025,

These stock options were fully vested on the grant date.

The 2020 Option Award compensation for Paul Sauvé reflects the issuance of:

●	300,000 stock options granted on March 27, 2020, which entitles the holder of each such stock option to purchase one share of our common stock at an exercise price of CAD$0.11 until March 26, 2024; and

●	150,000 stock options granted on April 24, 2020, which entitles the holder of each such stock option to purchase one share of our common stock at an exercise price of CAD$0.12 until April 23, 2025.

These stock options were fully vested on the grant date.

The 2021 Option Award compensation includes the following:

The 2021 Option Award compensation for Sam Ataya reflects the issuance of:

●	4,500,000 stock options granted on December 30, 2020, which entitles the holder of each such stock option to purchase one share of our common stock at an exercise price of CAD$0.13 until December 30, 2025; and

●	5,000,000 stock options granted on August 30, 2021, which entitles the holder of each such stock option to purchase one share of our common stock at an exercise price of CAD$0.70 until August 30, 2026.

These stock options were fully vested on the grant date.

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The 2021 Option Award compensation for Edward Lee reflects the issuance of:

●	5,000,000 stock options granted on December 30, 2020, which entitles the holder of each such stock option to purchase one share of our common stock at an exercise price of CAD$0.13 until December 30, 2025; and

●	6,000,000 stock options granted on August 30, 2021, which entitles the holder of each such stock option to purchase one share of our common stock at an exercise price of CAD$0.70 until August 30, 2026.

The 2021 Option Award compensation for Lisa Maxwell reflects the issuance of:

●	750,000 stock options granted on December 30, 2020, which entitles the holder of each such stock option to purchase one share of our common stock at an exercise price of CAD$0.13 until December 30, 2022; and

●	3,500,000 stock options granted on August 30, 2021, which entitles the holder of each such stock option to purchase one share of our common stock at an exercise price of CAD$0.70 until August 30, 2026.

These stock options were fully vested on the grant date.

The 2021 Option Award compensation for Rabih Ataya reflects the issuance of:

●	500,000 stock options granted on December 30, 2020, which entitles the holder of each such stock option to purchase one share of our common stock at an exercise price of CAD$0.13 until December 30, 2022; and

●	500,000 stock options granted on August 30, 2021, which entitles the holder of each such stock option to purchase one share of our common stock at an exercise price of CAD$0.70 until August 30, 2026.

These stock options were fully vested on the grant date.

The 2021 Option Award compensation for Paul Sauvé reflects the issuance of:

●	750,000 stock options granted on December 30, 2020, which entitles the holder of each such stock option to purchase one share of our common stock at an exercise price of CAD$0.13 until December 30, 2022; and

●	1,000,000 stock options granted on August 30, 2021, which entitles the holder of each such stock option to purchase one share of our common stock at an exercise price of CAD$0.70 until August 30, 2026.

These stock options were fully vested on the grant date.

(2)	Mr. Ataya was appointed as our CEO and elected to our board of directors effective September 21, 2018. Mr. Ataya was appointed as our President effective January 31, 2020. The compensation disclosed for Mr. Ataya is for his position as our CEO and he was not separately compensated as a director. Mr. Ataya’s reported 2021 salary includes $90,000 accrued not yet paid. Mr. Ataya’s reported 2021 All Other Compensation includes vacation and benefits of $166,486 accrued not yet paid and consulting fees of $35,772 paid to a company where Mr. Ataya is principal. Mr. Ataya’s reported 2020 salary includes $75,000 accrued not yet paid. Mr. Ataya’s reported 2020 All Other Compensation includes consulting fees of $89,160 paid to a company where Mr. Ataya is principal.

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(3)	Mr. Lee was appointed as our Executive Chairman and CEO on March 24, 2013 and resigned as CEO on September 21, 2018. Mr. Lee was appointed as a director on March 29, 2004. The compensation disclosed for Mr. Lee is for his position as our Executive Chairman and he was not separately compensated as a director. Mr. Lee’s reported 2021 Salary includes $105,000 accrued not yet paid. Mr. Lee’s reported 2021 All Other Compensation includes vacation and benefits of $254,986 accrued not yet paid. Mr. Lee’s reported 2020 Salary includes $87,500 accrued not yet paid.

(4)	Ms. Maxwell was appointed as SVP, Corporate Development on December 1, 2020 and promoted as EVP, Corporate Development effective July 15, 2021 and as President, Global Operations and COO effective October 1, 2021. Ms. Maxwell’s reported 2021 All Other Compensation includes benefits of $48,325 accrued not yet paid. Ms. Maxwell’s reported 2020 All Other Compensation includes consulting fees of $2,600 paid to a company where Ms. Maxwell is principal.

(5)	Mr. Ataya was appointed as SVP, Strategy on November 1, 2019 and as a director on March 10, 2020. He was promoted as EVP, Special Projects effective October 1, 2021. The compensation disclosed for Mr. Ataya is for his position as our SVP, Strategy and subsequently EVP, Special Projects; he was not separately compensated as a director. Mr. Ataya’s reported 2021 All Other Compensation includes benefits of $29,954 accrued not yet paid.

(6)	Mr. Sauvé was appointed as SVP, Technology & Operations on March 23, 2020 and promoted as EVP, Operations and CTO effective October 1, 2021. Mr. Sauvé’s reported 2021 All Other Compensation includes benefits of $12,075 accrued not yet paid.

Executive Employment Agreements

We have employment agreements with Edward Lee, Executive Chairman, Sam Ataya, Executive President and CEO, Lisa Maxwell, President, Global Operations and COO, Rabih Ataya, EVP, Special Projects, and Paul Sauvé, EVP, Operations and CTO under which compensation was provided during the most recently completed financial year and/or interim period, or is payable in respect of services provided to us.

Edward Lee. Executive Chairman, Edward Lee signed a contract on April 8, 2022 (the “Lee Contract”) with an indefinite term that may be terminated by us at any time 30 days after written notice to Mr. Lee. Mr. Lee will be paid an annual base salary of USD$420,000 which will be subject to all required deductions. Mr. Lee shall have the opportunity to earn an annual discretionary bonus upon meeting or exceeding our achievement of annual financial and operating targets and his performance targets. Mr. Lee will also be granted such stock options as determined by the Board or a committee thereof in its sole discretion and be entitled to participate in our benefits plans. During Mr. Lee’s employment and for a period of one year from the end of Mr. Lee’s employment (howsoever occasioned), Mr. Lee shall not, directly or indirectly, whether as owner, shareholder (except to the extent of a less than 2% ownership interest of the outstanding shares of a publicly held corporation), director, agent, officer, employee, consultant, independent contractor or in any other capacity whatsoever of a corporation, partnership, proprietorship, be engaged in, compete with, be financially concerned or interested with, or employed by any company carrying on the business of development or processing of magnesium anywhere in North or South America or Europe. Upon the death or disability of Mr. Lee such that, in the view of our directors other than Mr. Lee, Mr. Lee is not able to carry out his responsibilities, we may terminate Mr. Lee’s employment by providing Mr. Lee or his estate with pay and severance pay, if applicable, in the amount of six (6) months’ base salary payable monthly. In the event we terminate Mr. Lee’s employment without cause within 12 months of a Change of Control (as defined below) or Mr. Lee terminates his employment for Good Reason (as defined below) within 12 months of a Change of Control, Mr. Lee is entitled to receive from us a payment equal to the greater of: (i) a onetime payment of USD$6 million, less applicable deductions and withholdings; and (ii) any minimum entitlements to written notice of termination, payment in lieu of such notice, or a combination of written notice and payment in lieu of such notice, at our sole discretion, required by the Employment Standards Act (British Columbia) (the “BCESA”).

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Sam Ataya. Executive President and CEO, Sam Ataya has signed a contract on April 8, 2022 (the “S. Ataya Contract”) with an indefinite term that may be terminated by us at any time 30 days after written notice to Mr. Ataya. Mr. Ataya will be paid an annual base salary of USD$360,000 which will be subject to all required deductions. Mr. Ataya shall have the opportunity to earn an annual discretionary bonus upon meeting or exceeding our achievement of annual financial and operating targets and Mr. Ataya’s performance targets. Mr. Ataya will also be granted such stock options as determined by the Board or a committee thereof in its sole discretion and be entitled to participate in our benefits plans. During Mr. Ataya’s employment and for a period of one year from the end of Mr. Ataya’s employment (howsoever occasioned), Mr. Ataya shall not, directly or indirectly, whether as owner, shareholder (except to the extent of a less than 2% ownership interest of the outstanding shares of a publicly held corporation), director, agent, officer, employee, consultant, independent contractor or in any other capacity whatsoever of a corporation, partnership, proprietorship, be engaged in, compete with, be financially concerned or interested with, or employed by any company carrying on the business of development or processing of magnesium anywhere in North or South America or Europe. Upon the death or disability of Mr. Ataya such that, in the view of our directors other than Mr. Ataya, Mr. Ataya is not able to carry out his responsibilities, we may terminate Mr. Ataya’s employment by providing Mr. Ataya or his estate with pay and severance pay, if applicable, in the amount of six (6) months’ base salary payable monthly. In the event we terminate Mr. Ataya’s employment without cause within 12 months of a Change of Control (as defined below) or Mr. Ataya terminates his employment for Good Reason (as defined below) within 12 months of a Change of Control, Mr. Ataya is entitled to receive from us a payment equal to the greater of: (i) a onetime payment of USD$5 million, less applicable deductions and withholdings; and (ii) any minimum entitlements to written notice of termination, payment in lieu of such notice, or a combination of written notice and payment in lieu of such notice, at our sole discretion, required by the BCESA.

Lisa Maxwell. President, Global Operations and COO, Lisa Maxwell, has signed a contract on April 8, 2022 (the “Maxwell Contract”) with an indefinite term that may be terminated by us at any time 30 days after written notice to Ms. Maxwell. Ms. Maxwell will be paid an annual base salary of USD$250,000 which will be subject to all required deductions. Ms. Maxwell will also be granted such stock options as determined by the Board or a committee thereof in its sole discretion and be entitled to participate in our benefits plans. During Ms. Maxwell’s employment and for a period of one year from the end of her employment (howsoever occasioned), she shall not, directly or indirectly, whether as owner, shareholder (except to the extent of a less than 2% ownership interest of the outstanding shares of a publicly held corporation), director, agent, officer, employee, consultant, independent contractor or in any other capacity whatsoever of a corporation, partnership, proprietorship, be engaged in, compete with, be financially concerned or interested with, or employed by any company carrying on the business of development or processing of magnesium anywhere in North or South America or Europe. Upon the death or disability diagnosed by a licensed physician of the Employee such that, in the view of the Company’s directors other than the Employee, the Employee is not able to carry out his essential job functions, the Company may terminate the Employee’s employment by providing the Employee or his estate with pay and severance pay, if applicable, in the amount of six (6) months’ Base Salary payable monthly, and conditioned on the effectiveness of a Release. In the event we terminate Ms. Maxwell’s employment without cause within 12 months of a Change of Control (as defined below) or Ms. Maxwell terminates his employment for Good Reason within 12 months of a Change of Control, she is entitled to receive from us a payment equal to the greater of: (i) a onetime payment of USD$2 million, less applicable deductions and withholdings; and (ii) any minimum entitlements to written notice of termination, payment in lieu of such notice, or a combination of written notice and payment in lieu of such notice, at our sole discretion, required by the BCESA.

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Rabih Ataya. EVP, Special Projects, Rabih Ataya, has signed a contract on November 1, 2019 (the “R. Ataya Contract”) and will be paid an annual base salary of USD$180,000 which will be subject to all required deductions. Mr. Ataya shall have the opportunity to earn an annual discretionary bonus upon meeting or exceeding our achievement of annual financial and operating targets and Mr. Ataya’s performance targets. Mr. Ataya will also be granted such stock options as determined by the Board or a committee thereof in its sole discretion and be entitled to participate in our benefits plans. During Mr. Ataya’s employment and for a period of one year from the end of Mr. Ataya’s employment (howsoever occasioned), Mr. Ataya shall not, directly or indirectly, whether as owner, shareholder (except to the extent of a less than 2% ownership interest of the outstanding shares of a publicly held corporation), director, agent, officer, employee, consultant, independent contractor or in any other capacity whatsoever of a corporation, partnership, proprietorship, be engaged in, compete with, be financially concerned or interested with, or employed by any company carrying on the business of development or processing of magnesium anywhere in North or South America or Europe. Upon the death or disability of Mr. Ataya such that, in the view of our directors other than Mr. Ataya, Mr. Ataya is not able to carry out his responsibilities, we may terminate Mr. Ataya’s employment by providing him or his estate with pay and severance pay, if applicable, in the amount of six month’s base salary payable monthly. In the event we terminate Mr. Ataya’s employment without cause within 12 months of a Change of Control or Mr. Ataya terminates his employment for Good Reason within 12 months of a Change of Control, he is entitled to receive from us six month’s base salary and any minimum entitlements to written notice of termination, payment in lieu of such notice, or a combination of written notice and payment in lieu of such notice, at our sole discretion, required by the BCESA.

Paul Sauvé. EVP, Operations and CTO, Paul Sauvé, has signed a contract on March 23, 2020 (the “Sauvé Contract”) and will be paid an annual base salary of CAD$210,000 which will be subject to all required deductions. Mr. Sauvé’s annual base salary is increased to CAD$240,000 effective January 1, 2021 and to USD$240,000 effective September 1, 2021. Mr. Sauvé shall have the opportunity to earn an annual discretionary bonus upon meeting or exceeding our achievement of annual financial and operating targets and Mr. Sauvé’s performance targets. Mr. Sauvé will also be granted such stock options as determined by the Board or a committee thereof in its sole discretion and be entitled to participate in our benefits plans. During Mr. Sauvé’s employment and for a period of one year from the end of Mr. Sauvé’s employment (howsoever occasioned), Mr. Sauvé shall not, directly or indirectly, whether as owner, shareholder (except to the extent of a less than 2% ownership interest of the outstanding shares of a publicly held corporation), director, agent, officer, employee, consultant, independent contractor or in any other capacity whatsoever of a corporation, partnership, proprietorship, be engaged in, compete with, be financially concerned or interested with, or employed by any company carrying on the business of development or processing of magnesium anywhere in North or South America or Europe. Upon the death or disability of Mr. Sauvé such that, in the view of our directors other than Mr. Sauvé, Mr. Sauvé is not able to carry out his responsibilities, we may terminate Mr. Sauvé’s employment by providing Mr. Sauvé or his estate with pay and severance pay, if applicable, in the amount of one (1) month’s base salary payable monthly. In the event we terminate Mr. Sauvé’s employment without cause within 12 months of a Change of Control (as defined below) or Mr. Sauvé terminates his employment for Good Reason (as defined below) within 12 months of a Change of Control, Mr. Sauvé is entitled to receive from us one month’s base salary and any minimum entitlements to written notice of termination, payment in lieu of such notice, or a combination of written notice and payment in lieu of such notice, at our sole discretion, required by the BCESA.

“Change of Control” is generally defined in the Lee Contract, S. Ataya Contract, Hamady Agreement, Maxwell Contract, R. Ataya Contract and Sauvé Contract (collectively, the “Management Contracts”) as:

(i)	an acquisition, directly or indirectly, of voting our securities (including securities of the Company on which conversion will become voting securities) by any person or group of persons acting in concert such that such person or group of persons are able for the first time to affect materially the control of our company;
(ii)	a merger, amalgamation or other business combination of us with or into another entity, or any other corporate reorganization, if more than 50% of the combined voting power of the continuing or surviving entity’s securities outstanding immediately thereafter are owned by persons who were not our security holders immediately prior to such merger, amalgamation, business combination or reorganization;

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(iii)	the exercise of the voting power of any of all of our securities so as to cause or result in the election of a majority of members of the Board who were not previously incumbent directors thereof;
(iv)	the completion of a tender offer, an exchange offer, a take-over bid or any other offer or bid by an entity, person or group (other than with us or a wholly-owned subsidiary of ours) of more than 50% of our issued and outstanding voting securities; or
(v)	the sale, transfer or disposition by us of all or substantially all of our assets.

“Good Reason” is generally defined in the Management Contracts as:

(i)	a material and detrimental change in the title, position, duties and responsibilities, authority or status of the executive with us;
(ii)	a material breach by us of the employment agreement; or
(iii)	a material reduction of the executive’s base salary.

Overview of Executive Compensation

Our board of directors is authorized to review and approve annually all compensation decisions relating to our executive officers. In accordance with reduced disclosure rules applicable to emerging growth companies as set forth in Item 402 of Regulation S-K, this section explains how our compensation program is structured for its Chief Executive Officer and the other executive officers named in the 2021 Summary Compensation Table (the “named executive officers” or “NEOs”).

Compensation Governance

We have created a Compensation Committee, the members of which are Stephen Thorlakson, Jeff Wilson and Rabih Ataya.

All tasks related to developing and monitoring our approach to the compensation of our NEOs and directors are performed initially by the Compensation Committee and reviewed and approved by the members of the Board. The compensation of the NEOs, directors and our employees or consultants is recommended and approved by the Board without reference to any specific formula or criteria. NEOs that are also directors of our company are involved in discussions relating to compensation, and disclose their interest in and abstain from voting on compensation decisions relating to them, as applicable, in accordance with the applicable corporate legislation. Our compensation program is intended to attract, motivate, reward and retain the management talent needed to achieve our business objectives of improving overall corporate performance and creating long term value for our shareholders. The compensation program is intended to reward executive officers on the basis of individual performance and achievement of corporate objectives, including the advancement of our exploration and development goals.

Our current compensation program is comprised of three major components: base salary or fees, short-term incentives such as discretionary bonuses and long-term incentives such as stock options.

In making compensation decisions, the Compensation Committee and the Board strive to find a balance between short-term and long-term compensation and cash versus equity incentive compensation. Base salaries or fees and discretionary cash bonuses primarily reward recent performance and incentive stock options encourage NEOs and directors to continue to deliver results over a longer period of time and serve as a retention tool. The annual salary or fee for each NEO, as applicable, is recommended by the Compensation Committee and determined by the Board based on the level of responsibility and experience of the individual, the relative importance of the position to us, the professional qualifications of the individual and the performance of the individual over time. The NEOs’ performances and salaries or fees are to be reviewed periodically. Increases in salary or fees are to be evaluated on an individual basis and are performance and market-based. The amount and award of cash bonuses to key executives and senior management is discretionary, depending on, among other factors, the financial targeted goal, employee retention and advancement within our company. The Executive Chairman and CEO make the recommendation which is then sent to the Board for their approval. A peer group is not used to determine compensation.

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Pension Plan Benefits

The Company does not have any pension, defined benefit, defined contribution or deferred compensation plans in place.

Long-Term Equity Incentive Awards

The long-term component of compensation for executive officers, including the Named Executive Officers, will be based on equity awards issued pursuant to the Western Magnesium Corporation 2021 Equity Incentive Plan (the “2021 Plan”) that was approved by our shareholders on June 11, 2021. The 2021 Plan permits the grant of the following (collectively, the “Awards”): (i) nonqualified stock options (“NQSOs”) and incentive stock options (“ISOs”) (collectively, “Options”); (ii) stock appreciate rights (“SARs”); (iii) restricted stock (“Restricted Stock”) and restricted stock units (“RSUs”); (iv) performance awards; (v) dividend equivalents; and (vi) other stock-based awards. This component of compensation is intended to reinforce management’s commitment to long term improvements in our performance.

The purpose of the 2021 Plan is to enable us and certain of our subsidiaries to obtain and retain services of the eligible participants, which is essential to our long-term success. The granting of Options and other Awards under the 2021 Plan is intended to promote our long-term financial interests and growth and the long-term financial interests and growth of our subsidiaries by attracting and retaining management and other personnel and key service providers with the training, experience and ability to enable them to make a substantial contribution to the success of our business. Moreover, the 2021 Plan aims to align the interests of eligible participants with those of our shareholders through opportunities for increased equity-based ownership in our company.

Outstanding Equity Awards at 2021 Fiscal Year-End

The following table sets forth outstanding equity awards for our named executive officers at fiscal 2021 year-end.

	Option Awards
Name and Principal Position	Number of Securities Underlying Unexercised Options – Exercisable (#)	Number of Securities Underlying Unexercised Options – Un-exercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price (CAD$)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)
Sam Ataya	3,000,000	—	—	0.05	2023-12-03	—	—	—
Director,	2,000,000	—	—	0.12	2024-05-22	—	—	—
Executive	650,000	—	—	0.12	2025-04-23	—	—	—
President	4,500,000	—	—	0.13	2025-12-30	—	—	—
and CEO	5,000,000	—	—	0.70	2026-08-30	—	—	—
Edward Lee	250,000	—	—	0.05	2022-03-27	—	—	—
Director,	750,000	—	—	0.05	2023-08-12	—	—	—
Executive	850,000	—	—	0.05	2023-12-03	—	—	—
Chairman and	2,300,000	—	—	0.12	2024-05-22	—	—	—
former President	700,000	—	—	0.12	2025-04-23	—	—	—
and CEO	5,000,000	—	—	0.13	2025-12-30	—	—	—
	6,000,000	—	—	0.70	2026-08-30	—	—	—
Lisa Maxwell	250,000	—	—	0.05	2022-03-27	—	—	—
President, Global	300,000	—	—	0.05	2023-12-03	—	—	—
Operations and	500,000	—	—	0.12	2024-05-22	—	—	—
COO	400,000	—	—	0.12	2025-04-23	—	—	—
	750,000	—	—	0.13	2022-12-30	—	—	—
	3,500,000	—	—	0.70	2026-08-30	—	—	—
Rabih Ataya	250,000	—	—	0.12	2024-05-22	—	—	—
Director and EVP,	250,000	—	—	0.15	2024-11-03	—	—	—
Special Projects	200,000	—	—	0.12	2025-04-23	—	—	—
	500,000	—	—	0.13	2022-12-30	—	—	—
	500,000	—	—	0.70	2026-08-30	—	—	—
Paul Sauvé	100,000	—	—	0.11	2025-03-26	—	—	—
EVP, Operations	150,000	—	—	0.12	2025-04-23	—	—	—
and CTO	750,000	—	—	0.13	2022-12-30	—	—	—
	1,000,000	—	—	0.70	2026-08-30	—	—	—

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Retirement Benefit Plans

We do not have any pension, defined benefit, defined contribution or deferred compensation plans in place.

Termination and Change of Control Benefits

Except as described below, we do not have any contract, agreement, plan or arrangement that provides for payments to a named executive officer at, following or in connection with a termination (whether voluntary, involuntary or constructive), resignation, retirement, a change of control of our company or a change in a named executive officer’s responsibilities.

For each of the foregoing agreements, the following table summarizes the estimated incremental payments that are triggered by, or result from, change of control, severance, termination or constructive dismissal (assuming such events had occurred on or before October 31, 2021):

NEO or Director	Payout for Termination Without Cause by the Company / Change of Control (1) / Good Reason (2)
Sam Ataya, Director, Executive President and CEO	$5,000,000
Rabih Ataya, EVP, Special Projects	$90,000
Lisa Maxwell, President, Global Operations and COO	$2,000,000
Edward Lee, Director and Executive Chairman	$6,000,000
Paul Sauvé, EVP, Operations and CTO	$20,000

Notes:

(1)	Termination by us without cause within 12 months of a Change of Control.
(2)	Termination by the Executive for Good Reason within 12 months of a Change of Control.

Securities Authorized for Issuance under Equity Compensation Plans

The following table sets forth securities authorized for issuance under any equity compensation plans approved by our stockholders as well as any equity compensation plans not approved by our stockholders as of October 31, 2021.

	Number of securities to be issued upon exercise of outstanding options, warrant and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Plan Category	(#)	(CAD$)	(#)
Equity compensation plans approved by security holders(1)	61,260,000	$0.33	5,892,368
Equity compensation plans not approved by security holders	–	–	–
Total	61,260,000	$0.33	5,892,368

(1)	2021 Equity Incentive Plan approved by security holders on June 11, 2021.

INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS

No current or former director, executive officer or employee, proposed nominee for election to the Board, or associate of such persons is, or has been, indebted to the Company since the beginning of the Company’s most recently completed financial year and no indebtedness remains outstanding as at the date of this Proxy Statement.

None of the directors or executive officers of the Company is or, at any time since the beginning of the most recently completed financial year, has been indebted to the Company. None of the directors’ or executive officers’ indebtedness to another entity is, or at any time since the beginning of the most recently completed financial year, has been the subject of a guarantee, support agreement, letter of credit or other similar arrangement or understanding provided by the Company.

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MANAGEMENT CONTRACTS

There were no management functions of the Company, which were, to any substantial degree, performed by persons other than the directors or executive officers of the Company.

INTEREST OF CERTAIN PERSONS OR COMPANIES IN MATTERS TO BE ACTED UPON

Except as disclosed elsewhere in this Proxy Statement, no director or executive officer of the Company who has been a director or executive officer at any time since the beginning of the Company’s last financial year, no proposed nominee for election as a director of the Company, or any associate or affiliates of any such directors, officers or nominees, has any material interest, direct or indirect, by way of beneficial ownership of common stock or other securities in the Company or otherwise, in any matter to be acted upon at the Meeting other than the election of directors. Directors and executive officers may, however, be interested in the approval of the Proposed Amendments to the 2021 Plan as detailed herein.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

In addition to the compensation arrangements, including employment, termination of employment and change in control arrangements and indemnification arrangements, discussed in the sections titled “Directors, Executive Officers and Corporate Governance” and “Executive Compensation,” the following is a description of each transaction since November 1, 2020 and each currently proposed transaction in which:

●	We and any subsidiaries thereof have been or will be a participant;

●	The amount involved exceeds the lesser of $120,000 or 1% of the average of the smaller reporting company’s total assets at year-end for the last two completed fiscal years; and

●	Any of our directors, executive officers or beneficial owners of more than 5% of our capital stock, or any immediate family member of, or person sharing the household with, any of these individuals, had or will have a direct or indirect material interest.

(1) Sam Ataya

Mr. Ataya is a director, Executive President and Chief Executive Officer of the Company. Mr. Ataya is also principal of The Stirling Group (“Stirling”). Stirling is a consulting company that provides us with management and operational services and has been involved in facilitating payment of expenses related to the ongoing construction of our planned magnesium research and development pilot plant and to obtain necessary permits and authorizations to construct and operate the facility.

During the fiscal year ending October 31, 2021, we provided advances to Stirling on our behalf for anticipated future costs related to our planned magnesium research and development pilot plant and other administrative expenses (the “Pilot Plant Advances”). During the fiscal year ended October 31, 2021, we advanced Stirling the aggregate amount of $987,912, of which Stirling used $696,431 for costs and expenses leaving a balance of $291,481 as of October 31, 2021. During the nine months ended July 31, 2022, we advanced Stirling the aggregate amount of $354,459 related to Pilot Plant Advances, of which Stirling used $312,820 for costs and expenses, including a foreign exchange effect of $16,218, leaving a balance of $349,338 as of July 31, 2022.

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The Company has entered into a sublease agreement with Stirling for our Canadian office at 580 Hornby Street, Suite 900, Vancouver, British Columbia, Canada V6C 3B6. The lease had a two-year term from April 1, 2019 to March 31, 2021 and required a monthly payment of CAD$9,345 for a total of CAD$224,280. The sublease agreement has been renewed for another two-year term from April 1, 2021 to March 31, 2023 and requires a monthly payment of CAD$9,794 for a total of CAD$235,056.

Pursuant to an agreement entered on August 29, 2018 between the Company and Stirling, and which was approved by the TSXV on September 12, 2018, Stirling is eligible to receive up to 5% of the issued and outstanding common shares of the Company as at August 28, 2018 for up to $5 million raised. During the fiscal year ended October 31, 2021, the commitment was met. On November 3, 2021, the Company issued 9,163,425 common shares at a price of CAD$0.65 per share for a fair value of CA$5,956,226 (USD equivalent $4,796,832) as share issue costs.

During the fiscal year ended October 31, 2019, the Company received an unsecured loan of CAD$150,000 (USD equivalent $112,895) from Mr. Ataya. The loan bore interest at 18% and was due on demand. During the fiscal year ended October 31, 2020, the loan was increased by an additional CAD$60,000 (USD equivalent $44,588) to CAD$210,000 (USD equivalent $157,483) and was due on September 24, 2021. During the fiscal year ended October 31, 2021, we have repaid the entire principal balance and all interests accrued in the amount of CAD$26,724 (USD equivalent $19,944).

(2) Lisa Maxwell

Ms. Maxwell is President, Global Operations and COO of the Company. Ms. Maxwell is also principal of Sequoia Corporate Services Inc. (“Sequoia”). Sequoia is a consulting company that provides us with management and operational services and has been involved in facilitating payment of expenses related to the ongoing construction of our planned magnesium research and development pilot plant and to obtain necessary permits and authorizations to construct and operate the facility.

PROPOSAL 2— APPROVAL OF PROPOSED AMENDMENTS TO OUR 2021 EQUITY INCENTIVE PLAN

General

We are asking our shareholders to approve the Proposed Amendments to the 2021 Equity Incentive Plan (the “2021 Plan”). The 2021 Plan was adopted by the board of directors in the Spring of 2021 and approved in June 2021 by our shareholders. Currently, 27,312,368 shares of our common stock are authorized to be issued under the 2021 Plan, along with an additional 42,370,000 shares authorized to be issued under the former stock option plan approved by our shareholders on August 8, 2017 (the “2017 Stock Option Plan”) for an aggregate of 69,682,368 shares. Any options awarded under the 2017 Stock Option Plan that are subsequently forfeited as a result of the expiration or termination of any awards under that plan will be available for awards under the 2021 Plan. As of January 10, 2023, an aggregate of 47,210,000 options to purchase our common stock have been granted and are outstanding, limiting additional grants under the 2021 Plan to an aggregate of 22,472,368 shares.

The Board believes that it is in our best interest to increase the maximum number of shares of common stock available for grant under the 2021 Plan so as to maintain its purpose, which is serve as an essential element of our compensation program and will be critical to our ability to attract and retain the highly qualified employees essential for the execution of our business strategy. The Board believes the 2021 Plan, as proposed to be amended, will (i) attract and retain key personnel, and (ii) provide a means whereby directors, officers, employees, consultants, and advisors of the Company and its subsidiaries can acquire and maintain an equity interest in the Company, or be paid incentive compensation, including incentive compensation measure by reference to the value of the Company’s common stock, thereby strengthening their commitment to the welfare of the Company and its subsidiaries and aligning their interests with those of the Company’s stockholders. The 2021 Plan provides for various equity-based and cash-based incentive awards, including incentive stock options (“ISOs”), nonstatutory stock options (“NSOs”), stock appreciation rights (“SARs”), restricted stock and restricted stock units (“RSUs”), performance units and shares and other equity-based or cash-based awards.

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In making the recommendation of an increase in the size of the 2021 Plan, we note that the increase will be available for future awards. Consequently, there are an insufficient number of shares available under the 2021 Plan to fulfill this commitment. Absent an increase in shares available under the 2021 Plan, it will be very difficult to attract, retain and motivate employees without a significant increase in cash compensation to bring their compensation up to market-competitive levels. Accordingly, on December 23, 2022, our Board adopted, subject to shareholder approval, the Proposed Amendments to the 2021 Plan to, among other things, increase the number of shares of common stock that may be issued under that plan and the 2017 Stock Option Plan from 69,682,368 to 90,358,149.

The determination on the increase in number of shares available for issuance under the 2021 Plan was based on a number of factors, including additional awards we expect to make to our employees.

The TSXV has required us to include the other Proposed Amendments in the 2021 Plan to comply with TSXV Policies. The material Proposed Amendments are described herein and are set out in Annex “B” to this Proxy Statement.

2021 Plan Benefits

Awards under the 2021 Plan, as amended, are subject to the discretion of the Compensation Committee, and, no determination has been made as to the types or amounts of awards that will be granted in the future to specific individuals pursuant to the 2021 Plan if the amendment is approved by our Shareholders. Therefore, it is not possible to determine the future benefits that will be received by participants under the 2021 Plan.

Certain tables above under the general heading “Executive Compensation,” including the Summary Compensation Table and Outstanding Equity Awards at Fiscal Year End Table, set forth information with respect to prior awards granted to our named executive officers under the 2021 Plan. In addition, the Securities Authorized for Issuance under Equity Compensation Plans Table provides information as of October 31, 2021, regarding the equity outstanding under our equity compensation plans, the weighted average exercise price of outstanding equity, and the number of securities remaining available for issuance.

Summary of the 2021 Executive Incentive Plan

The following summary of the 2021 Plan is not intended to be complete and is qualified in its entirety by reference to the 2021 Plan, to be amended by the Proposed Amendments, and proposed to the shareholders for approval, which 2021 Plan with Proposed Amendments is attached as Annex “B” to this Proxy Statement.

2021 Equity Incentive Plan Highlights

Highlights of the 2021 Plan are as follows:

●	The Compensation Committee, which will be comprised of a majority of independent directors if all of the proposed directors nominated by management are elected at the Annual Meeting, will administer the 2021 Plan.

●	The total number of Common Shares to be authorized for issuance under the 2021 Plan is 90,358,149, assuming the Proposed Amendments are approved by our shareholders, or approximately 19.9% of the common stock outstanding at the Record Date (and 19.9% of the common stock outstanding at the Record Date when combined with the Common Shares currently authorized for issuance under our the stock option plan approved by our shareholders on August 8, 2017 (the “2017 Stock Option Plan”)). In addition, the number of Common Shares that may be authorized for issuance under the 2021 Plan will be increased by any Common Shares reserved for issuance under the 2017 Option Plan that are subsequently forfeited as a result of the expiration or termination of any awards under that plan.

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●	No non-employee director may be granted awards under the 2021 Plan during any fiscal year if such awards, taken together with any cash fees paid to such non-employee director would exceed a total value of $300,000 (calculated in accordance with the terms of the 2021 Plan).

●	The exercise price of options and SARs may not be less than the fair market value of the common stock on the date of grant except in the case of an employee who owns more than 10% of the voting power of all classes of the Company’s stock, in which case, the exercise price will be no less than 110% of the fair market value.

●	In addition to other vesting requirements, the Board may condition the vesting of awards on the achievement of specific performance targets.

Material Features of the 2021 Plan and a Description of the Material Proposed Amendments

Term. The 2021 Plan will terminate in 2031, unless the Board terminates it earlier.

Purpose. The purpose of the 2021 Plan is to provide a means through with the Company and its subsidiaries may attract and retain key personnel, and to provide a means whereby directors, officer, employees, consultants, and advisors of the Company and its subsidiaries can acquire and maintain an equity interest in the Company, or be paid incentive compensation, thereby strengthening their commitment to the welfare of the Company and its subsidiaries and aligning their interests with those of the Company’s stockholders.

Eligibility. Employees, directors and independent contractors (except those performing services in connection with the offer or sale of the Company’s securities in a capital raising transaction, or promoting or maintaining a market for the Company’s securities) of the Company or its subsidiaries will be eligible to receive awards under the 2021 Plan.

Grants. The Administrator may, from time to time, grant awards under the 2021 Plan to one or more eligible participants. All awards will vest and become exercisable in such manner and on such date or dates or upon such event or events as determined by the Administrator and as set forth in any applicable award agreement, including, without limitation, attainment of performance targets, subject to the Minimum Vesting Condition (as hereinafter defined). The TSXV requires that the 2021 Plan provide for the following limitations: (i) the maximum aggregate number of Common Shares that may be subject to awards and sold or granted under the 2021 Plan (or pursuant to any other security based compensation plan of the Company) to any one person (and, where permitted under the 2021 Plan, any company that is wholly-owned by that person) (along with any Common Shares that may be credited to such person pursuant to dividend equivalent rights or issued pursuant to Section 3.02(f) of the 2021 Plan) in a 12 month period must not exceed 5% of the issued Common Shares calculated at the date an award is granted to such person (unless the Company has obtained disinterested shareholder approval, as required by the policies of the TSXV); (ii) the maximum aggregate number of Common Shares that may be subject to awards and sold or granted under the 2021 Plan (or pursuant to any other security based compensation plan of the Company) to Insiders (as such term is defined in the 2021 Plan) (as a group) (along with any Common Shares that may be credited to such person pursuant to dividend equivalent rights or issued pursuant to Section 3.02(f) of the 2021 Plan) in a 12 month period must not exceed 10% of the issued Common Shares calculated at the date an award is granted to such person (unless the Company has obtained disinterested shareholder approval, as required by the policies of the TSXV); (iii) the maximum aggregate number of Common Shares that may be subject to awards and sold or granted under the 2021 Plan (or pursuant to any other security based compensation plan of the Company) to any one Consultant (as such term is defined in the 2021 Plan) (along with any Common Shares that may be credited to such person pursuant to dividend equivalent rights or issued pursuant to Section 3.02(f) of the 2021 Plan) must not exceed 2% of the issued Common Shares, calculated at the date an award is granted to the Consultant; and (iv) the maximum aggregate number of Common Shares that may be subject to awards and sold or granted under the 2021 Plan (or pursuant to any other security based compensation plan of the Company) to Insiders (as a group) must not exceed 10% of the issued Common Shares at any point in time (unless the Company has obtained disinterested shareholder approval, as required by the policies of the TSXV). The Proposed Amendments include the addition of these limitations.

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Maximum Shares Available. Awards granted under the 2021 Plan are subject to the following limitations: (i) no more than 27,312,368 Common Shares (the “Absolute Share Limit”), plus the number of Common Shares reserved for issuance under the 2017 Option Plan that are forfeited as a result of the expiration or termination of any awards under that plan (the “Additions to the Plan”) will be available for awards under the 2021 Plan; (ii) no more than the number of Common Shares equal to the Absolute Share Limit, plus the Additions to the Limit, may be issued in the aggregate pursuant to the exercise of ISO granted under the 2021 Plan; and (iii) the maximum number of Common Shares subject to awards granted during a single calendar year to any non-employee director, taken together with any cash fees paid to such non-employee director during such calendar year, shall not exceed a total value of $300,000 (calculating the value of any such awards based on the grant date fair value of such awards for financial reporting purposes). The Proposed Amendments include an increase in the Absolute Share Limit to 47,483,155 Common Shares.

When (i) an option or SAR is granted under the 2021 Plan, the maximum number of shares subject to the option or SAR will be counted against the Absolute Share Limit as one share for every share subject to such option or SAR, regardless of the actual number of shares (if any) used to settle such option or SAR upon exercise; and (ii) an award other than an option or SAR is granted under the 2021 Plan, the maximum number of shares subject to the award will be counted against the Absolute Share Limit as two shares for every share subject to such award, regardless of the actual number of shares (if any) used to settle such award. The issuance of shares or the payment of cash upon the exercise of an award or in consideration of the cancellation or termination of an award shall reduce the total number of shares available under the 2021 Plan, as applicable. If shares are not issued or are withheld from payment of an award to satisfy tax obligations with respect to the award, such shares will not be added back to the Absolute Share Limit, but rather will count against the Absolute Share Limit.

To the extent that an award granted under the 2021 Plan or a prior plan award expires or is canceled, forfeited or terminated, in whole or in part without issuance to the holder thereof of Common Shares to which the award or prior plan award related or cash or other property in lieu thereof, the unissued Common Shares will again be available for grant under the 2021 Plan; provided that, in any such case, the number of shares again available for grant under the 2021 Plan shall be the number of shares previously counted against the Absolute Share Limit (or, in the case of prior plan award, the number of shares that would have been counted against the Absolute Share Limit if such prior plan award had been granted under this 2021 Plan) with respect to such unissued Common Shares to which such award or prior plan award related, as determined in accordance with the terms of the 2021 Plan.

Awards may, in the sole discretion of the Administrator, be granted under the 2021 Plan in assumption of, or in substitution for, outstanding awards previously granted by an entity directly or indirectly acquired by the Company or with which the Company combines (“Substitute Awards”). Substitute Awards will not be counted against the Absolute Share Limit; provided, that Substitute Awards issued in connection with the assumption of, or in substitution for, outstanding options intended to qualify as “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”) will be counted against the aggregate number of Common Shares available for awards of ISOs under the 2021 Plan. Subject to applicable stock exchange requirements, available Common Shares under a stockholder-approved plan of an entity directly or indirectly acquired by the Company or with which the Company combines (as appropriately adjusted to reflect the acquisition or combination transaction) may be used for awards under the 2021 Plan and will not reduce the number of Common Shares available for issuance under the 2021 Plan.

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Adjustments. In the event of a merger, consolidation, reorganization, recapitalization, reorganization, stock split or dividend, or similar event affecting the common stock, the number (including limits on Common Shares granted) and kind of shares granted under the 2021 Plan, the Administrator will make such proportionate substitution or adjustment, if any, as it deems equitable, to any or all of the Absolute Share Limit, the number of Common Shares or other securities of the Company that may be issued in respect of awards or with respect to which awards may be granted and the terms of any outstanding award. The TSXV is requiring that such proportionate substitution or adjustment be subject to the prior acceptance of the TSXV, other than in respect of stock splits and reverse stock splits, and the Proposed Amendments include the addition of such requirement.

Stock Options. The Administrator may grant options to purchase Common Shares under the 2021 Plan to eligible participants for such numbers of shares and having such terms as the Administrator designates and consistent with the 2021 Plan. However, ISOs may only be granted to employees of the Company or its subsidiaries. The Administrator will also determine the type of option granted (e.g., ISO) or a combination of various types of options. Each option granted under the 2021 Plan will be evidenced by a stock option agreement.

The exercise price for an option may not be less than 100% of the fair market value of the Company’s common stock on the date the option is granted; provided, however, that in the case of an ISO granted to an employee who, at the time of the grant, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any subsidiary, the exercise price will be no less than 110% of the fair market value on the grant date. A participant may pay the exercise price of an option to the Company in full at the time of exercise (i) in cash and/or shares of Company common stock, or (ii) by such other method as the Administrator may permit in its sole discretion, including, without limitation, by means of a broker-assisted cashless exercise. The TSXV now permits the exercise of an option on a “net exercise” basis (other than for holders of Options who provide Investor Relations Activities) whereby the holder of the Options, instead of making a cash payment for the aggregate exercise price, shall be entitled to be issued such number of Common Shares equal to the number which results when (i) the difference between the 5 day volume weighted average trading price on the TSXV (the “VWAP”) of the Common Shares underlying the Options to be exercised and the aggregate exercise price of such Options is divided by (ii) the VWAP of each Common Share. The Proposed Amendments include provisions allowing for an Option to be exercised on a “net exercise” basis.

Options will vest and become exercisable in such manner and on such date or dates or upon such event or events as determined by the Administrator; provided, however, that the Options granted to persons retained to provide Investor Relations Activities must vest in stages over a period of no less than 12 months with no more than ¼ of the Options vesting in any three month period. The Administrator may, in its sole discretion, accelerate the vesting of any options (other than Options subject to vesting which are held by persons retained to provide Investor Relations Activities) at any time and for any reason. Options will expire on a date determined by the Administrator, not to exceed 10 years from the grant date. In the case of an ISO granted to a participant who on the date of grant owns stock representing more than 10% of the voting power of all classes of stock of the Company or any subsidiary, the ISO may not expire more than five years from the grant date.

The stock option agreement will set forth the extent to which the grantee will have the right to exercise an option following termination of employment or service.

Stock Appreciation Rights (SARs). The 2021 Plan authorizes the Administrator to grant an SAR either in tandem with a Stock Option or independent of a Stock Option. An SAR is a right to receive a payment, in cash, common stock, or a combination thereof, equal to the excess of (x) the fair market value on the grant date, or other specified valuation (which shall not be greater than the fair market value on the grant date), of a specified number of Common Shares on the date the right is exercised over (y) the fair market value on the grant date, or other specified valuation (which shall not be less than fair market value on the grant date), of such Common Shares on the date the right is granted, all as determined by the Administrator. Each SAR shall be subject to such terms and conditions as the Administrator shall impose from time to time.

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Restricted Stock and Restricted Stock Units

The Administrator may grant shares of restricted stock under the 2021 Plan to eligible participants in such amounts and upon such terms as the Administrator determines and consistent with the 2021 Plan. Each restricted stock option granted under the 2021 Plan will be evidenced by a stock option agreement. In lieu of or in addition to any restricted stock awards, the Administrator may granted restricted stock units (“RSUs”) to any eligible participant, subject to the terms and conditions being applied to such awards as if those awards were for restricted stock and subject to such other terms and conditions as the Administrator may determine. Each RSU will have an initial value that is at least equal to the fair market value of a share of the Company’s common stock on the grant date. RSUs may be paid at such time as the Administrator may determine in its discretion, and payments may be made in a lump sum or in installments, in cash, in Common Shares, or a combination thereof, as determined by the Administrator in its discretion.

The Administrator will impose such conditions and/or restrictions on any shares of restricted stock as the Administrator may determine, including, without limitation, a requirement that participants pay a stipulated purchase price for each shares of restricted stock, restrictions based upon the achievement of specific performance goals, time-based restrictions on vesting following the attainment of the performance goals, and/or restrictions under applicable federal or state securities laws.

Restricted stock that has not yet been forfeited or canceled will become freely transferable (subject to any restrictions under applicable securities laws) after the last day of the applicable restriction period.

Participants holding shares of restricted stock may be granted full voting rights with respect to those shares during the restriction period. During the restriction period, participants holding shares of restricted stock may be credited with regular cash dividends paid with respect to such shares while they are so held. The Administrator may apply any restrictions to the dividends that the Administrator deems appropriate.

The restricted period with respect to restricted stock and RSUs will lapse in such manner and on such date or dates or upon such event or events as determined by the Administrator; provided, however, that the Administrator may, in its sole discretion, accelerate the vesting of any options at any restricted stock or the lapsing of any applicable restricted period at any time and for any reason.

The terms and conditions with respect to treatment of restricted stock or RSUs, as applicable, termination of employment or service will be determined by the Administrator and reflected in the applicable award agreement.

Upon the expiration of the restricted period with respect to any shares of restricted stock, the restrictions set forth in the applicable restricted stock agreement will be of no further force or effect with respect to such shares, except as set forth in the applicable restricted stock agreement.

Unless otherwise provided by the Administrator in an award agreement or otherwise, upon the expiration of the restricted period with respect to any outstanding RSUs, the Company will issue to the participant or the participant’s beneficiary, without charge, one share of Company common stock (or other securities or other property, as applicable) for each such outstanding RSU; provided, however, that the Administrator may, in its sole discretion, elect to (A) pay cash or part cash and part Common Shares in lieu of issuing only Common Shares or (B) defer the issuance of Common Shares (or cash or part cash and part Common Shares, as the case may be) beyond the expiration of the restricted period if such extension would not cause adverse tax consequences under Section 409A of the Code.

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Other Equity-Based Awards and Other Cash-Based Awards. The Administrator may grant other equity-based awards and other cash-based awards under the 2021 Plan to eligible persons, alone or in tandem with other awards, in such amounts and dependent on such conditions as the Administrator shall from time to time in its sole discretion determine. Each other equity-based award will be evidenced by an award agreement and each other cash-based award will be evidenced in such form as the Administrator may determine from time to time.

Qualified Performance-Based Awards. Restricted stock and RSUs granted to officers and employees of the Company or its subsidiaries may be granted with the intent that the award satisfy the performance-based exception (any such award intended to satisfy the performance-based exception, a “Qualified Performance-Based Award”). The grant, vesting, or payment of Qualified Performance-Based Awards may depend on the degree of achievement of one or more performance goals relative to a pre-established targeted level or levels using one or more of the performance targets set forth in the 2021 Plan.

The performance period applicable to any Qualified Performance-Based Award may not be less than three months nor more than 10 years. To satisfy the performance-based exception, the performance measure(s) applicable to the Qualified Performance-Based Award and specific performance formula, goal or goals must be established and approved by the Administrator during the first 90 days of the applicable performance period (and, in the case of performance periods of less than one year, in no event after 25% or more of the performance period has elapsed) and while performance relating to such target(s) remains substantially uncertain within the meaning of Section 162(m) of the Code. Before any Qualified Performance-Based Award is paid and to the extent applicable to satisfy the performance-based exception, no payment under such award will be made prior to the time that the Administrator certifies in writing that the performance measure has been achieved.

Dividends and Voting Rights. Participants awarded stock options, SARs and RSUs will not receive dividends or dividend equivalents or have any voting rights with respect to Common Shares underlying these awards prior to the issuance of any such shares. Participants receiving restricted stock will have voting rights with respect to such shares and may be credited with regular cash dividends paid with respect to such shares while they are so held.

Transferability. Awards granted under the 2021 Plan generally will be transferable only by will or the applicable laws of descent and distribution. In certain limited circumstances, the Administrator may authorize stock options, other than ISOs, to be transferred to family members or trusts controlled by family members of the participant. Restricted stock may not be sold, transferred, assigned, pledged or otherwise encumbered or disposed of until the applicable restrictions lapse.

Amendment and Termination. The Administrator may amend, alter, suspend, discontinue or terminate the 2021 Plan at any time. However, the Administrator may not, without further approval of the Company’s stockholders, amend the 2021 Plan to the extent necessary and desirable to comply with applicable laws and the policies of the TSXV for so long as the Shares are listed on the TSXV or such amendment would materially and adversely affect an award holder’s rights with respect to a previously granted and outstanding award.

U.S. Federal Income Tax Effects of the 2021 Equity Incentive Plan

The United States federal income tax consequences applicable to the Company in connection with ISOs, NSOs, SARs, restricted stock, RSUs and performance awards are complex and depend, in large part, on the surrounding facts and circumstances. A participant should consult with his or her tax advisor regarding the taxation of awards under the 2021 Plan. Under current federal income tax laws, however, a participant will generally recognize income with respect to grants of stock options, SARs, restricted stock, RSUs and performance awards as described below.

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Stock Options. Stock options may be granted in the form of ISOs or NSOs. ISOs are eligible for favorable tax treatment under the Code. To meet the Code requirements, the maximum value of ISOs that first become exercisable in any one year (determined as of the dates of grants of the ISOs) is limited to $100,000. Under the Code, persons do not realize compensation income upon the grant of an ISO or NSO. At the time of exercise of a NSO, the holder realizes compensation income in the amount of the difference between the grant price and the fair market value of the Company stock on the date of exercise multiplied by the number of shares for which the option is exercised. At the time of exercise of an ISO, no compensation income, however, is recognized but the difference between the grant price and the fair market value of the Company’s common stock on the date of exercise multiplied by the number of shares for which the option is exercised is an item of tax preference which may require the payment of alternative minimum tax. The tax basis for determining capital gain or loss from the sale of stock acquired pursuant to a NSO is the fair market value of the stock or the date of exercise. If the shares acquired on exercise of an ISO are held for at least two years after grant of the option and one year after exercise, the excess of the amount realized on sale over the exercise price is taxed as capital gains. If the shares acquired on exercise of an ISO are disposed of, including disposition by gift, within two years after grant or one year of exercise, the holder realizes compensation income equal to the excess of the fair market value of shares on the date of exercise over the option price. Additional amounts realized are taxed as capital gains. The Company generally is entitled to a deduction under the Code at the time and equal to the amount of compensation income realized by the holder of an option under the 2021 Plan.

Compensation income recognized by the exercise of NSOs is subject to Federal Insurance Contributions Act (“FICA”) and Medicare taxes when the optionee is an employer and self-employment tax when the optionee is a director. Compensation income realized upon the premature disposition of stock acquired pursuant to an ISO is not subject to FICA and Medicare taxes.

SARs and RSUs. SARs are taxed on the date of exercise and RSUs are taxed on the date of vesting. A participant is taxed on the amount he or she is paid upon exercise of an SAR or vesting of an RSU. The Company accrues a corresponding deduction. The amount taxed is also subject to FICA and Medicare taxes in the case of an employee and self-employment tax in the case of a director.

Restricted Stock. Participants recognize as taxable income the fair market value of restricted stock on the date the restriction period ends. The amount taxed is subject to FICA and Medicare taxes in the case of an employee and self-employment tax in the case of a director. The Company is entitled to a corresponding tax deduction at the same time. Dividends paid during the restricted period are taxable compensation/income to the participant and are deductible by the Company. The value of the stock on the date the restriction period ends becomes the participant’s tax basis for determining subsequent capital gain or loss on the sale of the stock. A participant may elect to have the fair market value of restricted stock taxed to him or her at the time of grant. In this event, the participant recognizes no income when the restrictions lapse. The participant’s tax basis in the stock, for determining capital gain or loss upon the subsequent sale of the stock, is the fair market value of the stock on the date of grant. In this event, the Company accrues a tax deduction equal to the amount of income recognized by the participant on the grant date, and the participant does not accrue a tax deduction or benefit in the event the stock is subsequently forfeited.

Performance Awards. Cash payments pursuant to performance awards are taxable as compensatory income to a participant when it is paid and the Company accrues a corresponding income tax deduction in this amount. The amount taxed is subject to FICA and Medicare taxes.

Code Section 162(m). Section 162(m) of the Code limits the deductibility by the Company of compensation paid to its CEO and the other four most highly compensated executives. Section 162(m) of the Code provides an exception to this deduction limitation for certain “qualified performance-based compensation.” Payments or grants under the 2021 Plan are intended to qualify as “qualified performance-based compensation” under the Code and applicable regulations.

Code Section 280G and 4999. A 20% excise tax is imposed under Code Section 4999 on participants who receive certain payments in connection with a change of control of the Company and the Company cannot deduct such payments. It is possible that the value of accelerated vesting and lapse of restrictions on 2021 Plan awards could constitute change of control payments and that (i) the value of the acceleration could be subject to the excise tax, (ii) this could cause other Company change of control payments to be subject to the tax, and (iii) in this event, the Company would not be able to deduct these items for income tax purposes.

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New Plan Benefits. The benefits or amounts that the Company’s Chief Executive Officer, the other Named Executive Officers, other employees or non-employee directors may receive under the 2021 Plan are not determinable because all benefits or amounts are at the discretion of the Administrator.

TSXV and Shareholder Approval. The Proposed Amendments to the 2021 Plan has received the conditional approval of the TSXV. In addition, under TSXV Policies, the Company must obtain shareholder approval of the 2021 Plan. Therefore, at the Meeting, Shareholders will be asked to consider and approve an ordinary resolution of Shareholders approving the 2021 Plan.

Vote Required

The affirmative vote of the majority of shares present and entitled to vote at the Annual Meeting (meaning the number of shares voted “for” a proposal must exceed the number of shares voted “against” such proposal) is required to ratify the Proposed Amendments to the 2021 Plan, other than in respect of the proposal to increase number of Common Shares that may be issued under that 2021 Plan and the 2017 Option Plan from 69,682,368 Common Shares to 90,358,149 Common Shares (representing 19.9% of the issued and outstanding Common Shares), which increase requires Disinterested Shareholder Approval in accordance with the policies of the TSXV. “Disinterested Shareholder Approval” means approval by a majority of the votes cast by all of the Company’s stockholders at a duly constituted shareholders’ meeting, excluding votes attached to Common Shares beneficially owned by insiders to whom security based compensation may be granted under the 2021 Plan, and associates and affiliates of such insiders.

You may vote “for,” “against” or “abstain” from voting on Proposal 2. Abstentions will have the effect of a vote “against” Proposal 2. Because broker non-votes are not considered present for the foregoing purpose, they will have no effect on the vote on Proposal 2.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” APPROVAL OF THE PROPOSED AMENDMENTS TO THE 2021 EQUITY INCENTIVE PLAN in connection with recent changes to the policies of the TSXV as well as to INCREASE THE NUMBER OF SHARES OF OUR COMMON STOCK WHICH MAY BE GRANTED UNDER THE PLAN FROM 69,682,368 Common Shares to 89,853,155 Common Shares, representing 19.9% of the issued and outstanding Common Shares.

PROPOSAL 3—RATIFICATION OF THE APPOINTMENT OF

THE COMPANY’S AUDITOR AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Dale Matheson Carr-Hilton Labonte LLP (“Dale Matheson”) acted as our auditor and independent registered public accounting firm for the fiscal years ended October 31, 2021 and 2020. Following the resignation of Dale Matheson on May 20, 2022, the Audit Committee appointed Adeptus to act as our auditor and independent registered public accounting firm for the fiscal year ending October 31, 2022. Adeptus has served as the Company’s auditor and independent registered public accounting firm since the Board’s appointment on October 11, 2022.

A representative of Adeptus is not expected to be present at the Annual Meeting.

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Although the Company is not required to submit this appointment to a vote of the stockholders, the Audit Committee believes that it is appropriate as a matter of policy to request that stockholders ratify the appointment of Adeptus as our auditor and independent registered public accounting firm. If the stockholders do not ratify the appointment, the Audit Committee will investigate the reasons for stockholder rejection and consider whether to retain Adeptus or will appoint another auditor and independent registered public accounting firm. Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of a different auditor and independent registered public accounting firm at any time during the year if it determines that such a change would be in our best interests and our stockholders.

The following table shows the fees that were billed for the audit and other services provided by Dale Matheson for the fiscal years ended October 31, 2021 and 2020.

	Fiscal Year Ended October 31,
	2021	2020
Audit Fees	$63,198	$27,079
Audit-Related Fees	3,339	–
Tax Fees	13,117	1,746
All Other Fees	412	–
Total	$80,066	$28,825

Audit Fees - This category includes the audit of our annual financial statements included in our Annual Report on Form 10-K, review of financial statements included in our Quarterly Reports on Form 10-Q and services that are normally provided by the auditor and independent registered public accounting firm in connection with engagements for those fiscal years. This category also includes advice on audit and accounting matters that arose during, or as a result of, the audit or the review of interim financial statements.

Audit-Related Fees - This category consists of assurance and related services by the auditor and independent registered public accounting firm that are reasonably related to the performance of the audit or review of our financial statements and are not reported above under “Audit Fees.” The services for the fees disclosed under this category include consultation regarding our correspondence with the SEC, other accounting consulting and other audit services.

Tax Fees - This category consists of professional services rendered by our auditor and independent registered public accounting firm for tax compliance and tax advice. The services for the fees disclosed under this category include tax return preparation and technical tax advice.

Our Audit Committee has determined that the services provided by Withum are compatible with maintaining the independence of the auditor as our independent registered public accounting firm.

Board of Directors Pre-Approval Process, Policies and Procedures

Pursuant to the Audit Committee’s Charter, all audit and permissible non-audit services provided by the independent registered public accounting firm must be pre-approved. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of service. The independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm. Consistent with the Audit Committee’s policy, all audit and permissible non-audit services provided by Dale Matheson during the fiscal years ended October 31, 2021 and 2020 were pre-approved by the Audit Committee.

In considering the nature of the services provided by Dale Matheson for the fiscal year ended October 31, 2021, the Audit Committee determined that such services were compatible with the provision of independent audit services. The Audit Committee discussed these services with Dale Matheson and management for the fiscal year ended October 31, 2021 to determine that they were permitted under the rules and regulations concerning auditors’ independence promulgated by the SEC to implement the Sarbanes-Oxley Act, as well as rules of the American Institute of Certified Public Accountants.

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REPORT OF THE AUDIT COMMITTEE

The primary function of the Audit Committee is to assist the Board of Directors in its oversight of the Company’s financial reporting processes. Management is responsible for the Company’s financial statements and overall reporting process, including the system of internal controls. The independent auditors are responsible for conducting annual audits and quarterly reviews of the Company’s financial statements and expressing an opinion as to the conformity of the annual financial statements with generally accepted accounting principles.

The Audit Committee submits the following report pursuant to the SEC rules:

●	The Audit Committee has reviewed and discussed with management and with Dale Matheson, the Company’s independent registered public accounting firm, the audited consolidated financial statements of the Company for the fiscal year ended October 31, 2021 (the “2021 Financial Statements”).

●	Dale Matheson has advised the management of the Company and the Audit Committee that it has discussed with them all the matters required to be discussed by applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC.

●	The Audit Committee has received from Dale Matheson the written disclosures and the letter required by applicable requirements of the PCAOB regarding Dale Matheson’s communications with the Audit Committee concerning independence and has discussed Dale Matheson’s independence with them.

●	Based upon the aforementioned review, discussions and representations of Dale Matheson, the Audit Committee recommended to the Board of Directors that the 2021 Financial Statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2021.

Submitted by the Audit Committee of the Board of Directors:

Stephen Thorlakson, Chairman
Jeffrey Wilson
Rabih Ataya

Vote Required

The affirmative vote of the shares present and entitled to vote at the Annual Meeting is required to ratify the appointment of Adeptus as our independent registered public accounting firm. You may vote “for,” “against” or “abstain” from voting on Proposal 3. Abstentions will have the effect of a vote “against” Proposal 3. Because broker non-votes are not considered present for the foregoing purpose, they will have no effect on the vote on Proposal 3.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” RATIFICATION OF ADEPTUS AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock as of the Record Date by:

●	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

●	each of our current named executive officers and directors that beneficially own shares of our common stock; and

●	all our executive officers and directors as a group.

All such information provided by the stockholders who are not executive officers or directors reflects their beneficial ownership as of the dates specified in the relevant footnotes to the table. The percent of shares beneficially owned is based on 454,061,049 shares issued and outstanding as of the Record Date. Unless otherwise indicated, the owners have sole voting and investment power with respect to their respective shares and the business address for each of the beneficial owners is c/o Western Magnesium Corporation, 8180 Greensboro Drive, Suite 720, McLean, Virginia, United States 22102.

Name of Beneficial Owner	Amount of Beneficial Ownership		Percent of Outstanding Common Stock (1)
Directors and Named Executive Officers:
Rabih Ataya Director and EVP, Special Projects	1,700,000	(2)	*
Sam Ataya Director, Executive President and CEO	25,082,655	(3)	5.52%
Edward Lee Director, Executive Chairman and former President and CEO	17,014,850	(4)	3.75%
Lisa Maxwell President, Global Operations and COO	6,359,000	(5)	1.40%
Paul Sauvé EVP, Operations and CTO	2,040,837	(6)	*
Stephen Thorlakson Interim CFO and Director	3,249,791	(7)	*
Jeff Wilson Director	1,650,000	(8)	*
All directors and executive officers as a group (7 persons):	57,097,133		12.21%

Principal Shareholders (more than 5%):
Alpha Capital Anstalt	39,447,881	(9)	8.69%

* Less than 1%.

(1)	The percentages in the table have been calculated on the basis of treating as outstanding for a particular person, all shares of our capital stock outstanding on the Record Date. On the Record Date , there were 454,061,049 shares of our common stock outstanding. To calculate a stockholder’s percentage of beneficial ownership, we include in the denominator the common stock outstanding and all shares of our common stock issuable to that person in the event of the exercise of outstanding options, warrants and other derivative securities owned by that person which are exercisable within 60 days of the Record Date. Common stock warrants and derivative securities held by other stockholders are disregarded in this calculation. Therefore, the denominator used in calculating beneficial ownership among our stockholders may differ. Unless we have indicated otherwise, each person named in the table has sole voting power and sole investment power for the shares listed opposite such person’s name.

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(2)	Includes the following: (i) no shares of common stock, (ii) 450,000 options to purchase common stock at an exercise price of CAD$0.12 per share, (iii) 250,000 options to purchase common stock at an exercise price of CAD$0.15 per share, (iv) 500,000 options to purchase common stock at an exercise price of CAD$0.70 per share, and (v) 500,000 options to purchase common stock at an exercise of CAD$0.11 per share. The stock options fully vested upon award.

(3)	Includes the following: (i) 769,230 shares of common stock, (ii) 9,163,425 shares of common stock issued to a company where Mr. Ataya is principal, (iii) 3,000,000 options to purchase common stock at an exercise price of CAD$0.05 per share, (iv) 2,650,000 options to purchase common stock at an exercise price of CAD$0.12 per share, (v) 4,500,000 options to purchase common stock at an exercise price of CAD$0.13 per share, and (vi) 5,000,000 options to purchase common stock at an exercise of CAD$0.70 per share. The stock options fully vested upon award.

(4)	Includes the following: (i) 1,414,850 shares of common stock, (ii) 1,600,000 options to purchase common stock at an exercise price of CAD$0.05 per share, (iii) 3,000,000 options to purchase common stock at an exercise price of CAD$0.12 per share, (iv) 5,000,000 options to purchase common stock at an exercise price of CAD$0.13 per share and (v) 6,000,000 options to purchase common stock at an exercise price of CAD$0.70 per share. The stock options fully vested upon award.

(5)	Includes the following: (i) 459,000 shares of common stock, (ii) 900,000 options to purchase common stock at an exercise price of CAD$0.12 per share, (iii) 3,500,000 options to purchase common stock at an exercise price of CAD$0.70 per share, and (iv) 1,500,000 options to purchase common stock at an exercise price of CAD$0.11 per share. The stock options fully vested upon award.

(6)	Includes the following: (i) 40,837 shares of common stock, (ii) 100,000 options to purchase common stock at an exercise price of CAD$0.11 per share, (iii) 150,000 options to purchase common stock at an exercise price of CAD$0.15 per share, (iv) 1,000,000 options to purchase common stock at an exercise price of CAD$0.70 per share, and (v) 750,000 options to purchase common stock at an exercise price of CAD$0.11 per share. The stock options fully vested upon award.

(7)	Includes the following: (i) 2,249,791 shares of common stock, (ii) 400,000 options to purchase common stock at an exercise price of CAD$0.12 per share, (iii) 300,000 options to purchase common stock at an exercise price of CAD$0.70 per share, and (iv) 300,000 options to purchase common stock at an exercise price of CAD$0.11 per price. The stock options fully vested upon award.

(8)	Includes the following: (i) 550,000 shares of common stock, (ii) 250,000 options to purchase common stock at an exercise price of CAD$0.05 per share, (iii) 350,000 options to purchase common stock at an exercise price of CAD$0.12 per share, (iv) 300,000 options to purchase common stock at an exercise price of CAD$0.70 per share, and (v) 200,000 options to purchase common stock at an exercise price of CAD$0.11 per share. The stock options fully vested upon award.

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(9)	Includes the following: (i) 726,966 shares of common stock held and 10,500,000 shares of common stock issuable upon conversion of a 12% convertible note in the original principal amount of $1,500,000 issued on June 15, 2021 with a current principal balance of $450,000 plus accrued interest of $200,367 (the “June 2021 Convertible Debenture”), (ii) 4,500,000 Class A Warrants held and 3,000,000 Class A Warrants issuable upon conversion of the June 2021 Convertible Debenture to purchase common stock at an exercise price of $0.13 until June 10, 2026, (iii) 4,500,000 Class B Warrants held and 3,000,000 Class B Warrants issuable upon conversion of the June 2021 Convertible Debenture to purchase common stock at an exercise price of $0.19 until June 10, 2026, and (iv) 6,666,667 warrants issuable upon conversion of the April 2022 Convertible Debenture to purchase common stock at an exercise price of $0.40 for a period of five years after the date of issuance. The address for Alpha Capital Anstalt is Altenbach 8, FL-9490 Vaduz, Liechtenstein. The Debentures and Warrants are subject to a beneficial ownership transaction which restrict Alpha Capital Anstalt’s ability to convert any portion of the Convertible Debentures or exercise the Warrants if it would result in Alpha Capital Anstalt owning in excess of 9.99% of the outstanding shares of the Company’s common stock.

OTHER MATTERS

Management does not know of any other business that may be considered at the Annual Meeting. However, if any matters other than those referred to above should properly come before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxies held by them in accordance with their best judgment. Stockholders are urged to vote on the matters to be considered in advance of the Annual Meeting. You may vote your proxy via the Internet or by completing and returning the enclosed proxy card.

The Company will bear the costs of its solicitation of proxies. In addition to the use of the mail, proxies may be solicited by electronic mail, personal interview, telephone, telegram and telefax by the directors, officers and employees of the Company. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of stock held of record by such persons, and the Company may reimburse such custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith.

ANNUAL REPORT

A copy of our Annual Report on Form 10-K for the fiscal year ended October 31, 2021, including the financial statements filed as part of the Annual Report (the “2021 Form 10-K”), accompanies this Proxy Statement. We will provide stockholders with additional copies of the 2021 Form 10-K, without charge, upon written request to Corporate Secretary, Western Magnesium Corporation, 8180 Greensboro Drive, Suite 720, McLean, VA 22102. The 2021 Form 10-K and the exhibits thereto also are available, free of charge, from the SEC’s website (http://www.sec.gov.).

“HOUSEHOLDING” OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g. brokers) in the United States to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

A number of U.S. brokers with accountholders who are stockholders will be householding our proxy materials. As indicated in the notice previously provided by these brokers to stockholders, a single proxy statement and annual report will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from an affected stockholder. Once you have received notice from your broker or us that they will be householding communications to your address, householding will continue until you are notified otherwise.

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Stockholders in the United States who currently receive multiple copies of the proxy materials at their address and would like to request householding of their communications should contact their broker or, if a stockholder is a direct holder of shares of our common stock, they should submit a written request to our transfer agent, Odyssey Trust Company, 720-67 Yonge Street, Toronto, Ontario, Canada M5E1J8.

To delist yourself from householding in the future you may write us at Western Magnesium Corporation, 8180 Greensboro Drive, Suite 720, McLean, VA 22102, Attention: Corporate Secretary, or call (571) 378-0762. Upon written or oral request directed to the Company at the address or phone number listed above, we will deliver promptly a separate copy of the proxy materials.

STOCKHOLDER PROPOSALS FOR 2022 ANNUAL MEETING OF STOCKHOLDERS

Stockholder proposals submitted for inclusion in the proxy statement and form of proxy for the 2022 Annual Meeting of Stockholders must be received at the corporate offices of the Company, addressed to the attention of Corporate Secretary, Western Magnesium Corporation, 8180 Greensboro Drive, Suite 720, McLean, VA 22102 no later than December 7, 2023 The proposals must comply with the rules of the SEC relating to stockholder proposals.

Our bylaws provide that stockholders seeking to bring business before our annual meeting of stockholders, or to nominate candidates for election as directors at our annual meeting of stockholders must provide timely notice of their intent in writing. To be timely, a stockholder’s notice will need to be received by the secretary to our principal executive offices not later than the close of business on the 90th day nor earlier than the opening of business on the 120th day prior to the scheduled date of the annual meeting of stockholders. If our annual meeting is called for a date that is advanced by more than 30 days before or delayed by more than 70 days after such anniversary date, a stockholder’s notice will need to be received not earlier than the opening of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which we first publicly announce the date of the annual meeting. Our bylaws also specify certain requirements as to the form and content of a stockholder’s notice for an annual meeting. A copy of the full text of these bylaw provisions may be obtained by writing to our Secretary at the address indicated above.

ADDITIONAL INFORMATION

Additional information relating to the Company is available on SEDAR at www.sedar.com. Stockholders may contact the Company at its office at 8180 Greensboro Drive, Suite 720, McLean, VA 22102 to request copies of the Company’s financial statements and related Management’s Discussion and Analysis (the “MD&A”). Financial information is provided in the Company’s audited comparative financial statements and MD&A for its most recently completed financial year and may be viewed on the SEDAR website at the location noted above. Stockholders of the Company may request copies of the Company’s financial statements and related MD&A by contacting the Company at 8180 Greensboro Drive, Suite 720, McLean, VA 22102, telephone number (571) 378-0762 or via email at kalameddine@westmagcorp.com.

By Order of the Board of Directors,

/s/ Sam Ataya
Director and Chief Executive Officer

February 2, 2023

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Annex “A”

Audit Committee Charter

The audit committee of the Company (the “Committee”) is a committee of the board of directors of the Company (the “Board”). The role of the Committee is to:

●	provide oversight of the Company’s financial management and of the design and implementation of an effective system of internal financial controls as well as to review and report to the Board on the integrity of the financial statements of the Company, its subsidiaries and associated companies;

●	helping directors meet their responsibilities, facilitating better communication between directors and the external auditor;

●	enhancing the independence of the external auditor;

●	increasing the credibility and objectivity of financial reports and strengthening the role of the directors by facilitating in-depth discussion among directors, management and the external auditor;

Management is responsible for establishing and maintaining those controls, procedures and processes and the Committee is appointed by the Board to review and monitor them. The Company’s external auditor is ultimately accountable to the Board and the Committee as representatives of the Company’s shareholders.

I.	DUTIES AND RESPONSIBILITIES EXTERNAL AUDITOR

1.	To recommend to the Board, for shareholder approval, an external auditor to examine the Company’s accounts, controls and financial statements on the basis that the external auditor is accountable to the Board and the Committee as representatives of the shareholders of the Company.

2.	To oversee the work of the external auditor engaged for the purpose of preparing or issuing an auditor’s report or performing other audit, review or attest services for the Company, including the resolution of disagreements between management and the external auditor regarding financial reporting.

3.	To evaluate the audit services provided by the external auditor, pre-approve all audit fees and recommend to the Board, if necessary, the replacement of the external auditor.

4.	To pre-approve any non-audit services to be provided to the Company by the external auditor and the fees for those services.

5.	To obtain and review, at least annually, a written report by the external auditor setting out the auditor’s internal quality-control procedures, any material issues raised by the auditor’s internal quality-control reviews and the steps taken to resolve those issues.

6.	To review and approve the Company’s hiring policies regarding partners, employees and former partners and employees of the present and former external auditor of the Company. The Committee has adopted the following guidelines regarding the hiring of any partner, employee, reviewing tax professional or other person providing audit assurance to the external auditor of the Company on any aspect of its certification of the Company’s financial statements:

(a)	no member of the audit team that is auditing a business of the Company can be hired into that business or into a position to which that business reports for a period of three years after the audit;

(b)	no former partner or employee of the external auditor may be made an officer of the Company or any of its subsidiaries for three years following the end of the individual’s association with the external auditor;

(c)	the Chief Financial Officer of the Company (the “CFO”) must approve all office hires from the external auditor; and

(d)	the CFO must report annually to the Committee on any hires within these guidelines during the preceding year.

7.	To ensure that the head audit partner assigned by the external auditor to the Company, as well as the audit partner charged with reviewing the audit of the Company, are changed at least every five years.

8.	To review, at least annually, the relationships between the Company and the external auditor in order to establish the independence of the external auditor.

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Financial Information and Reporting

9.	To review the Company’s annual audited financial statements with the Chief Executive Officer of the Company (the “CEO”) and CFO and then with the full Board. The Committee will review the interim financial statements with the CEO and CFO.

10.	To review and discuss with management and the external auditor, as appropriate:

(a)	the annual audited financial statements and the interim financial statements, including the accompanying management discussion and analysis; and

(b)	earnings guidance and other releases containing information taken from the Company’s

(c)	financial statements prior to their release.

11.	To review the quality and not just the acceptability of the Company’s financial reporting and accounting standards and principle and any proposed material changes to them or their application.

12.	To review with the CFO any earnings guidance to be issued by the Company and any news release containing financial information taken from the Company’s financial statements prior to the release of the financial statements to the public. In addition, the CFO must review with the Committee the substance of any presentations to analysts or rating agencies that contain a change in strategy or outlook.

Oversight

13.	To review the internal audit staff functions, including:

(a)	the purpose, authority and organizational reporting lines;

(b)	the annual audit plan, budget and staffing; and

(c)	the appointment and compensation of the controller, if any.

14.	To review, with the CFO and others, as appropriate, the Company’s internal system of audit controls and the results of internal audits.

15.	To review and monitor the Company’s major financial risks and risk management policies and the steps taken by management to mitigate those risks.

16.	To meet at least annually with management (including the CFO), the internal audit staff, and the external auditor in separate executive session and review issues and matters of concern respecting audits and financial reporting.

17.	In connection with its review of the annual audited financial statements and interim financial statements, the Committee will also review the process for the CEO and CFO certifications (if required by law or regulation) with respect to the financial statements and the Company’s disclosure and internal controls, including any material deficiencies or changes in those controls.

II.	MEMBERSHIP

The Committee shall be comprised of at least three directors.

The majority of the Committee members must be independent. A member of the Committee is independent if the member has no direct or indirect material relationship with an issuer. A material relationship means a relationship, which could, in the view of the issuer’s board of directors, reasonably interfere with the exercise of a member’s independent judgment.

Any member may be removed from office or replaced at any time by the Board and shall cease to be a member upon ceasing to be a director. Each member of the Committee shall hold office until the close of the next annual meeting of shareholders of the Company or until the member ceases to be a director, resigns or is replaced, whichever first occurs.

The members of the Committee shall be entitled to receive such remuneration for acting as members of the Committee as the Board may from time to time determine.

All members of the Committee must be “financially literate” (i.e., have the ability to read and understand a set of financial statements such as balance sheet, an income statement and a cash flow statement).

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III.	PROCEDURES

1.	The Board shall appoint one of the directors elected to the Committee as the Chairperson of the Committee (the “Chairperson”). In the absence of the appointed Chairperson from any meeting of the Committee, the members shall elect a Chairperson from those in attendance to act as Chairperson of the meeting.

2.	The Chairperson will appoint a secretary (the “Secretary”) who will keep minutes of all meetings. The Secretary does not have to be a member of the Committee or a director and can be changed by simple notice from the Chairperson.

3.	No business may be transacted by the Committee except at a meeting of its members at which a quorum of the Committee is present or by resolution in writing signed by all the members of the Committee. A majority of the members of the Committee shall constitute a quorum, provided that if the number of members of the Committee is an even number, one-half of the number of members plus one shall constitute a quorum.

4.	The Committee will meet as many times as is necessary to carry out its responsibilities. Any member of the Committee or the external auditor may call meetings.

5.	The time and place of the meetings of the Committee, the calling of meetings and the procedure in all respects of such meetings shall be determined by the Committee, unless otherwise provided for in the Bylaws of the Company or otherwise determined by resolution of the Board.

6.	The Committee shall have the resources and authority necessary to discharge its duties and responsibilities, including the authority to select, retain, terminate and approve the fees and other retention terms (including termination) of special counsel, advisors or other experts or consultants, as it deems appropriate.

7.	The Committee has the authority to communicate directly with the internal and external auditors.

IV.	REPORTS

The Committee shall produce the following reports and provide them to the Board:

1.	an annual performance evaluation of the Committee, which evaluation must compare the performance of the Committee with the requirements of this Charter. The performance evaluation should also recommend to the Board any improvements to this Charter deemed necessary or desirable by the Committee. The performance evaluation by the Committee shall be conducted in such manner as the Committee deems appropriate. The report to the Board may take the form of an oral report by the Chairperson or any other member of the Committee designated by the Committee to make this report; and

2.	a summary of the actions taken at each Committee meeting, which shall be presented to the Board at the next Board meeting.

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Annex “B”

Proposed Amendments to 2021 Equity Incentive Plan

(see attached)

Western Magnesium Corporation.

2021 Equity Incentive Plan, as amended and restated March 7, 2023

Exhibits

Exhibit A	Form of Award Agreement for Options
Exhibit B	Form of Award Agreement for Stock Appreciation Rights
Exhibit C	Form of Award Agreement for Restricted Stock
Exhibit D	Form of Award Agreement for Restricted Stock Units

(i)

Western Magnesium Corporation

2021 Equity Incentive Plan, as amended and restated March 7, 2023

Article I. Purposes and Definitions

Section 1.01 Purposes of this Plan; Structure.

(a)	The purposes of this Plan are (i) to attract and retain the best available personnel for positions of substantial responsibility, (ii) to provide additional incentive to Employees, Directors and Consultants, and (ii) to promote the success of the Company’s business.

(b)	This Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Awards, Cash-Based Awards and Other Stock-Based Awards.

Section 1.02 Definitions. As used herein, the following definitions will apply:

(a)	“2017 Stock Option Plan” means the Stock Option Plan approved by the shareholders of the Company on August 8, 2017, as amended.

(b)	“Administrator” means the Board or any of its Committees as will be administering this Plan, in accordance with Section 2.02.

(c)	“Affiliate” means, with respect to any Person, any other Person directly or indirectly Controlling, Controlled by, or under common Control with such Person.

(d)	“Applicable Laws” means the legal and regulatory requirements relating to the administration of equity-based awards, including but not limited to the related issuance of shares of Common Stock, including but not limited to under U.S. federal and state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any non-U.S. country or jurisdiction where Awards are, or will be, granted under this Plan.

(e)	“Award” means, individually or collectively, a grant under this Plan of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Units or Performance Shares, or Cash-Based Award or Other Stock-Based Award granted under this Plan.

(f)	“Award Agreement” means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under this Plan, which Award Agreement shall be is subject to the terms and conditions of this Plan.

(g)	“Board” means the Board of Directors of the Company.

(h)	“Cash-Based Award” means an Award denominated in cash and granted pursuant to Section 3.06.

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(i)	“Cause” means, unless such term or an equivalent term is otherwise defined by the applicable Award Agreement or other written agreement between a Participant and the Company or its Affiliates applicable to an Award, any of the following: (i) the Participant’s theft, dishonesty, willful misconduct, breach of fiduciary duty for personal profit, or falsification of documents or records of the Company or any of its Affiliates; (ii) the Participant’s material failure to abide by the Company’s or any Affiliate’s code of conduct or other policies (including, without limitation, policies relating to confidentiality and reasonable workplace conduct); (iii) the Participant’s unauthorized use, misappropriation, destruction or diversion of any tangible or intangible asset or corporate opportunity of the Company or any of its Affiliates (including, without limitation, the Participant’s improper use or disclosure of the Company’s or any of its Affiliate’s confidential or proprietary information); (iv) any intentional act by the Participant which has a material detrimental effect on the Company’s or any of its Affiliate’s reputation or business; (v) the Participant’s repeated failure to perform any reasonable assigned duties after written notice from the Company or any of its Affiliates, and a reasonable opportunity to cure, such failure; (vi) any material breach by the Participant of any employment, service, non-disclosure, non-competition, non-solicitation or other similar agreement between the Participant and the Company or any of its Affiliates which breach is not cured pursuant to the terms of such agreement; or (vii) the Participant’s conviction (including any plea of guilty or nolo contendere) of any criminal act involving fraud, dishonesty, misappropriation or moral turpitude, or which impairs the Participant’s ability to perform his or her duties with the Company or any of its Affiliates.

(j)	“Change in Control” means the occurrence of any of the following events, subject to the provisions of Section 1.03:

(i)	Change in Ownership of the Company. A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group (“Person”), acquires ownership of the stock of the Company that, together with the stock held by such Person, constitutes more than fifty percent (50%) of the total voting power of the stock of the Company; provided, however, that for purposes of this Section 1.02(j)(i), the acquisition of additional stock by any one Person, who is considered to own more than fifty percent (50%) of the total voting power of the stock of the Company will not be considered a Change in Control. Further, if the shareholders of the Company immediately before such change in ownership continue to retain immediately after the change in ownership, in substantially the same proportions as their ownership of shares of the Company’s voting stock immediately prior to the change in ownership, direct or indirect beneficial ownership of fifty percent (50%) or more of the total voting power of the stock of the Company or of the ultimate parent entity of the Company, such event shall not be considered a Change in Control under this Section 1.02(j)(i). For this purpose, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company, as the case may be, either directly or through one or more subsidiary corporations or other business entities.

(ii)	Change in Effective Control of the Company. A change in the effective control of the Company which occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. For purposes of this Section 1.02(j)(ii), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Change in Control.

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(iii)	Change in Ownership of a Substantial Portion of the Company’s Assets. A change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any Person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than fifty percent (50%) of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions; provided, however, that for purposes of this Section 1.02(j)(iii), the following will not constitute a change in the ownership of a substantial portion of the Company’s assets: (A) a transfer to an entity that is controlled by the Company’s shareholders immediately after the transfer, or (B) a transfer of assets by the Company to: (1) a shareholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s stock, (2) an entity, fifty percent (50%) or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (3) a Person, that owns, directly or indirectly, fifty percent (50%) or more of the total value or voting power of all the outstanding stock of the Company, or (4) an entity, at least fifty percent (50%) of the total value or voting power of which is owned, directly or indirectly, by a Person described in clause (B)(3) of this Section 1.02(j)(iii). For purposes of this Section 1.02(j)(iii), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

(k)	“Code” means the Internal Revenue Code of 1986, as amended, and reference to a specific section of the Code or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

(l)	“Committee” means a committee of Directors or of other individuals satisfying Applicable Laws appointed by the Board, or by a duly authorized committee of the Board, in accordance with Section 2.02.

(m)	“Common Stock” means the common stock, par value $0.001 per share, of the Company.

(n)	“Company” means Western Magnesium Corporation, a Delaware corporation, or any successor thereto.

(o)	“Consultant” means any natural person, including an advisor (x) engaged by the Company or a Parent or Subsidiary under a written contract to render ongoing bona fide services to such entity, provided the services (i) are not in connection with the offer or sale of securities in a capital-raising transaction, and (ii) do not directly promote or maintain a market for the Company’s securities, in each case, within the meaning of Form S-8 promulgated under the Securities Act, and provided further, that a Consultant will include only those persons to whom the issuance of Shares may be registered under Form S-8 promulgated under the Securities Act; and, for such time as the Shares are listed on the TSX-V or where the natural person is resident in a Canadian jurisdiction, (y) such natural person, in the reasonable opinion of the Company, spends or will spend a significant amount of time and attention on the business and affairs of the Company or a Subsidiary, and such natural person has a relationship with the Company or a Subsidiary that enables the natural person to be knowledgeable about the business or affairs of the Company.

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(p)	“Control” of a Person means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract, or otherwise.” Controlled”, “Controlling” and “under common Control with” have correlative meanings. Without limiting the foregoing a Person (the “Controlled Person”) shall be deemed Controlled by (a) any other Person (the “10% Owner”) (i) owning beneficially, as meant in Rule 13d-3 under the Exchange Act, securities entitling such Person to cast 10% or more of the votes for election of directors or equivalent governing authority of the Controlled Person or (ii) entitled to be allocated or receive 10% or more of the profits, losses, or distributions of the Controlled Person; (b) an officer, director, general partner, partner (other than a limited partner), manager, or member (other than a member having no management authority that is not a 10% Owner ) of the Controlled Person; or (c) a spouse, parent, lineal descendant, sibling, aunt, uncle, niece, nephew, mother-in-law, father-in-law, sister-in-law, or brother-in-law of an Affiliate of the Controlled Person or a trust for the benefit of an Affiliate of the Controlled Person or of which an Affiliate of the Controlled Person is a trustee.

(q)	“Director” means a member of the Board.

(r)	“Disability” means total and permanent disability as defined in Code Section 22(e)(3), provided that in the case of Awards other than Incentive Stock Options, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.

(s)	“Dividend Equivalent Right” means the right of a Participant, granted at the discretion of the Administrator or as otherwise provided by this Plan, to receive a credit for the account of such Participant in an amount equal to the cash dividends paid on one Share for each Share represented by an Award held by such Participant.

(t)	“Employee” means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company, provided that neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company or any Parent or Subsidiary of the Company, and, for so long as the Shares are listed on the TSX-V, shall mean:

(i)	an individual who is considered an employee of the Company or a Subsidiary under the Income Tax Act (Canada) (and for whom income tax, employment insurance and Canada Pension Plan deductions must be made at source);

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(ii)	an individual who works full-time for the Company or a Subsidiary providing services normally provided by an employee and who is subject to the same control and direction by the Company over the details and methods of work as an employee of the Company, but for whom income tax deductions are not made at source; or

(iii)	an individual who works for the Company or a Subsidiary on a continuing and regular basis for a minimum amount of time per week providing services normally provided by an employee and who is subject to the same control and direction by the Company over the details and methods of work as an employee of the Company, but for whom income tax deductions are not made at source.

(u)	“Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

(v)	“Exchange Program” means a program under which (i) outstanding Awards are surrendered or cancelled in exchange for awards of the same type (which may have higher or lower exercise prices and different terms), awards of a different type, and/or cash, (ii) Participants would have the opportunity to transfer any outstanding Awards to a financial institution or other person or entity selected by the Administrator, and/or (iii) the exercise price of an outstanding Award is reduced or increased. The Administrator will determine the terms and conditions of any Exchange Program in its sole discretion.

(w)	“Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i)	If the Common Stock is listed on any established stock exchange or a national market system (other than an over-the counter market, which will not be considered an established stock exchange of national market system for the purposes of this definition), including without limitation, the TSX-V, the New York Stock Exchange, the Nasdaq Global Select Market, the Nasdaq Global Market or the Nasdaq Capital Market of The Nasdaq Stock Market, its Fair Market Value will be the closing sales price for such stock (or, if no closing sales price was reported on that date, as applicable, on the last trading date such closing sales price was reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii)	If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share will be the mean between the high bid and low asked prices for the Common Stock on the day of determination (or, if no bids and asks were reported on that date, as applicable, on the last trading date such bids and asks were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(iii)	In the absence of an established market for the Common Stock, the Fair Market Value will be determined in good faith by the Administrator.

(x)	“Fiscal Year” means the fiscal year of the Company.

(y)	“Incentive Stock Option” means an Option that by its terms qualifies and is otherwise intended to qualify as an incentive stock option within the meaning of Code Section 422 and the regulations promulgated thereunder.

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(z)	“Insider” shall have the meaning set out in the policies of the TSX-V.

(aa)	“Investor Relations Activities” has the meaning ascribed to such term in the policies of the TSX-V (which includes activities that promote or reasonably could be expected to promote the purchase or sale of securities of the Company).

(bb)	“Material Information” means a Material Fact and/or Material Change as defined by applicable Canadian securities laws and the policies of the TSX-V.

(cc)	“Nonstatutory Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

(dd)	“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder and, for so long as the Shares are listed on the TSX-V, shall also mean, for the Company, an individual who is:

(i)	a chair, vice-chair or president;

(ii)	a vice president in charge of a principal business unit, division or function including sales, finance or production; or

(iii)	performing a policy-making function in respect of the Company.

(ee)	“Option” means a stock option granted pursuant to this Plan.

(ff)	“Outside Director” means a Director who is not an Employee.

(gg)	“Other Stock-Based Award” means an Award denominated in Shares and granted pursuant to Section 3.06.

(hh)	“Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Code Section 424(e).

(ii)	“Participant” means the holder of an outstanding Award.

(jj)	“Performance Award” means an Award of Performance Shares or Performance Units.

(kk)	“Performance Award Formula” means, for any Performance Award, a formula or table established by the Administrator pursuant to Section 3.05 which provides the basis for computing the value of a Performance Award at one or more levels of attainment of the applicable Performance Goal(s) measured as of the end of the applicable Performance Period.

(ll)	“Performance Share” means an Award denominated in Shares which may be earned in whole or in part upon attainment of performance goals or other vesting criteria as the Administrator may determine pursuant to Section 3.05.

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(mm)	“Performance Unit” means an Award which may be earned in whole or in part upon attainment of performance goals or other vesting criteria as the Administrator may determine and which may be settled for cash, Shares or other securities or a combination of the foregoing pursuant to Section 3.05.

(nn)	“Period of Restriction” means the period during which the transfer of Shares of Restricted Stock are subject to restrictions and therefore, the Shares are subject to a substantial risk of forfeiture. Such restrictions may be based on the passage of time, the achievement of target levels of performance, or the occurrence of other events as determined by the Administrator.

(oo)	“Person” means an individual, corporation, partnership (including a general partnership, limited partnership or limited liability partnership), limited liability company, association, trust or other entity or organization, including a government, domestic or foreign, or political subdivision thereof, or an agency or instrumentality thereof.

(pp)	“Plan” means this 2021 Equity Incentive Plan, as amended and restated.

(qq)	“Restricted Stock” means Shares issued pursuant to an Award of Restricted Stock under Section 3.03, or issued pursuant to the early exercise of an Option.

(rr)	“Restricted Stock Unit” means a bookkeeping entry representing an amount equal to the Fair Market Value of one Share, granted pursuant to Section 3.04. Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company.

(ss)	“Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to this Plan.

(tt)	“Section 16(b)” means Section 16(b) of the Exchange Act.

(uu)	“Securities Act” means the United States Securities Act of 1933, as amended.

(vv)	“Service Provider” means an Employee, Director or Consultant.

(ww)	“Share” means a share of the Common Stock, as adjusted in accordance with Section 4.05.

(xx)	“Stock Appreciation Right” means an Award, granted alone or in connection with an Option, that pursuant to Section 3.02 is designated as a Stock Appreciation Right.

(yy)	“Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Code Section 424(f).

(zz)	“TSX-V” means the TSX Venture Exchange.

(aaa)	“VWAP” means, at any date, the volume weighted average trading price of the Shares on the TSX-V for the five trading days immediately preceding the applicable date.

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Section 1.03 Additional Interpretations. For purposes of Section 1.02(j), persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company. Notwithstanding the foregoing, a transaction will not be deemed a Change in Control unless the transaction qualifies as a change in control event within the meaning of Code Section 409A, as it has been and may be amended from time to time, and any proposed or final Treasury Regulations and Internal Revenue Service guidance that has been promulgated or may be promulgated thereunder from time to time. Further and for the avoidance of doubt, a transaction will not constitute a Change in Control if: (i) its sole purpose is to change the jurisdiction of the Company’s incorporation, or (ii) its sole purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

Article II. Stock Subject to this Plan; Administration.

Section 2.01 Stock Subject to this Plan.

(a)	Subject to the provisions of Section 2.01 and Section 4.05, the maximum aggregate number of Shares that may be subject to Awards and sold under this Plan is 58,543,155 Shares, plus any Shares reserved for issuance under the 2017 Stock Option Plan that are forfeited as a result of the expiration or termination of any awards under that plan after the date of adoption of this amended and restated Plan. The Shares may be authorized but unissued, or reacquired Common Stock.

(b)	Subject to adjustment as provided in Section 4.05 and the sentence that follows, the maximum aggregate number of shares of Shares that may be issued under this Plan as set forth in Section 2.01(a) shall be cumulatively increased on January 1, 2022 and on each subsequent January 1 through and including January 1, 2022, by a number of shares (the “Annual Increase”) equal to the smaller of (a) three percent (3%) of the number of shares of Common Stock issued and outstanding on the immediately preceding December 31, or (b) an amount determined by the Board. This Section 2.01(b) shall not be in force for so long as the Shares are listed on the TSX-V.

(c)	The following limitations shall apply for so long as the Shares are listed on the TSX-V:

(i)	the maximum aggregate number of Shares that may be subject to Awards and sold or granted under this Plan (or pursuant to any other security based compensation plan of the Company) to any one Person (and, where permitted under this Plan, any company that is wholly-owned by that Person) (along with any Shares that may be credited to such Person pursuant to Dividend Equivalent Rights or issued pursuant to Section 3.02(f)) in a 12 month period must not exceed 5% of the issued Shares of the Company, calculated at the date an Award is granted to the Person (unless the Company has obtained the requisite disinterested shareholder approval);

(ii)	the maximum aggregate number of Shares that may be subject to Awards and sold or granted under this Plan (or pursuant to any other security based compensation plan of the Company) to Insiders (as a group) to any one Person (and, where permitted under this Plan, any company that is wholly-owned by that Person) (along with any Shares that may be credited to such Person pursuant to Dividend Equivalent Rights or issued pursuant to Section 3.02(f)) in a 12 month period must not exceed 10% of the issued Shares of the Company, calculated at the date an Award is granted to the Person (unless the Company has obtained the requisite disinterested shareholder approval);

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(iii)	the maximum aggregate number of Shares that may be subject to Awards and sold or granted under this Plan (or pursuant to any other security based compensation plan of the Company) to any one Consultant in a 12 month period (along with any Shares that may be credited to such Person pursuant to Dividend Equivalent Rights or issued pursuant to Section 3.02(f)) must not exceed 2% of the issued Shares of the Company, calculated at the date an Award is granted to the Consultant; and

(iv)	the maximum aggregate number of Shares that may be subject to Awards and issued or granted under this Plan (or pursuant to any other security based compensation plan of the Company) to Insiders (as a group) must not exceed 10% of the issued Shares of the Company at any point in time (unless the Company has obtained the requisite disinterested shareholder approval).

(d)	If an Award expires or becomes un-exercisable without having been exercised in full, is surrendered pursuant to an Exchange Program, or, with respect to Restricted Stock, Restricted Stock Units, Performance Units or Performance Shares, is forfeited to or repurchased by the Company due to the failure to vest, the unpurchased Shares (or for Awards other than Options or Stock Appreciation Rights the forfeited or repurchased Shares) which were subject thereto will become available for future grant or sale under this Plan (unless this Plan has terminated). With respect to Stock Appreciation Rights, only Shares actually issued pursuant to a Stock Appreciation Right will cease to be available under this Plan; all remaining Shares under Stock Appreciation Rights will remain available for future grant or sale under this Plan (unless this Plan has terminated). Shares that have actually been issued under this Plan under any Award will not be returned to this Plan and will not become available for future distribution under this Plan; provided, however, that if Shares issued pursuant to Awards of Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units are repurchased by the Company or are forfeited to the Company due to the failure to vest, such Shares will become available for future grant under this Plan. Shares used to pay the exercise price of an Award or to satisfy the tax withholdings related to an Award will become available for future grant or sale under this Plan. To the extent an Award under this Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under this Plan. Notwithstanding the foregoing and, subject to adjustment as provided in Section 4.05, the maximum number of Shares that may be issued upon the exercise of Incentive Stock Options will equal the aggregate Share number stated in Section 2.01(a), plus, to the extent allowable under Code Section 422 and the Treasury Regulations promulgated thereunder, any Shares that become available for issuance under this Plan pursuant to Section 2.01(d) and Section 2.01(e).

(e)	The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of this Plan. Should the limits set out in Section 2.01(c) be exceeded as a result of Dividend Equivalent Rights or the operation of Section 3.02(f), then in such cases such Dividend Equivalent Rights or Stock Appreciation Right amount in excess of such limits shall be paid only in cash.

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Section 2.02 Administration of this Plan.

(a)	Procedure.

(i)	Multiple Administrative Bodies. Different Committees with respect to different groups of Service Providers may administer this Plan.

(ii)	Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder will be structured to satisfy the requirements for exemption under Rule 16b-3.

(iii)	Other Administration. Other than as provided above, this Plan will be administered by (A) the Board or (B) a Committee, which Committee will be constituted to satisfy Applicable Laws.

(b)	Powers of the Administrator. Subject to the provisions of this Plan and the requirements of the TSX-V (for so long as the Shares are listed on the TSX-V), and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator will have the authority, in its discretion:

(i)	to determine the Fair Market Value;

(ii)	to select the Service Providers to whom Awards may be granted hereunder;

(iii)	to determine the number of Shares to be covered by each Award granted hereunder;

(iv)	to approve forms of Award Agreements for use under this Plan;

(v)	to determine the terms and conditions, not inconsistent with the terms of this Plan, of any Award granted hereunder, with such terms and conditions including, but not being limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator will determine;

(vi)	to determine whether an Award will be settled in Shares, cash, other property or in any combination thereof;

(vii)	to institute and determine the terms and conditions of an Exchange Program;

(viii)	to construe and interpret the terms of this Plan and Awards granted pursuant to this Plan;

(ix)	to prescribe, amend and rescind rules and regulations relating to this Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable non-U.S. laws or for qualifying for favorable tax treatment under applicable non-U.S. laws;

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(x)	to modify or amend each Award (subject to Section 4.15(c)), including but not limited to the discretionary authority to extend the post-termination exercisability period of Awards (for a maximum period of one year post-termination for so long as the Shares are listed on the TSX-V); provided, however, that in no case will an Option or Stock Appreciation Right be extended beyond its original maximum term. In addition, for so long as the Shares are listed on the TSX-V, disinterested shareholder approval will be required for any extension of the term of an Option if the holder of such Option is an Insider of the Company at the time of the proposed amendment;

(xi)	to allow Participants to satisfy tax withholding obligations in a manner prescribed in Section 4.05(d);

(xii)	to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

(xiii)	to allow a Participant to defer the receipt of the payment of cash or the delivery of Shares that otherwise would be due to such Participant under an Award;

(xiv)	to prescribe, amend or rescind rules, guidelines and policies relating to this Plan, or to adopt sub-plans or supplements to, or alternative versions of, this Plan, including, without limitation, as the Administrator deems necessary or desirable to comply with the laws of, or to accommodate the tax policy, accounting principles or custom of, foreign jurisdictions whose residents may be granted Awards;

(xv)	to correct any defect, supply any omission or reconcile any inconsistency in this Plan or any Award Agreement and to make all other determinations and take such other actions with respect to this Plan or any Award as the Administrator may deem advisable to the extent not inconsistent with the provisions of this Plan or Applicable Laws; and

(xvi)	to make all other determinations deemed necessary or advisable for administering this Plan.

(c)	Option or Stock Appreciation Right Repricing. The Administrator shall have the authority, subject to receipt of TSX-V approval (for so long as the Shares are listed on the TSX-V) and shareholder approval by the shareholders of the Company (including by way of disinterested shareholder approval as may be required by the TSX-V where the holder of the Award is an Insider at the time the Award is being amended), to approve a program providing for either (a) the cancellation of outstanding Options or Stock Appreciation Rights having exercise prices per share greater than the then Fair Market Value of a Share (“Underwater Awards”) and the grant in substitution therefor of new Options or Stock Appreciation Rights covering the same or a different number of shares but with an exercise price per share equal to the Fair Market Value per share on the new grant date or payments in cash, or (b) the amendment of outstanding Underwater Awards to reduce the exercise price thereof to the Fair Market Value per share on the date of amendment.

(d)	Effect of Administrator’s Decision. The Administrator’s decisions, determinations and interpretations will be final and binding on all Participants and any other holders of Awards and will be given the maximum deference permitted by Applicable Laws.

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Section 2.03 Eligibility. Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares and Performance Units may be granted to Service Providers. Incentive Stock Options may be granted only to Employees. It is the responsibility of the Company and the recipient of an Award under this Plan to ensure and confirm that any Employees or Consultants receiving Awards under this Plan are bona fide Employees or Consultants, as the case may be.

Section 2.04 Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or the Administrator or as officers or employees of the Company or any of its Affiliates, to the extent permitted by Applicable Laws, members of the Board or the Administrator and any officers or employees of the Company or any of its Affiliates to whom authority to act for the Board, the Administrator or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with this Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

Article III. Awards.

Section 3.01 Stock Options.

(a)	Grant of Options. Subject to the terms and provisions of this Plan, the Administrator, at any time and from time to time, may grant Options in such amounts as the Administrator, in its sole discretion, will determine.

(b)	Option Agreement. Each Award of an Option will be evidenced by an Award Agreement that will specify the exercise price, the term of the Option, the number of Shares subject to the Option, the exercise restrictions, if any, applicable to the Option, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

(c)	Limitations. Each Option will be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. Notwithstanding such designation, however, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds one hundred thousand dollars ($100,000), such Options will be treated as Nonstatutory Stock Options. For purposes of this Section 3.01(c), Incentive Stock Options will be taken into account in the order in which they were granted, the Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted, and the calculation will be performed in accordance with Code Section 422 and Treasury Regulations promulgated thereunder. In addition, the following limitations shall apply for so long as the Shares are listed on the TSX-V:

(i)	Persons retained to perform Investor Relations Activities for the Company may only be granted Options, and the aggregate number of Options granted to all Persons retained to provide Investor Relations Activities must not exceed 2% of the issued Shares of the Company in any 12 month period, calculated at the date an Option is granted to any such Person; and

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(ii)	Options may not be granted while there is any undisclosed Material Information relating to the Company.

(d)	Term of Option. The term of each Option will be stated in the Award Agreement. In the case of an Incentive Stock Option, the term will be no more than ten (10) years from the date of grant thereof. In the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option will be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.

(e)	Option Exercise Price and Consideration.

(i)	Exercise Price. The per Share exercise price for the Shares to be issued pursuant to the exercise of an Option will be determined by the Administrator, subject to the following:

(1)	In the case of an Incentive Stock Option:

(A)	granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price will be no less than one hundred ten percent (110%) of the Fair Market Value per Share (or the fair market value per Share as determined in accordance with Treas. Reg. 1.409A-1(b)(5)(iv)(A)) on the date of grant;

(B)	granted to any Employee other than an Employee described in paragraph (1) immediately above, the per Share exercise price will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant;

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(2)	In the case of a Nonstatutory Stock Option, the per Share exercise price will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant (or the fair market value per Share as determined in accordance with Treas. Reg. 1.409A-1(b)(5)(iv)(A)).

(3)	Notwithstanding the foregoing provisions of this Section 3.01(e), Options may be granted with a per Share exercise price of less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Code Section 424(a).

(ii)	Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator will fix the period within which the Option may be exercised and will determine any conditions that must be satisfied before the Option may be exercised. Options granted to persons retained to provide Investor Relations Activities must vest in stages over a period of no less than 12 months with no more than ¼ of the Options vesting in any three month period.

(iii)	Form of Consideration. The Administrator will determine the acceptable form of consideration for exercising an Option, including the method of payment; notwithstanding the foregoing, for so long as the Shares are listed on the TSX-V, the only acceptable forms of consideration for exercising an Option are (1) cash, by a certified cheque, bank draft or money order payable to the Company; (2) by a broker-assisted cashless exercise whereby the Company has an arrangement with a brokerage firm pursuant to which the brokerage firm will loan money to a holder of Options to purchase Shares underlying the Options, with the brokerage firm then selling a sufficient number of Shares to cover the exercise price of the Options in order to repay the loan made to the holder, and with the brokerage firm receiving an equivalent number of Shares from the exercise of the Options and the holder receiving the balance of the Shares or the cash proceeds from the sale of the balance of such Shares; or (3) by way of “net exercise” (other than for holders of Options who provide Investor Relations Activities) whereby the holder of the Options, instead of making a cash payment for the aggregate exercise price, shall be entitled to be issued such number of Shares equal to the number which results when (i) the difference between the aggregate VWAP of the Shares underlying the Options to be exercised and the aggregate exercise price of such Options is divided by (ii) the VWAP of each Share (the total number of Shares underlying exercised Options will be counted for the purposes of calculating the limits set out in Section 2.01(c)). If the Shares are no longer listed on the TSX-V, then in the case of an Incentive Stock Option, the Administrator will determine the acceptable form of consideration at the time of grant; such consideration may consist entirely of: (1) cash; (2) check; (3) promissory note, to the extent permitted by Applicable Laws; (4) other Shares, provided that such Shares have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option will be exercised and provided further that accepting such Shares will not result in any adverse accounting consequences to the Company, as the Administrator determines in its sole discretion; (5) consideration received by the Company under a broker assisted (or other) cashless exercise program (whether through a broker or otherwise) implemented by the Company in connection with this Plan; (6) by net exercise; (7) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws; or (8) any combination of the foregoing methods of payment. In making its determination as to the type of consideration to accept, the Administrator will consider if acceptance of such consideration may be reasonably expected to benefit the Company.

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(f)	Exercise of Option.

(i)	Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder will be exercisable according to the terms of this Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share. An Option will be deemed exercised when the Company receives: (i) notice of exercise (in such form as the Administrator may specify from time to time) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised (together with applicable tax withholding). Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and this Plan. Shares issued upon exercise of an Option will be issued in the name of the Participant or, if requested by the Participant and provided the Shares are no longer listed on the TSX-V, in the name of the Participant and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder will exist with respect to the Shares subject to an Option, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 4.05. Exercising an Option in any manner will decrease the number of Shares thereafter available, both for purposes of this Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(ii)	Termination of Relationship as a Service Provider. If a Participant ceases to be a Service Provider, other than upon the Participant’s termination as the result of the Participant’s death or Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement and, for so long as the Shares are listed on the TSX-V, on or before one year from the date of the Participant’s termination (whichever is earlier)). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for three (3) months following the Participant’s termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to this Plan. If after termination the Participant does not exercise his or her Option within the time specified by the Administrator, the Option will terminate, and the Shares covered by such Option will revert to this Plan.

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(iii)	Disability of Participant. If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following the Participant’s termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to this Plan. If after termination the Participant does not exercise his or her Option within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to this Plan.

(iv)	Death of Participant. If a Participant dies while a Service Provider, the Option may be exercised following the Participant’s death within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of death (but in no event may the Option be exercised later than the earlier of the expiration of the term of such Option as set forth in the Award Agreement and twelve (12) months following the Participant’s death), by the Participant’s designated beneficiary, provided such beneficiary has been designated prior to Participant’s death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution, within twelve (12) months following the Participant’s death. In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following Participant’s death. Unless otherwise provided by the Administrator, if at the time of death Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will immediately revert to this Plan. If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to this Plan.

Section 3.02 Stock Appreciation Rights.

(a)	Grant of Stock Appreciation Rights. Subject to the terms and conditions of this Plan, a Stock Appreciation Right may be granted to Service Providers at any time and from time to time as will be determined by the Administrator, in its sole discretion.

(b)	Number of Shares. The Administrator will have complete discretion to determine the number of Shares subject to any Award of Stock Appreciation Rights.

(c)	Exercise Price and Other Terms. The per Share exercise price for the Shares that will determine the amount of the payment to be received upon exercise of a Stock Appreciation Right as set forth in Section 3.02(f) will be determined by the Administrator and will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant. Otherwise, the Administrator, subject to the provisions of this Plan, will have complete discretion to determine the terms and conditions of Stock Appreciation Rights granted under this Plan. Stock Appreciation Rights which have become exercisable may be exercised by delivery of written or electronic notice of exercise to the Company in accordance with the terms of the Award Agreement, specifying the number of Stock Appreciation Rights to be exercised and the date on which such Stock Appreciation Rights were awarded and vested.

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(d)	Stock Appreciation Right Agreement. Each Stock Appreciation Right grant will be evidenced by an Award Agreement that will specify the exercise price, the term of the Stock Appreciation Right, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

(e)	Expiration of Stock Appreciation Rights. A Stock Appreciation Right granted under this Plan will expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement. Notwithstanding the foregoing, the rules of Section 3.01(d) relating to the maximum term and Section 3.01(f) relating to exercise also will apply to Stock Appreciation Rights.

(f)	Payment of Stock Appreciation Right Amount. Upon exercise of a Stock Appreciation Right, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying (i) the difference between the Fair Market Value of a Share on the date of exercise over the exercise price; and (ii) the number of Shares with respect to which the Stock Appreciation Right is exercised. At the discretion of the Administrator, the payment upon Stock Appreciation Right exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

(g)	Deemed Exercise of Stock Appreciation Rights. If, on the date on which a Stock Appreciation Rights would otherwise terminate or expire, the Stock Appreciation Right by its terms remains exercisable immediately prior to such termination or expiration and, if so exercised, would result in a payment to the holder of such Stock Appreciation Right, then any portion of such Stock Appreciation Right which has not previously been exercised shall automatically be deemed to be exercised as of such date with respect to such portion.

Section 3.03 Restricted Stock.

(a)	Grant of Restricted Stock. Subject to the terms and provisions of this Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, will determine.

(b)	Restricted Stock Agreement. Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine. Unless the Administrator determines otherwise, the Company as escrow agent will hold Shares of Restricted Stock until the restrictions on such Shares have lapsed.

(c)	Transferability. Except as provided in this Section 3.03, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.

(d)	Other Restrictions. The Administrator, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate.

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(e)	Removal of Restrictions. Except as otherwise provided in this Section 3.03, Shares of Restricted Stock covered by each Restricted Stock grant made under this Plan will be released from escrow as soon as practicable after the last day of the Period of Restriction or at such other time as the Administrator may determine. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.

(f)	Voting Rights. During the Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.

(g)	Dividends and Other Distributions. During the Period of Restriction, Service Providers holding Shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Shares, unless the Administrator provides otherwise. If any such dividends or distributions are paid in Shares, the Shares will be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

(h)	Return of Restricted Stock to Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will revert to the Company and again will become available for grant under this Plan.

Section 3.04 Restricted Stock Units.

(a)	Grant. Restricted Stock Units may be granted at any time and from time to time as determined by the Administrator. After the Administrator determines that it will grant Restricted Stock Units under this Plan, it will advise the Participant in an Award Agreement of the terms, conditions, and restrictions related to the grant, including the number of Restricted Stock Units.

(b)	Vesting Criteria and Other Terms. The Administrator will set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant. The Administrator may set vesting criteria based upon the achievement of Company-wide, divisional, business unit, or individual goals (including, but not limited to, continued employment or service), applicable federal or state securities laws, or any other basis determined by the Administrator in its discretion.

(c)	Earning Restricted Stock Units. Upon meeting the applicable vesting criteria, the Participant will be entitled to receive a payout as determined by the Administrator or as set forth in the applicable Award Agreement. Notwithstanding the foregoing, at any time after the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout.

(d)	Form and Timing of Payment. Payment of earned Restricted Stock Units will be made as soon as practicable after the date(s) determined by the Administrator and set forth in the Award Agreement. The Administrator, in its sole discretion, may settle earned Restricted Stock Units in cash, Shares, or a combination of both.

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(e)	Voting Rights, Dividend Equivalent Rights and Distributions. Participants shall have no voting rights with respect to Shares represented by Restricted Stock Units until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, the Administrator, in its discretion, may provide in the Award Agreement evidencing any Restricted Stock Unit Award that the Participant shall be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Stock during the period beginning on the date such Award is granted and ending, with respect to each share subject to the Award, on the earlier of the date the Award is settled or the date on which it is terminated. Dividend Equivalent Rights, if any, shall be paid by crediting the Participant with a cash amount or with additional whole Restricted Stock Units as of the date of payment of such cash dividends on Stock, as determined by the Administrator. The number of additional Restricted Stock Units (rounded to the nearest whole number), if any, to be credited shall be determined by dividing (a) the amount of cash dividends paid on the dividend payment date with respect to the number of Shares represented by the Restricted Stock Units previously credited to the Participant by (b) the Fair Market Value per Share on such date. Such cash amount or additional Restricted Stock Units shall be subject to the same terms and conditions and shall be settled in the same manner and at the same time as the Restricted Stock Units originally subject to the Restricted Stock Unit Award. In the event of a dividend or distribution paid in Shares or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.05, appropriate adjustments shall be made in the Participant’s Restricted Stock Unit Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than regular, periodic cash dividends) to which the Participant would be entitled by reason of the Shares issuable upon settlement of the Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same vesting conditions as are applicable to the Award.

(f)	Cancellation. On the date set forth in the Award Agreement, all unearned Restricted Stock Units will be forfeited to the Company.

Section 3.05 Performance Units and Performance Shares.

(a)	Issuance. Performance Awards may be granted to Service Providers at any time and from time to time, as will be determined by the Administrator, in its sole discretion. The Administrator will have complete discretion in determining the number of Performance Units and Performance Shares granted to each Participant.

(b)	Value of Performance Units/Shares. Each Performance Unit will have an initial value that is established by the Administrator on or before the date of grant. Each Performance Share will have an initial value equal to the Fair Market Value of a Share on the date of grant.

(c)	Performance Objectives and Other Terms. The Administrator will set performance objectives or other vesting provisions (including, without limitation, continued status as a Service Provider) in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units/Shares that will be paid out to the Service Providers. The time period during which the performance objectives or other vesting provisions must be met will be called the “Performance Period.” Each Performance Awards will be evidenced by an Award Agreement that will specify the Performance Period, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

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(d)	Performance Targets and Goals. The Administrator may set performance objectives based upon the achievement of Company-wide, divisional, business unit or individual goals (including, but not limited to, continued employment or service), applicable federal or state securities laws, or any other basis determined by the Administrator in its discretion (“Performance Goals”). Performance Goals shall be established by the Administrator on the basis of targets to be attained (“Performance Targets”) with respect to one or more measures of business or financial performance (each, a “Performance Measure”), subject to the following:

(i)	Performance Measures. Performance Measures shall be calculated in accordance with the Company’s financial statements, or, if such measures are not reported in the Company’s financial statements, they shall be calculated in accordance with generally accepted accounting principles, a method used generally in the Company’s industry, or in accordance with a methodology established by the Administrator prior to the grant of the Performance Award. As specified by the Administrator, Performance Measures may be calculated with respect to the Company and its Subsidiaries consolidated therewith for financial reporting purposes, one or more Subsidiaries or such division or other business unit of any of them selected by the Administrator. Unless otherwise determined by the Administrator prior to the grant of the Performance Award, the Performance Measures applicable to the Performance Award shall be calculated prior to the accrual of expense for any Performance Award for the same Performance Period and excluding the effect (whether positive or negative) on the Performance Measures of any change in accounting standards or any unusual or infrequently occurring event or transaction, as determined by the Administrator, occurring after the establishment of the Performance Goals applicable to the Performance Award. Each such adjustment, if any, shall be made solely for the purpose of providing a consistent basis from period to period for the calculation of Performance Measures in order to prevent the dilution or enlargement of the Participant’s rights with respect to a Performance Award. Performance Measures may be based upon one or more of the following, as determined by the Administrator: (1) revenue; (2) sales; (3) expenses; (4) operating income; (5) gross margin; (6) operating margin; (7) earnings before any one or more of: stock-based compensation expense, interest, taxes, depreciation and amortization; (8) pre-tax profit; (9) net operating income; (10) net income; (11) economic value added; (12) free cash flow; (13) operating cash flow; (14) balance of cash, cash equivalents and marketable securities; (15) stock price; (16) earnings per share; (17) return on shareholder equity; (18) return on capital; (19) return on assets; (20) return on investment; (21) total shareholder return; (22) employee satisfaction; (23) employee retention; (24) market share; (25) customer satisfaction; (26) product development; (27) research and development expenses; (28) completion of an identified special project; and (29) completion of a joint venture or other corporate transaction.

(ii)	Performance Targets. Performance Targets may include a minimum, maximum, target level and intermediate levels of performance, with the final value of a Performance Award determined under the applicable Performance Award Formula by the Performance Target level attained during the applicable Performance Period. A Performance Target may be stated as an absolute value, an increase or decrease in a value, or as a value determined relative to an index, budget or other standard selected by the Administrator.

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(e)	Earning of Performance Units/Shares. After the applicable Performance Period has ended, the holder of Performance Units/Shares will be entitled to receive a payout of the number of Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives or other vesting provisions have been achieved. After the grant of a Performance Unit/Share, the Administrator, in its sole discretion, may reduce or waive any performance objectives or other vesting provisions for such Performance Unit/Share.

(f)	Form and Timing of Payment of Performance Units/Shares. Payment of earned Performance Units or Performance Shares will be made as soon as practicable after the expiration of the applicable Performance Period. The Administrator, in its sole discretion, may pay earned Performance Units/Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period) or in a combination thereof.

(g)	Cancellation of Performance Units/Shares. On the date set forth in the Award Agreement, all unearned or unvested Performance Units or Performance Shares will be forfeited to the Company, and again will be available for grant under this Plan.

(h)	Qualified Performance-Based Awards. Restricted Stock and Restricted Stock Units granted to officers and Employees of the Company or any Parent or Subsidiary of the Company may be granted with the intent that the award satisfy the “Performance-Based Exception” (any such award intended to satisfy the Performance-Based Exception, a “Qualified Performance-Based Award”). The grant, vesting, or payment of a Qualified Performance-Based Awards may depend on the degree of achievement of one or more performance goals relative to a pre-established targeted level or levels using one or more performance targets as determined by the Administrator (on an absolute or relative (including, without limitation, relative to the performance of one or more other companies or upon comparisons of any of the indicators of performance relative to one or more other companies) basis, any of which may also be expressed as a growth or decline measure relative to an amount or performance for a prior date or period) for the Company on a consolidated basis or for one or more of the Company’s Subsidiaries, segments, divisions, or business or operational units, or any combination of the foregoing. The performance period applicable to any Performance Units or Performance Shares may not be less than three (3) months nor more than ten (10) years. To satisfy the Performance-Based Exception, the performance measure(s) applicable to the Qualified Performance-Based Award and specific performance formula, goal or goals (“targets”), including must be established and approved by the Administrator during the first ninety (90) days of the applicable Performance Period (and, in the case of Performance Periods of less than one year, in no event after 25% or more of the Performance Period has elapsed) and while performance relating to such target(s) remains substantially uncertain within the meaning of Section 162(m) of the Code.

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(i)	Voting Rights; Dividend Equivalent Rights and Distributions. Participants shall have no voting rights with respect to Shares represented by Performance Share Awards until the date of the issuance of such Shares, if any (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, the Administrator, in its discretion, may provide in the Award Agreement evidencing any Performance Share Award that the Participant shall be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Stock during the period beginning on the date the Award is granted and ending, with respect to each share subject to the Award, on the earlier of the date on which the Performance Shares are settled or the date on which they are forfeited. Such Dividend Equivalent Rights, if any, shall be credited to the Participant either in cash or in the form of additional whole Performance Shares as of the date of payment of such cash dividends on Stock, as determined by the Administrator. The number of additional Performance Shares (rounded to the nearest whole number), if any, to be so credited shall be determined by dividing (a) the amount of cash dividends paid on the dividend payment date with respect to the number of Shares represented by the Performance Shares previously credited to the Participant by (b) the Fair Market Value per Share on such date. Dividend Equivalent Rights, if any, shall be accumulated and paid to the extent that the related Performance Shares become nonforfeitable. Settlement of Dividend Equivalent Rights may be made in cash, Shares, or a combination thereof as determined by the Administrator, and may be paid on the same basis as settlement of the related Performance Share as provided in Section 3.05(e). Dividend Equivalent Rights shall not be paid with respect to Performance Units. In the event of a dividend or distribution paid in Shares or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.05, appropriate adjustments shall be made in the Participant’s Performance Share Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than regular, periodic cash dividends) to which the Participant would be entitled by reason of the Shares issuable upon settlement of the Performance Share Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Performance Goals as are applicable to the Award.

Section 3.06 Cash-Based Awards and Other Stock-Based Awards. Cash-Based Awards and Other Stock-Based Awards shall be evidenced by Award Agreements in such form as the Administrator shall establish. Such Award Agreements may incorporate all or any of the terms of this Plan by reference and shall comply with and be subject to the following terms and conditions.

(a)	Grant of Cash-Based Awards. Subject to the provisions of this Plan, the Administrator, at any time and from time to time, may grant Cash-Based Awards to Participants in such amounts and upon such terms and conditions, including the achievement of performance criteria, as the Administrator may determine.

(b)	Grant of Other Stock-Based Awards. The Administrator may grant other types of equity-based or equity-related Awards not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted securities, stock-equivalent units, stock appreciation units, securities or debentures convertible into common stock or other forms determined by the Administrator) in such amounts and subject to such terms and conditions as the Administrator shall determine. Other Stock-Based Awards may be made available as a form of payment in the settlement of other Awards or as payment in lieu of compensation to which a Participant is otherwise entitled. Other Stock-Based Awards may involve the transfer of actual Shares to Participants, or payment in cash or otherwise of amounts based on the value of a Share and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

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(c)	Value of Cash-Based and Other Stock-Based Awards. Each Cash-Based Award shall specify a monetary payment amount or payment range as determined by the Administrator. Each Other Stock-Based Award shall be expressed in terms of Shares or units based on such Shares, as determined by the Administrator. The Administrator may require the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 3.05, as shall be established by the Administrator and set forth in the Award Agreement evidencing such Award. If the Administrator exercises its discretion to establish performance criteria, the final value of Cash-Based Awards or Other Stock-Based Awards that will be paid to the Participant will depend on the extent to which the performance criteria are met. The establishment of performance criteria with respect to the grant or vesting of any Cash-Based Award or Other Stock-Based Award intended to result in Performance-Based Compensation shall follow procedures substantially equivalent to those applicable to Performance Awards set forth in Section 3.05.

(d)	Payment or Settlement of Cash-Based Awards and Other Stock-Based Awards. Payment or settlement, if any, with respect to a Cash-Based Award or an Other Stock-Based Award shall be made in accordance with the terms of the Award, in cash, Shares or other securities or any combination thereof as the Administrator determines. The determination and certification of the final value with respect to any Cash-Based Award or Other Stock-Based Award intended to result in Performance-Based Compensation shall comply with the requirements applicable to Performance Awards set forth in Section 3.05. To the extent applicable, payment or settlement with respect to each Cash-Based Award and Other Stock-Based Award shall be made in compliance with the requirements of Code Section 409A.

(e)	Voting Rights; Dividend Equivalent Rights and Distributions. Participants shall have no voting rights with respect to Shares represented by Other Stock-Based Awards until the date of the issuance of such Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), if any, in settlement of such Award. However, the Administrator, in its discretion, may provide in the Award Agreement evidencing any Other Stock-Based Award that the Participant shall be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Stock during the period beginning on the date such Award is granted and ending, with respect to each share subject to the Award, on the earlier of the date the Award is settled or the date on which it is terminated. Such Dividend Equivalent Rights, if any, shall be paid in accordance with the provisions set forth in Section 3.04(e). Dividend Equivalent Rights shall not be granted with respect to Cash-Based Awards. In the event of a dividend or distribution paid in Shares or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.05, appropriate adjustments shall be made in the Participant’s Other Stock-Based Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than regular, periodic cash dividends) to which the Participant would be entitled by reason of the Shares issuable upon settlement of such Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same vesting conditions and performance criteria, if any, as are applicable to the Award.

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(f)	Nontransferability of Cash-Based Awards and Other Stock-Based Awards. Prior to the payment or settlement of a Cash-Based Award or Other Stock-Based Award, the Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. The Administrator may impose such additional restrictions on any Shares issued in settlement of Cash-Based Awards and Other Stock-Based Awards as it may deem advisable, including, without limitation, minimum holding period requirements, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, or under any state securities laws or foreign law applicable to such Shares.

Section 3.07 Form of Award Agreements. A form of Award Agreement for a grant of Options is attached hereto as Exhibit A, a form of Award Agreement for a grant of Stock Appreciation Rights is attached hereto as Exhibit B, a form of Award Agreement for a grant of Restricted Stock is attached hereto as Exhibit C; and a form of Award Agreement for a grant of Restricted Stock Units is attached hereto as Exhibit D, provided that the Administrator shall have the discretion to modify such forms and to replace such forms with any other agreement as determined by the Administrator. In the event of a conflict between the terms of any Award Agreement and the provisions in the body of this Plan, the terms of the Award Agreement shall control.

Article IV. Additional Provisions Applicable to this Plan and Awards

Section 4.01 Outside Director Limitations. No Outside Director may be granted, in any Fiscal Year, Awards with a grant date fair value (determined in accordance with U.S. generally accepted accounting principles) of more than $300,000 taken together with any cash compensation paid to such Director during such Fiscal Year. Any Awards granted to an individual while he or she was an Employee, or while he or she was a Consultant but not an Outside Director, will not count for purposes of the limitations under this Section 4.01.

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Section 4.02 Compliance With Code Section 409A. Awards will be designed and operated in such a manner that they are either exempt from the application of, or comply with, the requirements of Code Section 409A such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Code Section 409A, except as otherwise determined in the sole discretion of the Administrator. This Plan and each Award Agreement under this Plan is intended to meet the requirements of Code Section 409A and will be construed and interpreted in accordance with such intent, except as otherwise determined in the sole discretion of the Administrator. To the extent that an Award or payment, or the settlement or deferral thereof, is subject to Code Section 409A the Award will be granted, paid, settled or deferred in a manner that will meet the requirements of Code Section 409A, such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Code Section 409A. In no event will the Company have any obligation under the terms of this Plan to reimburse a Participant for any taxes or other costs that may be imposed on Participant as a result of Section 409A.

Section 4.03 Leaves of Absence/Transfer Between Locations. Unless the Administrator provides otherwise, vesting of Awards granted hereunder will be suspended during any unpaid leave of absence. A Participant will not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, or any Subsidiary. For purposes of Incentive Stock Options, no such leave may exceed three (3) months, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then six (6) months following the first (1st) day of such leave, any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option.

Section 4.04 Limited Transferability of Awards. Unless determined otherwise by the Administrator, Awards may not be sold, pledged, assigned, hypothecated, or otherwise transferred in any manner other than by will or by the laws of descent and distribution, and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, such Award will contain such additional terms and conditions as the Administrator deems appropriate. Notwithstanding the foregoing, for so long as the Shares are listed on the TSX-V, all Awards must be non-assignable and non-transferable.

Section 4.05 Adjustments; Dissolution, Merger, Etc.

(a)	Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs, the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under this Plan, will adjust the number and class of shares of stock that may be delivered under this Plan and/or the number, class, and price of shares of stock covered by each outstanding Award, and the numerical Share limits of Section 2.01, subject to the prior acceptance of the TSX-V (other than in respect of stock splits and reverse stock splits) for so long as the Shares are listed on the TSX-V.

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(b)	Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed action.

(c)	Change in Control.

(i)	In the event of a merger of the Company with or into another corporation or other entity or a Change in Control, each outstanding Award will be treated as the Administrator determines (subject to the provisions of the following paragraph) without a Participant’s consent, including, without limitation, that (i) Awards will be assumed, or substantially equivalent awards will be substituted, by the acquiring or succeeding corporation (or an Affiliate thereof) with appropriate adjustments as to the number and kind of shares and prices; (ii) upon written notice to a Participant, that the Participant’s Awards will terminate upon or immediately prior to the consummation of such merger or Change in Control; (iii) outstanding Awards will vest and become exercisable, realizable, or payable, or restrictions applicable to an Award will lapse, in whole or in part prior to or upon consummation of such merger or Change in Control, and, to the extent the Administrator determines, terminate upon or immediately prior to the effectiveness of such merger or Change in Control; (iv) (A) the termination of an Award in exchange for an amount of cash and/or property, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant’s rights as of the date of the occurrence of the transaction (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction the Administrator determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award may be terminated by the Company without payment), or (B) the replacement of such Award with other rights or property selected by the Administrator in its sole discretion; or (v) any combination of the foregoing. In taking any of the actions permitted under this Section 4.05(c), the Administrator will not be obligated to treat all Awards, all Awards held by a Participant, or all Awards of the same type, similarly.

(ii)	In the event that the successor corporation does not assume or substitute for the Award (or portion thereof), and with the exception of Awards that have TSX-V imposed vesting conditions, the Participant will fully vest in and have the right to exercise all of his or her outstanding Options and Stock Appreciation Rights, including Shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on Restricted Stock and Restricted Stock Units will lapse, and, with respect to Awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met, in all cases, unless specifically provided otherwise under the applicable Award Agreement or other written agreement between the Participant and the Company or any of its Subsidiaries or Parents, as applicable. Accelerated vesting of Awards that have TSX-V imposed vesting conditions may only occur upon receipt of prior written approval of the TSX-V. In addition, if an Option or Stock Appreciation Right is not assumed or substituted in the event of a merger or Change in Control, the Administrator will notify the Participant in writing or electronically that the Option or Stock Appreciation Right will be exercisable for a period of time determined by the Administrator in its sole discretion, and the Option or Stock Appreciation Right will terminate upon the expiration of such period.

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(iii)	For the purposes of this Section 4.05(c) and Section 4.05(d), an Award will be considered assumed if, following the merger or Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the merger or Change in Control, the consideration (whether stock, cash, or other securities or property) received in the merger or Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of an Option or Stock Appreciation Right or upon the payout of a Restricted Stock Unit, Performance Unit, or Performance Share, for each Share subject to such Award, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or Change in Control.

(iv)	Notwithstanding anything in this Section 4.05(c) to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more performance goals will not be considered assumed if the Company or its successor modifies any of such performance goals without the Participant’s consent, in all cases, unless specifically provided otherwise under the applicable Award Agreement or other written agreement between the Participant and the Company or any of its Subsidiaries or Parents, as applicable; provided, however, a modification to such performance goals only to reflect the successor corporation’s post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

(v)	Notwithstanding anything in this Section 4.05(c) to the contrary, and unless otherwise provided in an Award Agreement, if an Award that vests, is earned or paid-out under an Award Agreement is subject to Code Section 409A and if the change in control definition contained in the Award Agreement does not comply with the definition of “change of control” for purposes of a distribution under Code Section 409A, then any payment of an amount that is otherwise accelerated under this Section 4.05(c) will be delayed until the earliest time that such payment would be permissible under Code Section 409A without triggering any penalties applicable under Code Section 409A.

(vi)	The Administrator may, without affecting the number of Shares reserved or available hereunder, authorize the issuance or assumption of benefits under this Plan in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate, subject to compliance with Section 409A and any other applicable provisions of the Code.

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(d)	Outside Director Awards. In the event of a Change in Control, with respect to Awards granted to an Outside Director, and with the exception of Awards that have TSX-V imposed vesting conditions, the Outside Directors will fully vest in and have the right to exercise Options and/or Stock Appreciation Rights as to all of the Shares underlying such Award, including those Shares which would not otherwise be vested or exercisable, all restrictions on Restricted Stock and Restricted Stock Units will lapse, and, with respect to Awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met, unless specifically provided otherwise under the applicable Award Agreement or other written agreement between the Participant and the Company or any of its Subsidiaries or Parents, as applicable. Accelerated vesting of Awards granted to an Outside Director that have TSX-V imposed vesting conditions may only occur upon receipt of prior written approval of the TSX-V.

Section 4.06 Tax Withholding.

(a)	Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof) or such earlier time as any tax withholding obligation is due, the Company will have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local, non-U.S. or other taxes (including the Participant’s FICA obligation) required to be withheld with respect to such Award (or exercise thereof).

(b)	Withholding Arrangements. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part by such methods as the Administrator shall determine, including, without limitation, (i) paying cash, (ii) electing to have the Company withhold otherwise deliverable cash or Shares having a fair market value equal to the minimum statutory amount required to be withheld or such greater amount as the Administrator may determine if such amount would not have adverse accounting consequences, as the Administrator determines in its sole discretion, (iii) delivering to the Company already-owned Shares having a fair market value equal to the minimum statutory amount required to be withheld or such greater amount as the Administrator may determine, in each case, provided the delivery of such Shares will not result in any adverse accounting consequences, as the Administrator determines in its sole discretion, (iv) selling a sufficient number of Shares otherwise deliverable to the Participant through such means as the Administrator may determine in its sole discretion (whether through a broker or otherwise) equal to the amount required to be withheld, or (v) any combination of the foregoing methods of payment. The amount of the withholding requirement will be deemed to include any amount which the Administrator agrees may be withheld at the time the election is made, not to exceed the amount determined by using the maximum federal, state or local marginal income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined or such greater amount as the Administrator may determine if such amount would not have adverse accounting consequences, as the Administrator determines in its sole discretion. The fair market value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.

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Section 4.07 Compliance with Securities Laws and TSX-V Hold Period. Compliance with Securities Laws. The grant of Awards and the issuance of Shares pursuant to any Award shall be subject to compliance with all applicable requirements of federal, state and foreign law with respect to such securities and the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, no Award may be exercised or shares issued pursuant to an Award unless (a) a registration statement under the Securities Act shall at the time of such exercise or issuance be in effect with respect to the shares issuable pursuant to the Award, or (b) in the opinion of legal counsel to the Company, the shares issuable pursuant to the Award may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares under this Plan shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to issuance of any Stock, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any Applicable Laws and to make any representation or warranty with respect thereto as may be requested by the Company.

(a)	TSX-V Hold Periods. For so long as the Shares are listed on the TSX-V, there will be a four-month resale restriction (from the date of the grant of an Award) imposed by the TSX-V on Shares issued on the exercise of an Award issued to Directors and Officers and in respect of Shares issued pursuant to the exercise of Stock Options with an exercise price that is less than the applicable Fair Market Value.

Section 4.08 Tax Withholding.

(a)	Tax Withholding in General. The Company shall have the right to deduct from any and all payments made under this Plan, or to require the Participant, through payroll withholding, cash payment or otherwise, to make adequate provision for, the federal, state, local and foreign taxes (including social insurance), if any, required by law to be withheld by the Company or any of its Affiliates with respect to an Award or the Shares acquired pursuant thereto. The Company shall have no obligation to deliver Shares, to release Shares from an escrow established pursuant to an Award Agreement, or to make any payment in cash under this Plan until the Company or its Affiliate’s, as applicable, withholding obligations have been satisfied by the Participant.

(b)	Withholding in or Directed Sale of Shares. The Company shall have the right, but not the obligation, to deduct from the Shares issuable to a Participant upon the exercise or settlement of an Award, or to accept from the Participant the tender of, a number of whole Shares having a Fair Market Value, as determined by the Administrator, equal to all or any part of the tax withholding obligations of any the Company or its Affiliates, as applicable. The Fair Market Value of any Shares withheld or tendered to satisfy any such tax withholding obligations shall not exceed the amount determined by the applicable minimum statutory withholding rates. The Administrator may require a Participant to direct a broker, upon the vesting, exercise or settlement of an Award, to sell a portion of the shares subject to the Award determined by the Administrator in its discretion to be sufficient to cover the tax withholding obligations of the Company or its Affiliates, as applicable, and to remit an amount equal to such tax withholding obligations to the Company or its Affiliates, as applicable, in cash.

29

Section 4.09 No Effect on Employment or Service. Neither this Plan nor any Award will confer upon a Participant any right with respect to continuing the Participant’s relationship as a Service Provider with the Company or its Subsidiaries or Parents, as applicable, nor will they interfere in any way with the Participant’s right or the right of the Company and its Subsidiaries or Parents, as applicable to terminate such relationship at any time, with or without cause, to the extent permitted by Applicable Laws.

Section 4.10 Repurchase Rights. This Section shall not be in force for so long as the Shares are listed on the TSX-V. Shares issued under this Plan may be subject to one or more repurchase options, or other conditions and restrictions as determined by the Administrator in its discretion at the time the Award is granted. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of Shares hereunder and shall promptly present to the Company any and all certificates representing Shares acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

Section 4.11 Fractional Shares. The Company shall not be required to issue fractional shares upon the exercise or settlement of any Award.

Section 4.12 Forfeiture Events.

(a)	All Awards under this Plan will be subject to recoupment under any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other Applicable Laws. In addition, the Administrator may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Administrator determines necessary or appropriate, including but not limited to a reacquisition right regarding previously acquired Shares or other cash or property. Unless this Section 4.12 is specifically mentioned and waived in an Award Agreement or other document, no recovery of compensation under a clawback policy or otherwise will be an event that triggers or contributes to any right of a Participant to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company or a Subsidiary or Parent of the Company.

(b)	Notwithstanding any other provision of this Plan or any Award Agreement to the contrary, if the Participant’s service to the Company or any of its Affiliates as a Service Provider is terminated for Cause, then any Award which has no vested as of such time in accordance with its terms shall automatically be forfeited and cancelled and shall cease to vest, be exercisable or otherwise provide any benefit to Participant.

(c)	The Administrator may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award will be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence additional of specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but will not be limited to, termination of such Participant’s status as Service Provider for Cause or any specified action or inaction by a Participant, whether before or after such termination of service, that would constitute Cause for termination of such Participant’s status as a Service Provider.

30

Section 4.13 Date of Grant. The date of grant of an Award will be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination will be provided to each Participant within a reasonable time after the date of such grant.

Section 4.14 Term of Plan. This Plan will become effective upon its adoption by the Board. It will continue in effect for a term of ten (10) years from the date adopted by the Board, unless terminated earlier under Section 4.15.

Section 4.15 Amendment and Termination of this Plan.

(a)	Amendment and Termination. The Administrator may at any time amend, alter, suspend or terminate this Plan.

(b)	Shareholder Approval. The Company will obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws and the policies of the TSX-V for so long as the Shares are listed on the TSX-V.

(c)	Effect of Amendment or Termination. No amendment, alteration, suspension or termination of this Plan will impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of this Plan will not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under this Plan prior to the date of such termination.

Section 4.16 Conditions Upon Issuance of Shares.

(a)	Legal Compliance. Shares will not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares will comply with Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance.

(b)	Investment Representations. As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

Section 4.17 Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction or to complete or comply with the requirements of any registration or other qualification of the Shares under any state, federal or non-U.S. law or under the rules and regulations of the Securities and Exchange Commission, the stock exchange on which Shares of the same class are then listed, or any other governmental or regulatory body, which authority, registration, qualification or rule compliance is deemed by the Company’s counsel to be necessary or advisable for the issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority, registration, qualification or rule compliance will not have been obtained.

31

Section 4.18 Shareholder Approval. This Plan will be presented for approval by the shareholders of the Company within twelve (12) months after the date this Plan is adopted by the Board. Such shareholder approval will be obtained in the manner and to the degree required under Applicable Laws. No Option granted under this Plan may be treated as an Incentive Stock Option if this Plan is not approved by shareholders of the Company within twelve (12) months after the date this Plan is adopted by the Board.

Section 4.19 Retirement and Welfare Plans. Neither Awards made under this Plan nor Shares or cash paid pursuant to such Awards may be included as “compensation” for purposes of computing the benefits payable to any Participant under the Company’s or any of its Affiliates’ retirement plans (both qualified and non-qualified) or welfare benefit plans unless such other plan expressly provides that such compensation shall be taken into account in computing a Participant’s benefit.

Section 4.20 Beneficiary Designation. Subject to local laws and procedures, each Participant may file with the Company a written designation of a beneficiary who is to receive any benefit under this Plan to which the Participant is entitled in the event of such Participant’s death before he or she receives any or all of such benefit. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. If a married Participant designates a beneficiary other than the Participant’s spouse, the effectiveness of such designation may be subject to the consent of the Participant’s spouse. If a Participant dies without an effective designation of a beneficiary who is living at the time of the Participant’s death, the Company will pay any remaining unpaid benefits to the Participant’s legal representative.

Section 4.21 Severability. If any one or more of the provisions (or any part thereof) of this Plan shall be held invalid, illegal or unenforceable in any respect, such provision shall be modified so as to make it valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions (or any part thereof) of this Plan shall not in any way be affected or impaired thereby.

Section 4.22 No Constraint on Corporate Action. Nothing in this Plan shall be construed to: (a) limit, impair, or otherwise affect the Company’s or any of its Affiliate’s right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or (b) limit the right or power of the Company any of its Affiliates to take any action which such entity deems to be necessary or appropriate.

Section 4.23 Unfunded Obligation. Participants shall have the status of general unsecured creditors of the Company. Any amounts payable to Participants pursuant to this Plan shall be considered unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974. Neither the Company nor any of its Affiliates shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Participant account shall not create or constitute a trust or fiduciary relationship between the Administrator, the Company or any of its Affiliates and a Participant, or otherwise create any vested or beneficial interest in any Participant or the Participant’s creditors in any assets of the Company or any of its Affiliates. The Participants shall have no claim against the Company or any of its Affiliates for any changes in the value of any assets which may be invested or reinvested by the Company with respect to this Plan.

Section 4.24 Choice of Law. Except to the extent governed by applicable federal law, the validity, interpretation, construction and performance of this Plan and each Award Agreement shall be governed by the laws of the State of Delaware, without regard to its conflict of law rules.

***

32

Exhibit A

Form of Option Award Agreement

Western Magnesium Corporation

Option Award Agreement

This grant of an Award to purchase Shares (“Grant”) is made as of [_______________] (the “Effective Date”) by Western Magnesium Corporation, a Delaware corporation (the “Company”) under the Western Magnesium Corporation 2021 Equity Incentive Plan (the “Plan”), to [__________________] (the “Participant”). Under applicable provisions of the Internal Revenue Code of 1986, as amended, the Option is treated as [an incentive option][a non-qualified option].

By signing this cover sheet, you hereby accept the Option (as defined below) and agree to all of the terms and conditions described herein and in this Plan.

Participant Name:

Signature:

Western Magnesium Corporation

By:

Name:

Title:

This is not a stock certificate or a negotiable instrument. This grant of Option is a voluntary, revocable grant from the Company and Participant hereby acknowledges that the Company has no obligation to make additional grants in the future.

UPON RECEIPT OF YOUR SIGNED AGREEMENT, A BOOKKEEPING ENTRY WILL BE ENTERED INTO THE COMPANY’S BOOKS AND RECORDS TO EVIDENCE THE OPTIONS GRANTED TO YOU.

***

A-1

1.	Grant. As of the Effective Date, the Company grants to the Participant an option (the “Option”) to purchase on the terms and conditions hereinafter set forth all or any part of an aggregate of [________________] shares of the Company’s Common Stock, par value $0.001 per share, (the “Option Shares”), at the purchase price of $[____________] per share (the “Option Price”). The Participant shall have the cumulative right to exercise the Option, and the Option is only exercisable, with respect to the following number of Option Shares on or after the following dates:

Date	Number of Options Vested and Shares Which May be Acquired

The Administrator may, in its sole discretion, accelerate the date on which the Participant may purchase Option Shares.

2.	Term. The Option granted hereunder shall expire in all events at 5:00 p.m., Pacific time on [______________], unless sooner terminated as provided in in this Section 2.

3.	Change in Accounting Treatment. If the Administrator finds that a change in the financial accounting treatment for options granted under this Plan adversely affects the Company or, in the determination of the Administrator, may adversely affect the Company in the foreseeable future, the Administrator may, in its discretion, set an accelerated termination date for the Option. In such event, the Administrator may take whatever other action, including acceleration of any exercise provisions, it deems necessary.

4.	Blackout Periods. The Administrator reserves the right to suspend or limit the Participant’s rights to exercise and sell Shares acquired through the exercise of Options to comply with Applicable Requirements and any Company’s insider trading policy, any Applicable Law, or at any other times that it deems appropriate.

5.	Transfers. Except as otherwise provided herein or in any separate provisions applicable to this Option, the Option is transferable by the Participant only by will or pursuant to the laws of descent and distribution in the event of the Participant’s death, in which event the Option may be exercised by the heirs or legal representatives of the Participant as set forth in this Plan. Any attempt at assignment, transfer, pledge or disposition of the Option contrary to the provisions hereof or the levy of any execution, attachment or similar process upon the Option shall be null and void and without effect. Any exercise of the Option by a Person other than the Participant shall be accompanied by appropriate proofs of the right of such person to exercise the Option.

6.	Adjustments on Changes in Common Stock. In the event that, prior to the delivery by the Company of all of the Option Shares in respect of which the Option is granted, there shall be an increase or decrease in the number of issued shares of Common Stock of the Company as a result of a subdivision or consolidation of Shares or other capital adjustment, or the payment of a stock dividend or other increase or decrease in such Shares, effected without receipt of consideration by the Company, the remaining number of Option Shares still subject to the Option and the Option Price therefor shall be adjusted in a manner determined by the Administrator so that the adjusted number of Option Shares and the adjusted Option Price shall be the substantial equivalent of the remaining number of Option Shares still subject to the Option and the Option Price thereof prior to such change. For purposes of this Section 7 no adjustment shall be made as a result of the issuance of Common Stock upon the conversion of other securities of the Company which are convertible into Shares.

A-2

7.	Legal Requirements. If the listing, registration or qualification of the Option Shares upon any securities exchange or under any federal or state law, or the consent or approval of any governmental regulatory body is necessary as a condition of or in connection with the purchase of such Option Shares, the Company shall not be obligated to issue or deliver the certificates representing the Option Shares as to which the Option has been exercised unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained. If registration is considered unnecessary by the Company or its counsel, the Company may cause a legend to be placed on the Option Shares being issued calling attention to the fact that they have been acquired for investment and have not been registered.

8.	Administration. The Option has been granted pursuant to, and is subject to the terms and provisions of, this Plan. All questions of interpretation and application of this Plan and the Option shall be determined by the Administrator, and such determination shall be final, binding and conclusive. The Option shall not be treated as an incentive stock option (as such term is defined in section 422(b) of the Code) for federal income tax purposes unless expressly indicated as same hereupon.

9.	Severability. Should a court of competent jurisdiction deem any of the provisions in this Agreement to be unenforceable in any respect, it is the intention of the parties to this Agreement that this Agreement be deemed, without further action on the part of the parties hereto, modified, amended and limited to the extent necessary to render the same valid and enforceable. It is further the parties’ intent that all provisions not deemed to be overbroad shall be given their full force and effect. You acknowledge that you are freely, knowingly and voluntarily entering into this Agreement after having an opportunity for consultation with your own independent counsel.

10.	Notices. Any notice to be given to the Company shall be addressed to the Administrator at its principal executive office, and any notice to be given to the Participant shall be addressed to the Participant at the address then appearing on the personnel or other records of the Company, or at such other address as either party hereafter may designate in writing to the other. Any such notice shall be deemed to have been duly given when deposited in the United States mail, addressed as aforesaid, registered or certified mail, and with proper postage and registration or certification fees prepaid.

11.	Reservation of Right to Terminate. Nothing herein contained shall affect the right of the Company or any Affiliate to terminate the Participant in its applicable capacity as a Service Provider at any time for any reason whatsoever.

12.	Choice of Law; Jurisdiction. This Grant shall be governed by and construed and interpreted in accordance with the substantive laws of the State of Delaware, without giving effect to any conflicts of law rule or principle that might require the application of the laws of another jurisdiction. ANY LEGAL SUIT, ACTION OR PROCEEDING ARISING OUT OF OR BASED UPON THIS AGREEMENT SHALL BE INSTITUTED SOLELY IN THE COURTS OF THE STATE OF DELAWARE OR THE FEDERAL COURTS OF THE UNITED STATES LOCATED IN DELAWARE, AND EACH PARTY IRREVOCABLY SUBMITS TO THE PERSONAL JURISDICTION OF SUCH COURTS IN ANY SUCH SUIT, ACTION OR PROCEEDING.

13.	Taxes. You agree to comply with the appropriate procedures established by the Company, from time to time, to provide for payment or withholding of such income or other taxes as may be required by law to be paid or withheld in connection with the Options and exercise thereof.

***

A-3

Exhibit B

Form of Stock Appreciation Right Award Agreement

Western Magnesium Corporation

Stock Appreciation Rights Award Agreement

Number of SARs	Grant Date	Vesting Schedule

Exercise Price: $_______________ per share of Common Stock

Western Magnesium Corporation, a Delaware corporation (the “Company”), hereby grants to [_________] (the “Participant”, also referred to as “you”) Stock Appreciation Rights (the “SAR”), pursuant to the terms of the attached Stock Appreciation Rights Award Agreement and the Western Magnesium Corporation 2021 Equity Incentive Plan (the “Plan”).

By signing this cover sheet, you agree to all of the terms and conditions described in the attached Stock Appreciation Rights Award Agreement and this Plan.

Participant:

Signature:

Western Magnesium Corporation

By:

Name:

Title:

This is not a stock certificate or a negotiable instrument. This grant of SAR is a voluntary, revocable grant from the Company and Participant hereby acknowledges that the Company has no obligation to make additional grants in the future.

UPON RECEIPT OF YOUR SIGNED AGREEMENT, A BOOKKEEPING ENTRY WILL BE ENTERED INTO THE COMPANY’S BOOKS AND RECORDS TO EVIDENCE THE SAR GRANTED TO YOU.

B-1

Western Magnesium Corporation

STOCK APPRECIATION RIGHTS AWARD AGREEMENT

1.	SAR/Nontransferability. This Stock Appreciation Rights Award Agreement (this “Agreement”) evidences the grant to you on the Grant Date set forth on the cover page of this Agreement the Stock Appreciation Right as set forth therein (the “SAR”) under the Western Magnesium Corporation 2021 Equity Incentive Plan (the “Plan”). These SARs represent the right to receive, upon exercise thereof, an amount in cash as set forth in this Plan. This SAR will NOT be credited with dividends to the extent dividends are paid on the Common Stock of the Company. Your SAR may not be transferred, assigned, pledged or hypothecated, whether by operation of law or otherwise, nor may the SAR be made subject to execution, attachment or similar process. Any capitalized, but undefined, term used in this Agreement shall have the meaning ascribed to it in this Plan.

2.	The Plan. The SAR is issued in accordance with and is subject to and conditioned upon all of the terms and conditions of this Agreement and this Plan as amended from time to time; provided, however, that no future amendment or termination of this Plan shall, without your consent, alter or impair any of your rights or obligations under this Plan, all of which are incorporated by reference in this Agreement as if fully set forth herein.

3.	Cash Value Determination upon Vesting and Exercise. Subject to the terms and conditions set forth in this Agreement, the SARs covered by this grant shall vest on the vesting date set forth on the cover page of this Agreement, provided the Participant is a Service Provider of the Company on the Date of Vesting. The payment of the value of the SARs shall be made no later than ten (10) days following exercise. The payment of amounts with respect to the SARs is subject to the provisions of this Plan and to interpretations, regulations and determinations concerning this Plan as established from time to time by the Administrator in accordance with the provisions of this Plan, including, but not limited to, provisions relating to (i) rights and obligations with respect to withholding taxes, (ii) capital or other changes of the Company and (iii) other requirements of applicable law.

4.	No Shareholder Rights. SARs are not Shares. Neither the Participant, nor any Person entitled to exercise the Participant’s rights in the event of the Participant’s death, shall have any of the rights and privileges of a holder of Shares.

5.	Severability. Should a court of competent jurisdiction deem any of the provisions in this Agreement to be unenforceable in any respect, it is the intention of the parties to this Agreement that this Agreement be deemed, without further action on the part of the parties hereto, modified, amended and limited to the extent necessary to render the same valid and enforceable. It is further the parties’ intent that all provisions not deemed to be overbroad shall be given their full force and effect. You acknowledge that you are freely, knowingly and voluntarily entering into this Agreement after having an opportunity for consultation with your own independent counsel.

6.	Notices. Any notice to be given to the Company shall be addressed to the Administrator at its principal executive office, and any notice to be given to the Participant shall be addressed to the Participant at the address then appearing on the personnel or other records of the Company, or at such other address as either party hereafter may designate in writing to the other. Any such notice shall be deemed to have been duly given when deposited in the United States mail, addressed as aforesaid, registered or certified mail, and with proper postage and registration or certification fees prepaid.

7.	Reservation of Right to Terminate. Nothing herein contained shall affect the right of the Company or any Affiliate to terminate the Participant in its applicable capacity as a Service Provider at any time for any reason whatsoever.

8.	Choice of Law; Jurisdiction. This Grant shall be governed by and construed and interpreted in accordance with the substantive laws of the State of Delaware, without giving effect to any conflicts of law rule or principle that might require the application of the laws of another jurisdiction. ANY LEGAL SUIT, ACTION OR PROCEEDING ARISING OUT OF OR BASED UPON THIS AGREEMENT SHALL BE INSTITUTED SOLELY IN THE COURTS OF THE STATE OF DELAWARE OR THE FEDERAL COURTS OF THE UNITED STATES LOCATED IN DELAWARE AND EACH PARTY IRREVOCABLY SUBMITS TO THE PERSONAL JURISDICTION OF SUCH COURTS IN ANY SUCH SUIT, ACTION OR PROCEEDING.

9.	Taxes. You agree to comply with the appropriate procedures established by the Company, from time to time, to provide for payment or withholding of such income or other taxes as may be required by law to be paid or withheld in connection with the SARs.

***

B-2

Exhibit C

Form of Restricted Stock Award Agreement

Western Magnesium Corporation

Restricted Stock Award Agreement

Number of Shares	Grant Date	Vesting Schedule

Western Magnesium Corporation, a Delaware corporation (the “Company”), hereby grants to [_________] (the “Participant”, also referred to as “you”) shares of Restricted Stock (the “Shares”), pursuant to the terms of the attached Restricted Stock Award Agreement and the Western Magnesium Corporation 2021 Equity Incentive Plan (the “Plan”).

By signing this cover sheet, you agree to all of the terms and conditions described in the attached Restricted Stock Award Agreement and this Plan.

Participant:

Signature:

Western Magnesium Corporation

By:

Name:

Title:

This is not a stock certificate or a negotiable instrument. This grant of Shares is a voluntary, revocable grant from the Company and Participant hereby acknowledges that the Company has no obligation to make additional grants in the future.

UPON RECEIPT OF YOUR SIGNED AGREEMENT, A BOOKKEEPING ENTRY WILL BE ENTERED INTO THE COMPANY’S BOOKS AND RECORDS TO EVIDENCE THE SHARES GRANTED TO YOU.

C-1

Western Magnesium Corporation

RESTRICTED STOCK AWARD AGREEMENT

1.	Award. This Restricted Stock Award Agreement (this “Agreement”) evidences the grant to Participant on the Grant Date set forth on the cover page of this Agreement the shares of Restricted Stock as set forth therein (the “Shares”) under the Western Magnesium Corporation 2021 Equity Incentive Plan (the “Plan”). Any capitalized, but undefined, term used in this Agreement shall have the meaning ascribed to it in this Plan.

2.	Non-Transferability of the Shares. Your Shares may not be transferred, assigned, pledged or hypothecated, whether by operation of law or otherwise, nor may the Shares be made subject to execution, attachment or similar process. Except as may be required by federal income tax withholding provisions or by the tax laws of any state, your interests (and the interests of your beneficiaries, if any) under this Agreement are not subject to the claims of your creditors and may not be voluntarily or involuntarily sold, transferred, alienated, assigned, pledged, anticipated, or encumbered. Any attempt to sell, transfer, alienate, assign, pledge, anticipate, encumber, charge or otherwise dispose of any right to benefits payable hereunder shall be void. Your rights to your Shares are no greater than that of other general, unsecured creditors of the Company.

3.	Vesting. Subject to the terms and conditions set forth in this Agreement, the Shares covered by this grant shall vest on the vesting date set forth on the cover page of this Agreement, provided the Participant is a Service Provider of the Company or a member of the Company Group on the Date of Vesting.

4.	Delivery of Shares.

(a)	Vesting. Shares that vest (together with any payment due pursuant to the terms herein in respect of such Shares) shall be delivered to Participant (or the person to whom ownership rights may have passed by will or the laws of descent and distribution), on or as soon as administratively practicable after, the date of such vesting.

(b)	Certain Limitations. Notwithstanding the foregoing provisions of this Section 4, delivery of Shares, if any, by reason of Participant’s termination of employment shall be delayed until the six (6) month anniversary of the date of Participant’s termination of employment to the extent necessary to comply with Code Section 409A(a)(B)(i), and the determination of whether or not there has been a termination of Participant’s employment with the Company shall be made by the Administrator consistent with the definition of “separation from service” (as that phrase is used for purposes of Code Section 409A, and as set forth in Treasury Regulation Section 1.409A-1(h)).

5.	Withholding Taxes. Participant shall be responsible to pay to the Company the amount of withholding taxes as determined by the Company with respect to the date the Shares are delivered. If Participant does not arrange for payment of the applicable withholding taxes by providing such amount to the Company in cash prior to the date established by the Company as the deadline for such payment, Participant shall be treated as having elected to relinquish to the Company a portion of the Shares that would otherwise have been transferred to Participant having a fair market value, based on the Fair Market Value of the Common Stock on the business day immediately preceding the date of delivery of the Shares, equal to the amount of such applicable withholding taxes, in lieu of paying such amount to the Company in cash. Participant authorizes the Company to withhold in accordance with applicable law from any compensation payable to him or her any taxes required to be withheld for federal, state or local law in connection with this Agreement.

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6.	Legal Requirements. If the listing, registration or qualification of Shares deliverable in respect of an Shares upon any securities exchange or under any federal or state law, or the consent or approval of any governmental regulatory body is necessary as a condition of or in connection with the issuance of such Shares, the Company shall not be obligated to issue or deliver such Shares unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained. If registration is considered unnecessary by the Company or its counsel, the Company may cause a legend to be placed on any Shares being issued calling attention to the fact that they have been acquired for investment and have not been registered. The Administrator may from time to time impose any other conditions on the Shares it deems necessary or advisable to ensure that Shares are issued and resold in compliance with the United States Securities Act of 1933, as amended, and Canadian securities laws, as applicable.

7.	Severability. Should a court of competent jurisdiction deem any of the provisions in this Agreement to be unenforceable in any respect, it is the intention of the parties to this Agreement that this Agreement be deemed, without further action on the part of the parties hereto, modified, amended and limited to the extent necessary to render the same valid and enforceable. It is further the parties’ intent that all provisions not deemed to be overbroad shall be given their full force and effect. You acknowledge that you are freely, knowingly and voluntarily entering into this Agreement after having an opportunity for consultation with your own independent counsel.

8.	Notices. Any notice to be given to the Company shall be addressed to the Administrator at its principal executive office, and any notice to be given to the Participant shall be addressed to the Participant at the address then appearing on the personnel or other records of the Company, or at such other address as either party hereafter may designate in writing to the other. Any such notice shall be deemed to have been duly given when deposited in the United States mail, addressed as aforesaid, registered or certified mail, and with proper postage and registration or certification fees prepaid.

9.	Reservation of Right to Terminate. Nothing herein contained shall affect the right of the Company or any Affiliate to terminate the Participant in its applicable capacity as a Service Provider at any time for any reason whatsoever.

10.	Choice of Law; Jurisdiction. This Grant shall be governed by and construed and interpreted in accordance with the substantive laws of the State of Delaware, without giving effect to any conflicts of law rule or principle that might require the application of the laws of another jurisdiction. ANY LEGAL SUIT, ACTION OR PROCEEDING ARISING OUT OF OR BASED UPON THIS AGREEMENT SHALL BE INSTITUTED SOLELY IN THE COURTS OF THE STATE OF DELAWARE OR THE FEDERAL COURTS OF THE UNITED STATES LOCATED IN DELAWARE AND EACH PARTY IRREVOCABLY SUBMITS TO THE PERSONAL JURISDICTION OF SUCH COURTS IN ANY SUCH SUIT, ACTION OR PROCEEDING.

11.	Taxes. You agree to comply with the appropriate procedures established by the Company, from time to time, to provide for payment or withholding of such income or other taxes as may be required by law to be paid or withheld in connection with the Restricted Stock.

***

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Exhibit D

Form of Restricted Unit Award Agreement

Western Magnesium Corporation

Restricted Unit Award Agreement

Number of Restricted Stock Units	Grant Date	Vesting Schedule/Performance Period/Performance Vesting Requirements

Western Magnesium Corporation, a Delaware corporation (the “Company”), hereby grants to [_________] (the “Participant”, also referred to as “you”) the Restricted Stock Units (the “Restricted Stock Units” or “RSUs”), pursuant to the terms of the attached Restricted Unit Award Agreement and the Western Magnesium Corporation 2021 Equity Incentive Plan (the “Plan”).

By signing this cover sheet, you agree to all of the terms and conditions described in the attached Restricted Unit Award Agreement and this Plan.

Participant:

Signature:

Western Magnesium Corporation

By:

Name:

Title:

This is not a stock certificate or a negotiable instrument. This grant of RSUs is a voluntary, revocable grant from the Company and Participant hereby acknowledges that the Company has no obligation to make additional grants in the future.

UPON RECEIPT OF YOUR SIGNED AGREEMENT, A BOOKKEEPING ENTRY WILL BE ENTERED INTO THE COMPANY’S BOOKS AND RECORDS TO EVIDENCE THE RSUs GRANTED TO YOU.

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Western Magnesium Corporation

RESTRICTED UNIT AWARD AGREEMENT

1.	Award. This Restricted Unit Award Agreement (this “Agreement”) evidences the grant to Participant on the Grant Date set forth on the cover page of this Agreement the Restricted Stock Units as set forth therein (the “Restricted Stock Units” or “RSUs”) under the Western Magnesium Corporation 2021 Equity Incentive Plan (the “Plan”). As used herein, the term “Restricted Stock Unit” or “RSU” shall mean a non-voting unit of measurement which is deemed for bookkeeping purposes to be equivalent to one outstanding Share solely for purposes of this Plan and this Agreement. The Restricted Stock Units shall be used solely as a device for the determination of the payment to eventually be made to the Participant if such Restricted Stock Units vest pursuant to this Award Agreement. The Restricted Stock Units shall not be treated as property or as a trust fund of any kind. Any capitalized, but undefined, term used in this Agreement shall have the meaning ascribed to it in this Plan.

2.	Non-Transferability of the RSUs. Your RSUs may not be transferred, assigned, pledged or hypothecated, whether by operation of law or otherwise, nor may the RSUs be made subject to execution, attachment or similar process. Except as may be required by federal income tax withholding provisions or by the tax laws of any state, your interests (and the interests of your beneficiaries, if any) under this Agreement are not subject to the claims of your creditors and may not be voluntarily or involuntarily sold, transferred, alienated, assigned, pledged, anticipated, or encumbered. Any attempt to sell, transfer, alienate, assign, pledge, anticipate, encumber, charge or otherwise dispose of any right to benefits payable hereunder shall be void. Your rights to your RSUs are no greater than that of other general, unsecured creditors of the Company.

3.	Vesting. Subject to the terms and conditions set forth in this Agreement, the RSUs covered by this grant shall vest on the vesting date set forth on the cover page of this Agreement and subject to the satisfaction or attainment of the performance criteria set forth therein, if any, provided the Participant is employed by the Company on the date of vesting. The Administrator may not accelerate vesting of Restricted Stock Units for any reason.

4.	Dividends. Participant shall not be entitled to any cash, securities or property that would have been paid or distributed as dividends with respect to the RSUs subject to this Agreement prior to the date the RSUs are delivered to Participant; provided, however, that the Company shall keep a hypothetical account in which any such items shall be recorded, and shall pay to Participant the amount of such dividends (in cash or in kind as determined by the Company) on the same date that the RSUs to which such payments or distributions relate are required to be delivered under this Agreement.

5.	Timing and Manner of Payment on RSUs.

(a)	On or as soon as administratively practical following the vesting event pursuant to this Agreement (and in all events not later than two and one-half (2½) months after such vesting event), the Company shall deliver to the Participant a number of Shares (either by delivering one or more certificates for such Shares or by entering such Shares in book entry form, as determined by the Company in its discretion) equal to the number of Shares subject to the RSU that vest on the Vesting Date, less any withholding or expenses as set forth herein, or may settle the RSU in cash or other payment as provided in this Plan, as determined by the Administrator. The Company’s obligation to deliver Shares or otherwise make payment with respect to vested RSUs is subject to the condition precedent that the Participant or other person entitled under this Plan to receive any Shares or payment with respect to the vested RSUs deliver to the Company any representations or other documents or assurances required pursuant to this Plan. The Participant shall have no further rights with respect to any RSUs that are paid or that terminate pursuant to this Agreement or this Plan.

(b)	Certain Limitations. Notwithstanding the foregoing provisions of this Section 3, delivery of Shares or other payment, if any, with respect to RSUs by reason of Participant’s termination of employment shall be delayed until the six (6) month anniversary of the date of Participant’s termination of employment to the extent necessary to comply with Code Section 409A(a)(B)(i), and the determination of whether or not there has been a termination of Participant’s employment with the Company shall be made by the Administrator consistent with the definition of “separation from service” (as that phrase is used for purposes of Code Section 409A, and as set forth in Treasury Regulation Section 1.409A-1(h)).

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6.	Rights of Participant. Participant shall have none of the rights of a shareholder at any time prior to the delivery of any Shares pursuant to the RSUs subject to this Agreement, except as expressly set forth in this Plan or herein.

7.	Withholding Taxes. Participant shall be responsible to pay to the Company the amount of withholding taxes as determined by the Company with respect to the date the RSUs are settled. If Participant does not arrange for payment of the applicable withholding taxes by providing such amount to the Company in cash prior to the date established by the Company as the deadline for such payment, Participant shall be treated as having elected to relinquish to the Company a portion of the Shares that would otherwise have been transferred to Participant having a fair market value, based on the Fair Market Value of the Common Stock on the business day immediately preceding the date of delivery of the Shares, equal to the amount of such applicable withholding taxes, in lieu of paying such amount to the Company in cash, or an amount in cash if the RSU is settled in cash. Participant authorizes the Company to withhold in accordance with applicable law from any compensation payable to him or her any taxes required to be withheld for federal, state or local law in connection with this Agreement.

8.	Legal Requirements. If the listing, registration or qualification of Shares deliverable in respect of an RSU upon any Securities Exchange or any Applicable Requirement, or the consent or approval of any governmental regulatory body is necessary as a condition of or in connection with the issuance of such Shares, the Company shall not be obligated to issue or deliver such Shares unless and until such Applicable Requirements shall have been effected or obtained. If registration is considered unnecessary by the Company or its counsel, the Company may cause a legend to be placed on any Shares being issued calling attention to the fact that they have been acquired for investment and have not been registered. The Administrator may from time to time impose any other conditions on the Shares it deems necessary or advisable to ensure that Shares are issued and resold in compliance with the United States Securities Act of 1933, as amended, and Canadian securities laws, as applicable.

9.	Severability. Should a court of competent jurisdiction deem any of the provisions in this Agreement to be unenforceable in any respect, it is the intention of the parties to this Agreement that this Agreement be deemed, without further action on the part of the parties hereto, modified, amended and limited to the extent necessary to render the same valid and enforceable. It is further the parties’ intent that all provisions not deemed to be overbroad shall be given their full force and effect. You acknowledge that you are freely, knowingly and voluntarily entering into this Agreement after having an opportunity for consultation with your own independent counsel.

10.	Notices. Any notice to be given to the Company shall be addressed to the Administrator at its principal executive office, and any notice to be given to the Participant shall be addressed to the Participant at the address then appearing on the personnel or other records of the Company, or at such other address as either party hereafter may designate in writing to the other. Any such notice shall be deemed to have been duly given when deposited in the United States mail, addressed as aforesaid, registered or certified mail, and with proper postage and registration or certification fees prepaid.

11.	Reservation of Right to Terminate. Nothing herein contained shall affect the right of the Company or any Affiliate to terminate the Participant in its applicable capacity as a Service Provider at any time for any reason whatsoever.

12.	Choice of Law; Jurisdiction. This Grant shall be governed by and construed and interpreted in accordance with the substantive laws of the State of Delaware, without giving effect to any conflicts of law rule or principle that might require the application of the laws of another jurisdiction. ANY LEGAL SUIT, ACTION OR PROCEEDING ARISING OUT OF OR BASED UPON THIS AGREEMENT SHALL BE INSTITUTED SOLELY IN THE COURTS OF THE STATE OF DELAWARE OR THE FEDERAL COURTS OF THE UNITED STATES LOCATED IN DELAWARE AND EACH PARTY IRREVOCABLY SUBMITS TO THE PERSONAL JURISDICTION OF SUCH COURTS IN ANY SUCH SUIT, ACTION OR PROCEEDING.

13.	Taxes. You agree to comply with the appropriate procedures established by the Company, from time to time, to provide for payment or withholding of such income or other taxes as may be required by law to be paid or withheld in connection with the RSUs.

***

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If you have any questions or require any

assistance in executing your proxy or

voting instruction form, please call Morrow

Sodali at:

North American Toll-Free Number: 1.888.444.0591

Outside North America, Banks, Brokers and Collect Calls: 1.289.695.3075

Email: assistance@morrowsodali.com

North American Toll-Free Facsimile: 1.877.218.5372

WESTERN MAGNESIUM CORPORATION

8180 Greensboro Drive, Suite 720

McLean, VA 22102

P: 1.571.378.0762

Download the latest about Western Magnesium Corporation at:

http://www.westernmagnesium.com

Western Magnesium is traded on the following: TSXV: WMG.V; OTCQB: MLYF; Frankfurt-3WM.

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